                               PURCHASE AGREEMENT


                                     between

                      CERTIFIED GROCERS OF CALIFORNIA, LTD.


                                       and

                       TRINET CORPORATE REALTY TRUST, INC.


                                November 21, 1994


                               5200 Sheila Street,

                              Commerce, California

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

ARTICLE 1   Purchase and Sale. . . . . . . . . . . . . . . . . . . . . . .     1
     1.1    The Property . . . . . . . . . . . . . . . . . . . . . . . . .     1

ARTICLE 2   Purchase Price . . . . . . . . . . . . . . . . . . . . . . . .     2
     2.1    Amount and Payment . . . . . . . . . . . . . . . . . . . . . .     2
     2.2    Liquidated Damages . . . . . . . . . . . . . . . . . . . . . .     2

ARTICLE 3   Completion of Sale . . . . . . . . . . . . . . . . . . . . . .     2
     3.1    Place and Date . . . . . . . . . . . . . . . . . . . . . . . .     2

ARTICLE 4   Title to the Property. . . . . . . . . . . . . . . . . . . . .     3
     4.1    Real Property. . . . . . . . . . . . . . . . . . . . . . . . .     3
     4.2    Leaseback of Property. . . . . . . . . . . . . . . . . . . . .     3
     4.3    Personal Property. . . . . . . . . . . . . . . . . . . . . . .     3
     4.4    Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . .     3
     4.5    Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

ARTICLE 5   Review of the Property . . . . . . . . . . . . . . . . . . . .     3
     5.1    Delivery of Documents. . . . . . . . . . . . . . . . . . . . .     3
     5.2    Seller's Existing Reports; Documents
            Obtained by Buyer. . . . . . . . . . . . . . . . . . . . . . .     5
     5.3    Access for Review. . . . . . . . . . . . . . . . . . . . . . .     6
     5.4    Property Approval Period . . . . . . . . . . . . . . . . . . .     7
     5.5    Survey . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     5.6    Environmental Definitions. . . . . . . . . . . . . . . . . . .     8

ARTICLE 6   Representations and Warranties . . . . . . . . . . . . . . . .     9
     6.1    Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
     6.2    Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

ARTICLE 7   Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . .    13
     7.1    Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
     7.2    Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
     7.3    Casualty Damage. . . . . . . . . . . . . . . . . . . . . . . .    17
     7.4    Eminent Domain . . . . . . . . . . . . . . . . . . . . . . . .    18

ARTICLE 8   Conditions Precedent . . . . . . . . . . . . . . . . . . . . .    18
     8.1    Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
     8.2    Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

ARTICLE 9   Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
     9.1    Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . .    21
     9.2    Possession . . . . . . . . . . . . . . . . . . . . . . . . . .    22
     9.3    Closing Costs and Credits. . . . . . . . . . . . . . . . . . .    22
     9.4    Prorations . . . . . . . . . . . . . . . . . . . . . . . . . .    23

ARTICLE 10  General. . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
     10.1   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
     10.2   Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . .    23
     10.3   Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .    24

     10.4   Construction . . . . . . . . . . . . . . . . . . . . . . . . .    24
     10.5   Terms Generally. . . . . . . . . . . . . . . . . . . . . . . .    24
     10.6   Further Assurances . . . . . . . . . . . . . . . . . . . . . .    24
     10.7   Partial Invalidity . . . . . . . . . . . . . . . . . . . . . .    24
     10.8   Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
     10.9   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . .    24
     10.10  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . .    25


Exhibit A   Preliminary Report
Exhibit B   Personal Property
Exhibit C   Contracts
Exhibit D   Permits
Exhibit E   Grant Deed
Exhibit F   Lease
Exhibit G   Bill of Sale
Exhibit H   Assignment of Contracts
Exhibit I   Assignment of Permits
Exhibit J   Seller's Reports
Exhibit K   Expense Statements
Exhibit L   Seller's Closing Certificate
Exhibit M   Buyer's Closing Certificate
Exhibit N   Easement Agreement
Exhibit O   Certificate of Non-Foreign Status
Exhibit P   Agreement re Letter of Credit

                                PURCHASE AGREEMENT

   THIS PURCHASE AGREEMENT ("Agreement"), made as of November _, 1994, by and between CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), and TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("Buyer"),

                                W I T N E S S E T H:

   In consideration of the covenants in this Agreement, Seller and Buyer agree as follows:

                                      ARTICLE 1

                                 PURCHASE AND SALE

   1.1 THE PROPERTY. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller, upon and subject to the terms and conditions in this Agreement, all of the following property (collectively the "Property"):

   (a) Approximately five and one-half (5.5) acres of real property in the City of Commerce, State of California, commonly known as 5200 Sheila Street, Commerce, California, described in preliminary report no. 5092212-67 dated as of June 14, 1994 (the "Commitment"), prepared by Lawyers Title Insurance Company (the "Title Company"), attached hereto as Exhibit A, together with all buildings, structures and improvements located on such real property, including an office building containing approximately one hundred thousand (100,000) square feet of space and a cafeteria building containing approximately eight thousand (8,000) square feet of space, and all Seller's right, title and interest in and to all fixtures and heating, ventilating, air conditioning, electrical, mechanical, plumbing, life safety and other building systems affixed or attached to such real property and all easements and rights appurtenant to such real property (all such real property, buildings, structures, improvements, machinery, fixtures, equipment, easements and rights are collectively the "Real Property");

   (b) All Seller's right, title and interest in and to all tangible and intangible personal property (the "Personal Property") described in Exhibit B attached hereto;

   (c) Seller's interest in all contracts, agreements, warranties and guaranties (the "Contracts") described in Part I of Exhibit C attached hereto; and

   (d) Seller's interest in all building permits, certificates of occupancy, and other certificates, permits, licenses and approvals (the "Permits") described in Exhibit D attached hereto.

                                   ARTICLE 2

                                PURCHASE PRICE

   2.1 AMOUNT AND PAYMENT. The total purchase price for the Property shall be eleven million five hundred thousand dollars ($11,500,000). At the Closing (as defined in section 3.1) on the Closing Date (as defined in section 3.1), Buyer shall pay the total purchase price for the Property, adjusted to reflect credits and prorations as provided in this Agreement, to Seller in cash in immediately available funds.

   2.2 LIQUIDATED DAMAGES. SELLER AND BUYER AGREE THAT, IF AFTER BUYER OBTAINS THE BOARD APPROVAL (AS DEFINED IN SECTION 8.2(a)) BUYER MATERIALLY DEFAULTS UNDER OR MATERIALLY BREACHES THIS AGREEMENT AND, THEREFORE, THE PURCHASE AND SALE OF THE PROPERTY IS NOT COMPLETED, THEN THIS AGREEMENT SHALL TERMINATE
AND THE AMOUNT OF ONE HUNDRED THOUSAND DOLLARS ($100,000) SHALL BE PAID TO SELLER UPON TERMINATION OF THIS AGREEMENT AND RETAINED BY SELLER AS
LIQUIDATED DAMAGES AND AS SELLER'S SOLE REMEDY AT LAW OR IN EQUITY, EXCEPT
THAT SELLER SHALL RETAIN THE RIGHT TO RECEIVE, IN ADDITION TO SUCH LIQUIDATED DAMAGES, ANY AMOUNT BUYER IS OBLIGATED TO PAY PURSUANT TO SECTIONS 5.3 OR
10.2 HEREOF. SELLER AND BUYER AGREE THAT, UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, ACTUAL DAMAGES MAY BE DIFFICULT TO ASCERTAIN
AND THE FOREGOING AMOUNT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT WILL BE INCURRED BY SELLER IF BUYER MATERIALLY DEFAULTS UNDER OR MATERIALLY BREACHES THIS AGREEMENT AND FAILS TO PURCHASE THE PROPERTY.

        SELLER'S INITIALS:      BUYER'S INITIALS:
                          ----                   ----                 ----
                                 ARTICLE 3

                            COMPLETION OF SALE

   3.1 PLACE AND DATE. The purchase and sale of the Property shall be completed in accordance with Article 9 hereof (the "Closing"). The Closing shall occur through an escrow with the Title Company at 800 East Colorado Boulevard, Suite 250, Pasadena, CA 91101 on the date ten (10) business days after the date Buyer obtains the Board Approval, but in no event later than October 17, 1994, or at such other place or on such other date as Seller and Buyer agree in writing. The date on which the Closing occurs is referred to herein as the "Closing Date". Prior to the Closing Date, Seller and Buyer each shall give appropriate written escrow instructions, consistent with this Agreement, to the Title Company for the Closing in accordance with this Agreement.

                                ARTICLE 4

                          TITLE TO THE PROPERTY

   4.1 REAL PROPERTY. Seller shall deliver to Title Company a duly executed and acknowledged Grant Deed (the "Deed") in the form of Exhibit E attached hereto, and shall take all steps necessary to cause Title Company to issue to Buyer the title insurance policy described in section 8.2(e) insuring that good and marketable fee simple absolute title to the Real Property is vested in Buyer, free and clear of all liens, encumbrances, leases, easements, restrictions, rights, covenants and conditions of any kind or nature whatsoever, except only the following to the extent Buyer approves them during the Property Approval Period (as defined in section 5.4) (the
"Permitted Exceptions"): (a) the matters shown as exceptions A, B and C (each showing no delinquencies), 1 through 7, 11 and 12 in the Commitment, (b) the Lease (as defined in section 4.2), (c) any matters shown on the survey furnished to Buyer in accordance with this Agreement, and (d) any other matters approved or caused by Buyer.

   4.2 LEASEBACK OF PROPERTY. On the Closing Date, Buyer shall lease the Real Property back to Seller pursuant to the Lease in the form attached as Exhibit F (the "Lease").

   4.3 PERSONAL PROPERTY. Seller shall transfer good title to the Personal Property to Buyer, by a duly executed Bill of Sale (the "Bill of Sale") in the form of Exhibit G attached hereto, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever.

   4.4 CONTRACTS. Seller shall assign good title to Seller's interest in the Contracts described in Part I of Exhibit C to Buyer, by a duly executed Assignment of Contracts (the "Assignment of Contracts") in the form of Exhibit H attached hereto, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever.

   4.5 PERMITS. Seller shall assign good title to the Permits to Buyer, by a duly executed Assignment of Permits (the "Assignment of Permits") in the form of Exhibit I attached hereto, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever.

                                ARTICLE 5

                          REVIEW OF THE PROPERTY

   5.1 DELIVERY OF DOCUMENTS. On or before the date of this Agreement or as promptly thereafter as practicable, Seller shall, at the expense of Seller, deliver to Buyer legible copies of the following documents:

   (a) Audited financial statements ("Financial Statements") of Seller for the fiscal years 1991, 1992 and 1993, which Financial Statements shall include an audited consolidated balance sheet of Seller and its consolidated subsidiaries as at the end of such fiscal year, a consolidated statement of operations of Seller and its consolidated subsidiaries for such fiscal year, and a certificate of Seller's auditor (which shall be a recognized national independent accounting firm) to the effect that such Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and operations of Seller and its consolidated subsidiaries for and as at the end of such fiscal year;

   (b)  All of the Contracts;

   (c)  All of the Permits;

   (d) The annual expense statements with respect to the operation of the Real Property for the years 1992 and 1993 and quarterly expense statements for the first two calendar quarters of 1994, each showing all expenses reasonably allocated to the Real Property, together with bills for real property taxes and assessments for the most recent three (3) tax fiscal years, and any available statements of capital expenditures, capital reserves and repairs and maintenance expenses for calendar years 1992 and 1993 and the first two calendar quarters of 1994;

   (e) All architectural, engineering and other drawings, plans and specifications for the buildings, structures, improvements, machinery, fixtures and equipment included in the Real Property insofar as any thereof have heretofore been prepared by, for or at the request of Seller or are in the possession of or available to Seller;

   (f) All reports, studies, investigations, appraisals and other materials insofar as any thereof have heretofore been prepared by, for or at the request of Seller or are in the possession of or available to Seller concerning the design, construction, condition or status of the Real Property or any of the buildings, structures, improvements, machinery, fixtures or equipment included in the Real Property, or any system, element or component thereof, including the appraisal, dated as of March 1, 1994, prepared by American Appraisal Associates, and the structural report, dated as of June 28, 1994, prepared by La Canada Design Group ("Seller's
Structural Report");

   (g) All reports, studies, investigations, appraisals and other materials insofar as any thereof have heretofore been prepared by, for or at the request of Seller or are in the possession of or available to Seller concerning the environ-mental condition or status of the Real Property or any of the buildings, structures or improvements included in the Real Property, or any past or present Release (as defined in section 5.6) or threatened Release of any Hazardous Substances (as defined in section 5.6) in, on, under or within the Real Property or any other real property in the vicinity of the Real Property, or the compliance of the Real Property with Environmental Laws (as defined in section 5.6), including that certain Phase I environmental assessment report, dated as of March 10, 1994, prepared by ATC Environmental, Inc. ("Seller's Phase I") and the items listed on Exhibit J attached hereto;

   (h) All environmental impact reports, environmental impact certifications and zoning, land use or development agreements relating to the Real Property heretofore prepared by, for or at the request of Seller or are in the possession of or available to Seller;

   (i) The current annual operating and capital budget for 1994 for the Real Property showing all projected expenses (operating and capital) reasonably allocated to the Real Property for such period; and

   (j) All documents referred to in the exceptions listed in the Commitment and all other documents referred to therein.

   5.2 SELLER'S EXISTING REPORTS; DOCUMENTS OBTAINED BY BUYER. As promptly as practicable after the date of this Agreement, Buyer shall obtain the following documents:

   (a) A Phase I environmental assessment covering the Real Property and confirming that in asbestos remediation plan for the Real Property has been prepared and all such work has been completed in accordance with Environmental Laws (the "Phase I Report") and a Phase II environmental assessment (the "Phase II Report," which, together with the Phase I Report, is collectively referred to herein as the "Environmental Reports"), in form and scope as set forth in the letter dated August 15, 1994, from Groundwater Technology, Inc. ("GTI") to Buyer (the "Phase II Letter"), which Environmental Reports shall be prepared by GTI and shall be certified to Buyer (and, if requested by Buyer, to Buyer's Lender); and

   (b) Appraisals of the Real Property prepared by Cushman & Wakefield in accordance with standard industry practices, for Buyer's benefit and which shall be certified to Buyer, setting forth (a) the unencumbered value of the fee simple interest in the Real Property and (b) the leased fee value of the Property (collectively, the "Appraisals").

   Buyer shall bear the costs and expenses of the Appraisals. Buyer initially shall bear the costs and expenses of preparation of the Environmental
Reports; provided, however, Buyer shall receive a credit toward payment of the total purchase price for the Property, as provided in section 9.3, equal to one hundred percent (100%) of the costs and expenses incurred by Buyer with respect to the Phase I
Report (the "'Phase I Costs"), provided such Phase I costs shall not exceed seven thousand five hundred dollars ($7,500), and fifty percent (50%) of the costs and expenses incurred by Buyer with respect to the Phase II Report (the "Phase II Costs"), provided that such Phase II Costs shall not exceed the estimated cost of the Phase II as set forth in the Phase II Letter for the scope of work actually conducted by GTI. If this Agreement terminates for any reason other than a breach or default by Seller, then Buyer shall bear the Phase I Costs. If this Agreement terminates for any reason other than a breach or default by Buyer, then Seller shall reimburse Buyer for fifty percent (50%) of the Phase II Costs within ten (10) business days after Buyer delivers to Seller the Phase II Report and an invoice for the Phase II Costs and GTI's work in connection therewith in an amount not to exceed the amount set forth in the Phase II Letter for the scope of work actually conducted by GTI (the "Phase II Invoice"). Buyer shall promptly deliver to Seller copies of the documents referred to in this section 5.2, without representation or warranty, to the extent the same are in Buyer's possession and provided that any limitations or restrictions in any agreement between Buyer and the applicable consultant or contractor are satisfied or waived. At least five
(5) business days before the Closing, Buyer shall deliver to Seller the Phase II Report and the Phase II Invoice.

   5.3 ACCESS FOR REVIEW. From the date of this Agreement to the Closing Date, Seller shall provide Buyer and Buyer's representatives with access to the Real Property, the Personal Property, all drawings, plans and specifications for the Real Property, all engineering and other reports and studies relating to the Real Property, all files and correspondence relating to the Real Property, and all financial and accounting books and records relating to the ownership, management, operation, maintenance or repair of the Real Property at all reasonable times to make such studies, inspections, tests (including subsurface tests, borings, samplings and measurements, provided that Seller has approved in advance any such intrusive tests, borings, samplings and measurements), copies and verifications as Buyer, in Buyer's discretion, considers reasonably necessary or desirable in the circumstances. Buyer shall restore the Real Property to its condition existing immediately before Buyer's entry upon the Real Property, and Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements (collectively, "Claims"), arising from any bodily injury, property damage or mechanics' lien claim caused by Buyer in connection with entry on the Real Property by Buyer pursuant to this section
5.3 or the Phase II Letter; provided, however, Buyer's foregoing obligations shall not include any obligation or duty with respect to Claims (including Claims that the Real Property has declined in value) arising out of, resulting from or incurred in connection with (i) the discovery or presence of any Hazardous Substances, or (ii) the results, findings, tests or analyses of Buyer's environmental investigation of the Real Property. Notwithstanding the preceding sentence, Buyer shall contribute to Seller one-half (1/2) of the amount of any costs incurred in remediating any property damage resulting from a Release caused by the environmental testing contemplated under Section
5.2 hereof and one-half (1/2) of all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, arising from any such Release. Buyer acknowledges that it has caused GTI to deliver a certificate of insurance naming Seller as an additional insured under GTI's errors and omissions insurance policy, which policy provides coverage in an amount of at least one million dollars ($1,000,000).

   5.4 PROPERTY APPROVAL PERIOD. Between the date of this Agreement and the date Buyer obtains the Board Approval, Buyer shall have the right to review and investigate the physical and environmental condition of the Property, the income and expenses of the Property, the character, quality, value and general utility of the Property, the zoning, land use, environmental and building requirements and restrictions applicable to the Property, the state of title to the Real Property, and any other factors or matters relevant to Buyer's decision to purchase the Property. As used in this Agreement, the phrase "Property Approval Period" shall mean the period commencing on the date Buyer receives the last of the documents required to be delivered by Seller or obtained by Buyer pursuant to sections 5.1, 5.2 and 5.5 and ending on the Property Approval Deadline. As used in this Agreement, the phrase "Property Approval Deadline" shall mean the date which is fifteen (15) days after the Property Approval Period commences. If (a) the Property Approval Deadline has not occurred by September 30, 1994 due to Buyer's failure to obtain the Appraisals and the Enviroranental Reports by September 15, 1994, and (b) Buyer has not waived its rights under this section 5.4 to terminate this Agreement, then Seller may terminate this Agreement at any time after September 30, 1994 by written notice to Buyer, provided that such termination shall not be effective if, within five (5) business days after such notice, Buyer waives its rights under this section 5.4 to terminate this Agreement. Buyer may determine whether or not the Property is acceptable to Buyer within the Property Approval Period. If (1) during the Property Approval Period Buyer determines that the Property is not acceptable for any reason whatsoever, or (2) Buyer does not obtain the Board Approval within ten (10) business days after the Property Approval Deadline, then Buyer shall have the right, by giving notice to Seller, to terminate this Agreement. If Buyer exercises the right to terminate this Agreement in accordance with this section 5.4, this Agreement shall terminate as of the date such termination notice is given by Buyer. If Buyer does not exercise the right to terminate this Agreement in accordance with this section 5.4 and Buyer so obtains the Board

Approval, then this Agreement shall continue in full force and effect, and Buyer shall have no further right to terminate this Agreement pursuant to this section 5.4. If Buyer does not deliver to Seller the Board Approval by the date which is fifteen (15) business days after the Property Approval Deadline, then Seller may terminate this Agreement by delivering to Buyer notice thereof, in which event this Agreement shall terminate as of the date such notice is given.

   5.5 SURVEY. On or before the date of this Agreement or as promptly thereafter as practicable, Seller shall, at the expense of Seller, deliver to Buyer a survey of the Real Property prepared by a licensed land surveyor or a registered civil engineer approved in writing by Buyer. Such survey shall comply with the current minimum standard detail requirements for land title surveys established by the American Land Title Association and the American Congress on Surveying and Mapping, shall contain the legal description of the Real Property, shall include the surveyor's or engineer's certification (in form and substance satisfactory to Buyer) to Buyer, Buyer's lender and any trustee of such lender (collectively, "Lender"), the Title Company and any other person designated by Buyer, signed by the surveyor or engineer, that the survey correctly shows the Real Property on the basis of a field survey and in accordance with the current minimum standard detail requirements for land title surveys established by the American Land Title Association and the American Congress on Surveying and Mapping, and shall otherwise be in form and substance satisfactory to Buyer.

   5.6 ENVIRONMENTAL DEFINITIONS. As used in this Agreement, the following definitions shall apply: "Environmental Laws" shall mean all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, and all federal and state court decisions, consent decrees and orders interpreting or enforcing any of the foregoing, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater, and includes the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., and the Clean Water Act, 33 U.S.C. Section 1251, et seq. "Hazardous Substances" shall mean any substance or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the Environmental Laws, and includes asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, and chemicals which may cause cancer or reproductive toxicity. "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including continuing migration, of Hazardous Substances into or through soil, surface water or groundwater, and shall include, without limitation, any contamination of groundwater with Hazardous Substances previously located in the soil or other groundwater.

                                  ARTICLE 6

                      REPRESENTATIONS AND WARRANTIES

   6.1 SELLER.  The representations and warranties of Seller in this section
6.1 and in Seller's Closing Certificate (as defined in section 7.1(c)) are a material inducement for Buyer to enter into this Agreement. Buyer would not purchase the Property from Seller without such representations and warranties of Seller. All representations and warranties of Seller shall survive the Closing. Seller represents and warrants to Buyer as of the date of this Agreement as follows:

   (a) Seller is a corporation duly organized and validly existing under the laws of the State of California. Seller has full power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents and approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, or give rise to a default under (i) any provision of Seller's articles of incorporation or bylaws, (ii) any material instrument or contract to which Seller is a party or by which Seller is bound, or (iii) any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to Seller, the Property or any other property of Seller.

   (b) There are no persons leasing, using or occupying the Real Property or any part thereof except Seller, other persons permitted to occupy the Real Property in accordance with Section 12.5(a) of the Lease and users or operators of the cafeteria as provided in Sections 12.5(c) and 12.5(d) of the Lease. All of the Personal Property is described in Exhibit B attached hereto, which is an accurate and complete list of all tangible and intangible personal property owned by Seller and necessary for the management, operation, maintenance or repair of the Real Property (other than (A) personal property used in Seller's business as opposed to Seller's property management and operation, and (B) ordinary tools and supplies which are easily replaceable). All of the tangible Personal Property is located at the Real Property. All of the Contracts are described in Exhibit C attached hereto, which is an accurate and complete list of all presently effective contracts, agreements, warranties and guaranties relating to the design, construction, ownership, management, operation, maintenance or repair of the Real Property (but excluding those relating to the operation of Seller's particular business as opposed to Seller's property management and operations). All of the Permits are described in Exhibit D attached hereto, which is an accurate and complete list of all presently effective building permits, certificates of occupancy, and other certificates, permits, licenses and approvals relating to the design, construction, ownership, occupancy, use, management, operation, maintenance or repair of the Real Property (other than those the expiration, termination or invalidity of which would not materially (x) impair the value of the Real Property, or (y) interfere with or restrict the present use of the Real Property). Seller has good title to the Personal Property, the Contracts and the Permits, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever. All of the copies of the documents delivered to Buyer pursuant to section 5.1 are accurate and complete copies of all originals of the documents described in section 5.1.

   (c) The Real Property has at all times been managed, operated, maintained and repaired by Seller in a manner in accordance with sound property management practice. There are no defects or deficiencies in the design, construction, fabrication, manufacture or installation of the Real Property or any part thereof or any system, element or component thereof. All systems, elements and components of the Property (including all machinery, fixtures and equipment, the roof, foundation and structural elements, and the elevator, mechanical, electrical and life safety systems) are in good working order and repair and sound operating condition. Seller has received no notice of any kind from any insurance broker, agent or underwriter that any noninsurable condition exists in, on or about the Real Property or any part thereof. The Real Property and every part thereof and the use and occupancy of the Real Property are in material compliance with all applicable building, earthquake, zoning, land use, environmental, antipollution, health, fire, safety, access and accommodations for the physically handicapped, subdivision, energy and resource conservation and similar laws, statutes, rules, regulations and ordinances and all covenants, conditions and restrictions applicable to the Real Property. Seller has received no notice, citation or other claim alleging any violation of any such law, statute, rule, regulation, ordinance, covenant, condition or restriction. The Permits have been duly and validly issued, are in full force and effect, and are all of the certificates, permits, licenses and approvals that are required by law to own, operate, use and occupy the Real Property as it is presently owned, operated, used and occupied. Seller has fully performed, satisfied and discharged all of the obligations, requirements and conditions imposed on the Real Property by the Permits.

   (d) Except as permitted under applicable Environmental Laws or as expressly disclosed in the Environmental Reports or other written reports delivered to Buyer and listed on Exhibit J attached hereto (the "Seller Reports"), no Hazardous Substances are present in, on or under the Real Property or any nearby real property which could migrate to the Real Property, and there is no present Release or threatened Release of any Hazardous Substances in, on or under the Real Property. Seller has never used the Real Property or any part thereof, and Seller has never permitted any person to use the Real Property or any part thereof, for the production, processing, manufacture, generation, treatment, handling, storage or disposal of Hazardous Substances except as permitted by applicable Environmental Laws. No underground or above-ground storage tanks, barrels, wells, pits, sumps, lagoons or other containers of any kind are located in, on, under or, to the best of Seller's knowledge, about the Real Property, except as disclosed in the Environmental Reports and Seller Reports. To the best of Seller's knowledge, except as disclosed in the Environmental Reports and Seller Reports, no underground or above-ground storage tanks, barrels, wells, pits, sumps, lagoons or other containers of any kind which were formerly located in, on, under or about the Real Property either (i) constitute or have caused any violation of any Environmental Laws, or (ii) could reasonably be expected in the future to constitute or cause any violation of any Environmental Laws. Except as expressly disclosed in the Environmental Reports or the Seller Reports, the Real Property and every part thereof, and all operations and activities therein and thereon and the use and occupancy thereof, comply with all applicable Environmental Laws, and Seller is not violating any Environmental Laws. Seller has all permits, licenses and approvals (which are included in the Permits) required by all applicable Environmental Laws for the use and occupancy of, and all operations and activities in, the Real Property, Seller is in full compliance with all such permits, licenses and approvals, and all such permits, licenses and approvals were duly issued and are in full force and effect. Except as disclosed in the Environmental Reports and Seller Reports, no claim, demand, action or proceeding of any kind relating to any past or present Release or threatened Release of any Hazardous Substances in, on or under the Real Property or any past or present violation of any Environmental Laws at the Real Property has been made or commenced during Seller's ownership of the Real Property (or, to the best of Seller's knowledge, previously), or is pending, or to the best of Seller's knowledge is being threatened or contemplated by any person.

   (e) There is no litigation, arbitration or other legal or administrative suit, action, proceeding or investigation of any kind pending, or to the best of Seller's knowledge threatened or being contemplated, against or involving Seller relating to the Real Property or any part thereof and, to the best of Seller's knowledge, there is no valid basis for any such litigation, arbitration or other legal or administrative suit, action, proceeding or investigation. There is no general plan, land use or zoning action or proceeding of any kind, or general or special assessment action or proceeding of any kind, or condemnation or eminent domain action or proceeding of any kind pending or, to the best of Seller's knowledge, threatened or being contemplated with respect to the Real Property or any part thereof. There is no legal or administrative action or proceeding pending to contest or appeal the amount of real property taxes or assessments levied against the Real Property or any part thereof or the assessed value of the Real Property or any part thereof for real property tax purposes.

   (f) All water, sewer, gas, electric, steam, telephone and drainage facilities and all other utilities required by law or reasonably necessary or proper and usual for the full operation, use and occupancy of the Real Property are installed to the boundary lines of the Real Property, are connected with valid permits, and are adequate to service the Real Property and to allow full compliance with all applicable laws, and the cost of installation and connection of all such utilities to the Property has been fully paid.

   (g) Seller is not a "foreign person" as defined in section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

   (h) Except for Smith Barney Shearson, Inc. ("Smith Barney"), Ridgewood Capital Funding, Inc. ("Ridgewood") and LaSalle Partners ("LaSalle") (collectively "Brokers"), Seller has not dealt with any investment adviser, real estate broker or finder, or incurred any liability for any commission or fee to any investment adviser, real estate broker or finder, in connection with the sale of the Property or this Agreement.

   (i) The Financial Statements are true, correct and complete, were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and operations of Seller and its consolidated subsidiaries for and as at the respective period of each such Financial Statement.

   (j) The expense statements of the Real Property for the years 1992 and 1993 and the first two calendar quarters of 1994 collectively attached hereto as Exhibit K are, to the best of Seller's knowledge, true, correct and complete in all material respects, show with reasonable accuracy all expenses reasonably allocated to the Real Property, and present fairly such expenses for the periods indicated (but Buyer acknowledges that such statements are, in some respects, based on estimated allocations of expense items that pertained to the Real Property and other property).

   6.2 BUYER.  The representations and warranties of Buyer in this section
6.2 and in Buyer's Closing Certificate (as defined in section 7.2(a)) are a material inducement for Seller to enter into this Agreement. Seller would not sell the Property to Buyer without such representations and warranties of Buyer. Such representations and warranties shall survive the Closing. Buyer represents and warrants to Seller as of the date of this Agreement as follows:

   (a) Buyer is a corporation duly incorporated and organized and validly existing and in good standing under the laws of the State of Maryland. Subject to obtaining the Board Approval, Buyer has full corporate power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized by all necessary action on the part of Buyer and all required consents and approvals have been duly obtained, subject to the Board Approval. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

   (b) Except for Brokers, Buyer has not dealt with any investment adviser, real estate broker or finder, or incurred any liability for any commission or fee to any investment adviser, real estate broker or finder, in connection with the sale of the Property or this Agreement.

                                   ARTICLE 7

                                   COVENANTS

   7.1 SELLER.  Seller covenants and agrees with Buyer as follows:

   (a) Between the date of this Agreement and the Closing Date, Seller shall not, without the prior approval of Buyer, which approval may be withheld in the sole and absolute discretion of Buyer, in any respect execute any lease affecting the Real Property. Between the date of this Agreement and the Closing Date, Seller shall not enter into any agreement, or amend, modify, renew, extend or terminate, or waive rights under, any existing Contract or Permit. Between the date of this Agreement and the Closing Date, Seller shall manage, operate, maintain and repair the Real Property and the Personal Property in the ordinary course of business in accordance with sound property management practice, keep the Real Property and the Personal Property and every part thereof in good repair and working order and sound condition, comply with the Permits and all covenants, conditions, restrictions, laws, statutes, rules, regulations and ordinances applicable to the Real Property or the Personal Property, keep the Contracts and the Permits in force, immediately give Buyer copies of all notices received by Seller asserting any breach or default under the Contracts or any violation of the Permits or any covenants, conditions, restrictions, laws, statutes, rules, regulations or ordinances applicable to the Real Property or the Personal Property, and perform when due all of Seller's obligations under the Contracts and the Permits in accordance with the Contracts and the Permits and all applicable laws. Between the date of this Agreement and the Closing Date, Seller shall keep in force property insurance covering all buildings, structures, improvements, machinery, fixtures and equipment included in the Real Property insuring against all risks of physical loss or damage, subject to standard exclusions, in an amount equal to the actual replacement cost (without deduction for depreciation) of such buildings, structures, improvements, machinery, fixtures and equipment.

   (b) Between the date of this Agreement and the Closing Date, Seller shall:
(i) not use, produce, process, manufacture, generate, treat, handle, store or dispose of any Hazardous Substances in, on or under the Real Property, or use the Real Property for any such purposes, or Release any Hazardous Substances into any air, soil, surface water or groundwater comprising the Real Property, or permit any person using or occupying the Real Property or any part thereof to do any of the foregoing; (ii) comply, and shall cause all persons using or occupying the Real Property or any part thereof to comply, with all Environmental Laws applicable to the Real Property, or the use or occupancy thereof, or any operations or activities therein or thereon; (iii) duly obtain all permits, licenses and approvals required by all applicable Environmental Laws for the use and occupancy of, and all operations and activities in, the Real Property, comply fully with all such permits, licenses and approvals, and keep all such permits, licenses and approvals in full force and effect; (iv) give notice Buyer immediately after Seller obtains any information indicating that any Hazardous Substances may be present or any Release or threatened Release of Hazardous Substances may have occurred in, on or under the Real Property (or any nearby real property which could migrate to the Real Property) or that any violation of any Environmental Laws may have occurred at the Real Property, together with a reasonably detailed description of the event, occurrence or condition in question; and (v) immediately furnish to Buyer copies of all written communications received by Seller from any person (including notices, complaints, claims or citations that any Release or threatened Release of any Hazardous Substances or any violation of any Environmental Laws has actually or allegedly occurred) or given by Seller to any person concerning any past or present Release or threatened Release of any Hazardous Substances in, on or under the Real Property (or any nearby real property which could migrate to the Real Property) or any past or present violation of any Environmental Laws at the Real Property.

   (c) All representations and warranties made by Seller in section 6.1 and in Seller's Closing Certificate shall survive the Closing. Seller shall use its best efforts, in good faith and with diligence, to cause all of the representations and warranties made by Seller in section 6.1 to be true and correct on and as of the Closing Date. At the Closing, Seller shall execute and deliver to Buyer a Seller's Closing Certificate ("Seller's Closing Certificate") in the form of Exhibit L attached hereto, certifying to Buyer that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

   (d) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all Claims that may be suffered or incurred by Buyer if any representation or warranty made by Seller in section 6.1 or in Seller's Closing Certificate was untrue or incorrect in any respect when made or that may be caused by any breach by Seller of any such representation or warranty.

   (e) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all Claims arising from or based on any failure by Seller to perform all obligations of Seller in accordance with the Contracts or the Permits before the Closing Date, or any breach, default or violation by Seller (or any event by Seller or condition which, after notice or the passage of time, or both, would constitute a breach, default or violation by Seller) under the Contracts or the Permits that occurs before the Closing Date, or any condition, event or circumstance relating to the Real Property that existed or occurred before the Closing Date, or any personal injury or property damage occurring in, on or about the Real Property before the Closing Date. Seller shall indemnify and defend Buyer against and hold Buyer harmless from all Claims arising from or based on any failure by Seller to perform all obligations of Seller in accordance with the Contracts listed on
Part II of Exhibit C after the Closing Date, or any breach, default or violation by Seller (or any event by Seller or condition which, after notice or the passage of time, or both, would constitute a breach, default or violation by Seller) under the Contracts listed on Part II of Exhibit C that occurs after the Closing Date.

   (f) Subject to the provisions of section 5.3, Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses in any way arising from, relating to or connected with any past or present Release or threatened Release of any Hazardous Substances in, on or under the Real Property or any past or present violation of any Environmental Laws at the Real Property that exists or occurs, or the onset of which exists or occurs, before the Closing Date. The foregoing indemnification shall include all expenses of investigation and monitoring, costs of containment, abatement, removal, repair, cleanup, restoration and remedial work, penalties and fines, attorneys' fees and disbursements, other response costs.

   (g) Between the date of this Agreement and the Closing Date, Seller shall not in any manner sell, convey, assign, transfer, lease, encumber or otherwise dispose of the Real Property, the Personal Property, the Contracts or the Permits, or any part thereof or interest therein, nor enter into any agreement to do so.

   (h) Seller shall pay all commissions, fees and expenses due to Smith
Barney and Ridgewood in respect of the sale of the Property or this Agreement.

   (i) Seller shall cause to be removed or deleted from title to the Real Property on or before the Closing Date any mortgage, lien or similar encumbrance other than a Permitted Exception which may be removed or deleted by the payment of money.

   (j) On or before the Closing Date, Seller shall cause Seller's Structural Report to be certified to Buyer and Lender.

   (k) On or before the Closing Date Seller shall have taken, or as promptly thereafter as practicable Seller shall take, all action necessary to cause the Real Property to be identified on the rolls of the Los Angeles County Tax Assessor as a separate tax parcel which includes no property other than the Real Property. In the event that Seller shall not, on or prior to the Closing Date, have delivered to Buyer evidence reasonably satisfactory to Buyer that the Real Property constitutes a separate tax parcel, then Seller shall have provided Buyer with assurance reasonably satisfactory to Buyer that all such necessary actions will be completed promptly after the Closing Date.

   7.2 BUYER.  Buyer covenants and agrees with Seller as follows:

   (a) All representations and warranties made by Buyer in section 6.2 and in Buyer's Closing Certificate shall survive the Closing. Buyer shall use its best efforts, in good faith and with diligence, to cause all of the representations and warranties made by Buyer in section 6.2 to be true and correct on and as of the Closing Date. At the Closing, Buyer shall execute and deliver to Seller a Buyer's Closing Certificate ("Buyer's Closing Certificate") in the form of Exhibit M attached hereto, certifying to Seller that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

   (b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all Claims that may be suffered or incurred by Seller if any representation or warranty made by Buyer in section 6.2 or in Buyer's Closing Certificate was untrue or incorrect in any respect when made or that may be caused by any breach by Buyer of any such representation or warranty.

   (c) Buyer shall indemnify and defend Seller against and hold Seller harmless from all Claims arising from or based on any failure by Buyer to perform all obligations of Buyer in accordance with the Contracts' arising or accruing on or after the Closing Date and during Buyer's ownership of the Property or any breach, default or violation by Buyer (or any event by Buyer or condition which, after notice or the passage of time, or both, would constitute a breach, default or violation by Buyer) under the Contracts that occurs on or after the Closing Date and during Buyer's ownership of the Property.

   (d) Buyer shall pay all commissions, fees and expenses due to LaSalle in respect of the sale of the Property or this Agreement.

   7.3 CASUALTY DAMAGE. If, before the Closing Date, the improvements on the Real Property are damaged by any casualty and the cost to restore such improvements, as reasonably determined by Buyer, is more than one hundred thousand dollars ($100,000.00), Buyer shall have the right, by giving notice to Seller within thirty (30) days after Seller gives notice of the occurrence of such casualty to Buyer, to terminate this Agreement, in which event this Agreement shall terminate. If, before the Closing Date, the improvements on the Real Property are damaged by any casualty and the cost to restore such improvements, as reasonably determined by Buyer, is one hundred thousand dollars ($100,000.00) or less, or if Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, promptly after the Closing Date, Seller shall restore such damage as provided in the Lease. Seller shall give notice to Buyer immediately after the occurrence of any damage to the improvements on the Real Property by any casualty. Buyer shall have a period of thirty (30) days (or such shorter period as Buyer may elect by giving notice to Seller) after Seller has given the notice to Buyer required by this section 7.3 to evaluate the extent of the damage and make the determination as to whether to terminate this Agreement. If necessary, the Closing Date shall be postponed until Seller has given the notice to Buyer required by this section 7.3 and the period of thirty (30) days described in this section 7.3 has expired.

   7.4 EMINENT DOMAIN. If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of all or any part of the Property which, as reasonably determined by Buyer, would render the Property unacceptable to Buyer or unsuitable for Buyer's intended use, Buyer shall have the right, by giving notice to Seller within thirty
(30) days after Seller gives notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall terminate. If Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing Date, the condemnation award (or, if not theretofore received, the right to receive such award) payable on account of the taking shall be transferred to Buyer. Seller shall give notice to Buyer immediately after Seller's receiving notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of the Property. Buyer shall have a period of thirty (30) days (or such shorter period as Buyer may elect by giving notice to Seller) after Seller has given the notice to Buyer required by this section 7.4 to evaluate the extent of the taking and make the determination as to whether to terminate this Agreement. If necessary, the Closing Date shall be postponed until Seller has given the notice to Buyer required by this section 7.4 and the period of thirty (30) days described in this section 7.4 has expired.

                                  ARTICLE 8

                            CONDITIONS PRECEDENT

   8.1 SELLER. The obligations of Seller under this Agreement are subject to satisfaction of all of the conditions set forth in this section 8.1. Seller may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Seller of any of its rights or remedies if Buyer defaults in the performance of any material covenant or agreement to be performed by Buyer under this Agreement or if Buyer breaches any representation or warranty made by Buyer in section
6.2 or in Buyer's Closing Certificate.  If any condition set forth in this section 8.1 is not fully satisfied or waived in writing by Seller, this Agreement shall, at Seller's option, terminate, but without releasing Buyer from liability if Buyer defaults in the performance of any such covenant or agreement to be performed by Buyer or if Buyer breaches any such representation or warranty made by Buyer before such termination.

   (a) On the Closing Date, Buyer shall not be in default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement.

   (b) On the Closing Date, all representations and warranties made by Buyer in section 6.2 shall be true and correct in all material respects as if made on and as of the Closing Date and Seller shall have received Buyer's Closing Certificate, executed by Buyer, in which Buyer certifies to Seller that all representations and warranties made by Buyer in section 6.2 are true and correct in all material respects on and as of the Closing Date, so long as Buyer's Closing Certificate sets forth any exceptions thereto.

   (c) On the Closing Date, no judicial or administrative suit, action, investigation, inquiry or other proceeding by any person shall have been instituted against Seller which challenges the validity or legality of any of the transactions contemplated by this Agreement.

   (d) On the Closing Date, Seller and Buyer shall have entered into the Lease and the Memorandum of Lease in the form attached to the Lease as Exhibit D (the "Memorandum").

   (e) On the Closing Date, the Title Company shall be unconditionally and irrevocably committed to issue to Seller an American Land Title Association leasehold policy of title insurance, with liability equal to $11,500,000, insuring Seller's leasehold estate in the Real Property pursuant to the Lease subject to the Permitted Exceptions and to any deed of trust ("Deed of Trust") granted by Buyer to secure a loan from Nomura Asset Capital Corporation ("Nomura"), but subject to the terms of the SNA (as hereinafter defined).

   (f) On the Closing Date, Seller shall have received the purchase price payable by Buyer pursuant to section 2.1.

   (g) On the Closing Date, Seller shall have received the Easement Agreement in the form attached hereto as Exhibit N (the "Easement
Agreement"), executed and acknowledged by Buyer.

   (h) On the Closing Date, Seller shall have received a Subordination, Non-Disturbance and Attornment Agreement, in the form attached to the Lease as Exhibit B (the "SNA Agreement"), executed by Buyer and Bankers Trust Company, as trustee for Nomura ("Trustee").

   8.2 BUYER. The obligations of Buyer under this Agreement are subject to satisfaction of all of the conditions set forth in this section 8.2. Buyer may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Buyer of any of its rights or remedies if Seller defaults in the performance of any covenant or agreement to be performed by Seller or if Seller breaches any representation or warranty made by Seller in section 6.1 or in Seller's Closing Certificate.
 If any condition set forth in this section 8.2 is not fully satisfied or waived in writing by Buyer by the applicable dates set forth below, this Agreement shall, at Buyer's option, terminate, but without releasing Seller from liability if Seller defaults in the performance of any such covenant or agreement to be performed by Seller or if Seller breaches any such representation or warranty made by Seller before such termination, and the Deposit and any interest thereon shall be returned to Buyer.

   (a) Within ten (10) business days after the Property Approval Deadline,
(i) the Board of Directors of Buyer shall have authorized and approved, in the sole and absolute discretion of such Board of Directors, this Agreement, the transactions contemplated by this Agreement, and the execution, delivery and performance of this Agreement by Buyer and (ii) Buyer shall have given notice of such authorization and approval to Seller (collectively, the "Board Approval").

   (b) On the Closing Date, Seller shall not be in default in the performance of any covenant or agreement to be performed by Seller under this Agreement.

   (c) On the Closing Date, all representations and warranties made by Seller in section 6.1 shall be true and correct in all material respects as if made on and as of the Closing Date and Buyer shall have received Seller's Closing Certificate, executed by Seller, in which Seller certifies to Buyer that all representations and warranties made by Seller in section 6.1 are true and correct in all material respects on and as of the Closing Date, so long as Seller's Closing Certificate sets forth any exceptions thereto.

   (d) On the Closing Date, no judicial or administrative suit, action, investigation, inquiry or other proceeding by any person shall have been instituted against Buyer which challenges the validity or legality of any of the transactions contemplated by this Agreement or which, if adversely determined, would materially adversely affect the value of the Property.

   (e) On the Closing Date, the Title Company shall be unconditionally and irrevocably committed to issue to Buyer an American Land Title Association Owner's Policy Form 1992 of title insurance, with liability not less than the purchase price, containing such endorsements as Buyer may reasonably require, insuring Buyer that fee simple absolute title to the

Real Property is vested in Buyer subject only to the Permitted Exceptions.

   (f) On the Closing Date, Buyer shall have received, at Seller's sole cost, reasonably satisfactory evidence (in the form of an architect's certificate, title endorsement or certificate from an appropriate government agency) that the construction and use of the Real Property complies with all applicable building, zoning, subdivision and land-use codes, laws, ordinances and regulations.

   (g) on or before the Closing Date, Seller shall have delivered to Buyer an Estoppel Certificate, in the form attached to the Lease as Exhibit C (the "Estoppel Certificate"), executed by Seller.

   (h) On or before the Closing Date, Seller shall have delivered to Buyer the SNA Agreement, executed and acknowledged by Seller.

   (i) On the Closing Date, Seller and Buyer shall have entered into the Lease and the Memorandum.

   (j) There shall have been no material adverse change in the financial condition of Seller between January 1, 1994 and the Closing Date.

   (k) On the Closing Date, Seller shall have delivered to Buyer the Agreement re Letter of Credit, in the form attached hereto as Exhibit P (the "Letter of Credit Agreement"), executed by Seller.

   (l) On the Closing Date, Seller shall have delivered to Buyer an original Letter of Credit in the form of Exhibit A to the Letter of Credit Agreement (the "Letter of Credit"), executed by the issuing bank.

                                  ARTICLE 9

                                   CLOSING

   9.1 PROCEDURE. Seller and Buyer shall cause the following to occur at the Closing on the Closing Date:

   (a) The Deed, the Easement Agreement, the Memorandum, the Deed of Trust and the SNA Agreement, duly executed and acknowledged by Seller, Buyer and Trustee, as appropriate, shall be recorded in the Official Records of the County of Los Angeles, California.

   (b) Seller shall date as of the Closing Date, execute and deliver to Buyer
(i) the Lease, (ii) the Bill of Sale, (iii) the Assignment of Contracts, (iv) the Assignment of Permits,

(v) Seller's Closing Certificate, (vi) a Certificate of Non-Foreign Status in accordance with section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder in the form of Exhibit 0 attached hereto, (vii) a Franchise Tax Board Form 590, (viii) the Estoppel Certificate, (ix) the SNA Agreement, and (x) the Letter of Credit Agreement. Seller also shall deliver the Letter of Credit to Buyer.

   (c) Buyer shall date as of the Closing Date, execute and deliver to Seller
(i) the Lease, (ii) the Assignment of Contracts, and (iii) Buyer's Closing Certificate.

   (d) Buyer shall pay to Seller the net purchase price for the Property in accordance with section 2.1.

   (e) The Title Company shall issue to Buyer the title insurance policy described in section 8.2(e) and to Seller the title insurance policy described in section 8.1(e).

   (f) The Title Company shall file the information return for the sale of the Property required by section 6045 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

   9.2 POSSESSION. Seller shall transfer possession of the Real Property and the Personal Property to Buyer on the Closing Date subject to the Lease. If not previously delivered to Buyer, Seller shall deliver to Buyer on the Closing Date accurate and complete copies of the documents described in section 5.1, and, to the extent requested by Buyer, copies of all files, correspondence, maintenance records and operating manuals relating to the Real Property in Seller's possession, and duplicates of all keys (properly tagged or identified) to the Real Property. The originals of such documents and such keys shall become the property of Buyer on the Closing Date. To the extent not requested by Buyer prior to the Closing Date, Seller shall, on Buyer's request after the Closing Date, deliver to Buyer copies of any files, correspondence, maintenance records and operating manuals relating to the Real Property in Seller's possession. On the Closing Date Seller and Buyer shall send notices, in form and substance reasonably satisfactory to Buyer, to all vendors and contractors under the Contracts informing them that Seller sold the Property to Buyer on the Closing Date.

   9.3 CLOSING COSTS AND CREDITS. Seller shall pay all costs, fees and expenses in connection with the Closing (other than costs in connection with Buyer's financing and Buyer's attorneys' fees) including all transfer taxes, the premium for the title insurance policies described in sections 8.1(e) and 8.2(e), the escrow fee charged by the Title Company, and the recording fees for the Deed and the Memorandum. The Phase I Costs and one-half (1/2) of the Phase II Costs shall be credited against the total purchase for the Property; provided, however, the credit for the Phase I Costs shall not exceed $7,500, and the credit for the Phase II Costs shall not exceed fifty percent (50%) of the estimated cost of the Phase II as set forth in the Phase II Letter for the scope of work actually conducted by GTI. Buyer shall provide to Title Company reasonably satisfactory evidence of any such costs and expenses before the Closing Date.

   9.4 PRORATIONS. Seller shall pay all taxes, assessments, utilities, maintenance charges, invoices for goods furnished or services supplied, and all other expenses relating to the Property, whether allocable to the period before or after the Closing Date. Thus, there shall be no prorations for these items.

                                  ARTICLE 10

                                   GENERAL

   10.1 NOTICES. All notices and other communications under this Agreement shall be properly given only if made in writing and either mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service) to the party at the address set forth in this section 10.1 or such other address as such party may designate by notice to the other party. Such notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of hand delivery if hand delivered. If any such notice or communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such notice or other communication shall be effective on the date delivery is attempted. Any notice or other communication under this Agreement may be given on behalf of a party by the attorney for such party.

   (a) The address of Seller is 2601 S. Eastern Avenue, Los Angeles, California 90040, attention: Mr. Alfred A. Plamann; with a copy to Sheppard, Mullin, Richter & Hampton, 333 S. Hope Street, 48th Floor, Los Angeles, California 90071, attention: Mark T. Okuma, Esq.

   (b) The address of Buyer is Four Embarcadero Center, Suite 3150, San Francisco, California 94111, attention: Mr. Mark S. Whiting, with a copy to Pillsbury Madison & Sutro, 235 Montgomery Street, 14th Floor, San Francisco, California 94104, attention: Glenn Q. Snyder, Esq.

   10.2 ATTORNEYS' FEES. If there is any legal action or proceeding between Seller and Buyer arising from or based on this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

   10.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

   10.4 CONSTRUCTION. Seller and Buyer acknowledge that each party and its counsel have reviewed and revised this Agreement and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any document executed and delivered by either party in connection with the transactions contemplated by this Agreement. The captions in this Agreement are for convenience of reference only and shall not be used to interpret this Agreement.

   10.5 TERMS GENERALLY. The defined terms in this Agreement shall apply equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "person" includes individuals, corporations, partnerships, trusts, other legal entities, organizations and associations, and any government or governmental agency or authority. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written."

   10.6 FURTHER ASSURANCES. From and after the date of this Agreement, Seller and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement.

   10.7 PARTIAL INVALIDITY. If any provision of this Agreement is determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provision.

   10.8 WAIVERS. No waiver of any provision of this Agreement or any breach of this Agreement shall be effective unless such waiver is in writing and signed by the waiving party and any such waiver shall not be deemed a waiver of any other provision of this Agreement or any other or subsequent breach of this Agreement.

   10.9 MISCELLANEOUS. The Exhibits attached to this Agreement are made a part of this Agreement. This Agreement shall benefit and bind Seller and Buyer and their respective personal representatives, heirs, successors and assigns. Buyer shall have the right, without releasing Buyer from any obligation under this Agreement, by giving notice to Seller before the Closing Date, to assign this Agreement or to have Seller convey, assign and transfer the Property at the Closing in accordance with this Agreement to any person designated by Buyer in such notice. Time is of the essence of this Agreement. This Agree-ment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. This Agreement may not be amended or modified except by a written instrument signed by Seller and Buyer. This Agreement constitutes the entire and integrated agreement between Seller and Buyer relating to the purchase and sale of the Property and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect to the purchase and sale of the Property. The covenants, terms and conditions of this Agreement shall survive the Closing.

    10.10 CONFIDENTIALITY. This Agreement is entered into by Buyer on the condition, and Seller covenants, that prior to the Closing Date Seller shall not disclose (except to the extent necessary to comply with applicable law) the existence of this Agreement or its terms to any person, except on a strictly confidential basis to escrow, to Title Company, to Seller's contractors, to Seller's lenders, creditors and personal property lessors whose interests in the Property are affected by the transactions contemplated herein, and to Seller's partners, directors, officers, affiliates, employees and advisors, who are directly involved in Seller's obligations under this Agreement. Seller shall not make, and Seller shall use its best efforts to ensure that the foregoing third parties do not make, any public announcement of this Agreement or the transactions contemplated by this Agreement prior to the Closing Date without the prior consent of Buyer, which consent may be withheld by Buyer in its sole and absolute discretion, unless such public announcement is necessary to comply with applicable law.

   IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first hereinabove written.

SELLER:                              CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                     a California corporation

                                     By: /s/ Daniel T. Bane
                                        ---------------------------------------

                                         Its: CFO

                                              ---------------------------------

BUYER:                                  TRINET CORPORATE REALTY TRUST, INC., a
                                        Maryland corporation


                                  By: /s/ Mark S. Whiting, President
                                      ------------------------------------
                                      Mark S. Whiting, President

                                  By: /s/ Charles S. Swanson
                                      ------------------------------------
                                      Its:  Senior Vice President, Acquisitions
                                           ------------------------------

                        CONTINENTAL LAWYERS TITLE COMPANY
                          A WHOLLY OWNED SUBSIDIARY OF
                       LAWYERS TITLE INSURANCE CORPORATION
                           800 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101
                                 (818) 304-0040


     SHEPPARD, MULLEN, RICHTER
     333 SOUTH HOPE STREET  48TH FLOOR
     LOS ANGELES, CALIFORNIA  90071

     ATTENTION:  STEVE ROSS                       YOUR NO.  CERTIFIED GROCERS
                                                   ORDER NO. 5092212-67

                                    (AMENDED)

--------------------------------------------------------------------------------

DATED AS OF JUNE 14, 1994 AT 7:30 A.M.

     IN RESPONSE TO THE ABOVE REFERENCED APPLICATION FOR A POLICY OF TITLE INSURANCE

                        CONTINENTAL LAWYERS TITLE COMPANY

HEREBY REPORTS THAT IT IS PREPARED TO ISSUE, OR CAUSE TO BE ISSUED AS OF THE DATE HEREOF, A LAWYERS TITLE INSURANCE CORPORATION POLICY OR POLICIES OF TITLE INSURANCE DESCRIBING THE LAND AND THE ESTATE OR INTEREST THEREIN HEREINAFTER SET FORTH, INSURING AGAINST LOSS WHICH MAY BE SUSTAINED BY REASON OF ANY DEFECT, LIEN OR ENCUMBRANCE NOT SHOWN OR REFERRED TO AS AN EXCEPTION IN SCHEDULE B OR NOT EXCLUDED FROM COVERAGE PURSUANT TO THE PRINTED SCHEDULES, CONDITIONS AND STIPULATIONS OF SAID POLICY FORMS.

THE PRINTED EXCEPTIONS AND EXCLUSIONS FROM THE COVERAGE OF SAID POLICY OR POLICIES ARE SET FORTH IN THE ATTACHED LIST. COPIES OF THE POLICY FORMS SHOULD BE READ. THEY ARE AVAILABLE FROM THE OFFICE WHICH ISSUED THIS REPORT.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

THE FORM OF POLICY OF TITLE INSURANCE CONTEMPLATED BY THIS REPORT IS:

1.   CALIFORNIA LAND TITLE ASSOCIATION STANDARD COVERAGE POLICY - 1990       [X]

2.   AMERICAN LAND TITLE ASSOCIATION LOAN POLICY (4/6/90)                    [X]

3.   AMERICAN LAND TITLE ASSOCIATION RESIDENTIAL TITLE INSURANCE POLICY      [ ]
     (6-1-87)

4.   AMERICAN LAND TITLE ASSOCIATION OWNER'S POLICY (4/6/90)                 [ ]


                         /S/ FRANK BRYANT
                         --------------------------------------------------
          TITLE OFFICER

                                    EXHIBIT A

                                                            ORDER NO. 5092212-67

                                   SCHEDULE A

THE ESTATE OR INTEREST IN THE LAND HEREINAFTER DESCRIBED OR REFERRED TO COVERED BY THIS REPORT IS:

A FEE

TITLE TO SAID ESTATE OR INTEREST AT THE DATE HEREOF IS VESTED IN:

CERTIFIED GROCERS OF CALIFORNIA, LTD., A CALIFORNIA CORPORATION

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCELS 2 AND 3 OF PARCEL MAP NO. 11171, IN THE CITY OF COMMERCE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 113, PAGE 7 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION OF PARCEL 3 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID PARCEL 3; THENCE ALONG THE NORTHWESTERLY LINE OF SAID PARCEL NORTH 22 DEG. 23' 00" EAST 361.13 FEET; THENCE LEAVING SAID NORTHWESTERLY LINE SOUTH 67 DEG. 37' 12" EAST 396.81 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF SAID PARCEL 3; SAID POINT BEING DISTANT NORTH 22 DEG. 16' 55" EAST 360.65 FEET FROM THE MOST SOUTHERLY CORNER OF SAID PARCEL; THENCE ALONG SAID SOUTHEASTERLY LINE SOUTH 22 DEG. 16' 55" WEST 360.65 FEET TO THE MOST SOUTHERLY CORNER OF SAID PARCEL; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID PARCEL NORTH 67 DEG. 41' 22" WEST 397.44 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THE ENTIRE MINERAL ESTATE IN THE PROPERTY DESCRIBED LYING NOT LESS THAN 500 FEET BENEATH THE NATURAL SURFACE; FOR THE PURPOSES OF THIS RESERVATION THE MINERAL ESTATE SHALL INCLUDE ALL SUBSTANCES WHICH HAVE BEEN DISCOVERED OR WHICH MAY IN THE FUTURE BE DISCOVERED UPON OR UNDER THE PROPERTY DESCRIBED, WHICH ARE NOW OR MAY IN THE FUTURE BE VALUABLE, AND WHICH ARE NOW OR MAY BE IN THE FUTURE ENJOYED THROUGH EXTRACTION FROM THE PROPERTY DESCRIBED, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE MINERAL ESTATE SHALL INCLUDE ALL FORMS OF GENERALITY OF THE FOREGOING, THE MINERAL ESTATE SHALL INCLUDE ALL FORMS OF THE GEOTHERMAL ENERGY, ALL COAL, ALL GASES, ALL HYDROCARBON SUBSTANCES, ALL FISSIONABLE MATERIALS, ALL METALLIC MINERALS, AND ALL NON-METALLIC MINERALS.

                                                            ORDER NO. 5092212-67

NOTWITHSTANDING OWNERSHIP OF THE MINERAL ESTATE, NEITHER GRANTOR NOR ITS SUCCESSORS OR ASSIGNS SHALL HAVE THE RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY DESCRIBED FOR THE PURPOSE OF EXTRACTING ANY CONSTITUENTS OF THE MINERAL ESTATE. GRANTOR RESERVES THE RIGHT, ON BEHALF OF ITSELF, ITS SUCCESSOR AND ASSIGNS, (1) TO EXTRACT THE CONSTITUENTS OF THE MINERAL ESTATE FROM THE PROPERTY DESCRIBED BY MEANS OF WELLS, SHAFTS, TUNNELS, OR OTHER SUBSURFACE ACCESSES WHICH MAY BE CONSTRUCTED, DRILLED OR DUG ON OR FROM OTHER LAND AND WHICH MAY PENETRATE INTO THE PROPERTY DESCRIBED BELOW A DEPTH OF 500 FEET, AND (2) TO EXCAVATE, CONSTRUCT, MAINTAIN, AND OPERATE SUBSURFACE FACILITIES BELOW A DEPTH OF 500 FEET OF THE PROPERTY DESCRIBED FOR THE EXTRACTION OF THE CONSTITUENTS OF THE MINERAL ESTATE SO LONG AS THE SUBSURFACE FACILITIES DO NOT UNREASONABLY INTERFERE WITH THE USE AND ENJOYMENT OF THE SURFACE ESTATE IN THE PROPERTY DESCRIBED, AS RESERVED BY SANTA FE PACIFIC REALTY CORPORATION, SUCCESSOR BY MERGER WITH SANTA FE LAND IMPROVEMENT COMPANY, IN DEED RECORDED AUGUST 15, 1989 AS INSTRUMENT NO. 89-1309080, OFFICIAL RECORDS.

PARCEL 2

AN EASEMENT FOR LANDSCAPING, UTILITIES, AND OPEN SPACE ON, OVER AND ACROSS A STRIP OF LAND 10.00 FEET IN WIDTH BY 174.25 FEET IN LENGTH AS SHOWN ON PARCEL MAP NO. 1171 AS PER MAP FILED IN BOOK 113 PAGE 7 OF PARCEL MAPS.

                                                            ORDER NO. 5092212-67

                                  SCHEDULE A-1

REQUIREMENT NO. 1:

INFORMATION IN POSSESSION OF THE COMPANY INDICATES THAT A DIVISION OF LAND, AS DEFINED IN GOVERNMENT CODE SECTION 66424, IS CONTEMPLATED IN THE CURRENT TRANSACTION OR HAS BEEN DIVIDED FROM A PREVIOUSLY EXISTING PARCEL OF LAND, AND INVOLVES THE LAND DESCRIBED IN THIS REPORT. SUCH DIVISION OF LAND OR CONTEMPLATED DIVISION OF LAND WOULD APPEAR TO FALL WITHIN THE PURVIEW OF THE SUBDIVISION MAP ACT (COMMENCING WITH GOVERNMENT CODE SECTION 66410), AND AS A PREREQUISITE TO THE ISSUANCE OF FINAL TITLE EVIDENCE AT LEAST ONE OF THE FOLLOWING REQUIREMENTS MUST BE ACCOMPLISHED TO THIS COMPANY'S SATISFACTION:

(A) THAT A FINAL (TRACT) MAP HAS BEEN RECORDED IN COMPLIANCE WITH THE SUBDIVISION MAP ACT AND RELATED ORDINANCES;

(B) THAT A PARCEL MAP HAS BEEN RECORDED IN COMPLIANCE WITH THE SUBDIVISION MAP ACT AND RELATED ORDINANCES; OR

(C) THAT A CERTIFICATE OF COMPLIANCE AS PROVIDED FOR IN THE SUBDIVISION MAP ACT HAS BEEN RECORDED; OR THAT OTHER SATISFACTORY EVIDENCE INDICATING COMPLIANCE OR NON-VIOLATION BE FURNISHED.

ESCROW COMMENTS:________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


REQUIREMENT NO. 2:

THIS COMPANY IS REQUIRING THAT THE ATTACHED "OWNERS INFORMATION STATEMENT" BE COMPLETED BY THE OWNER OF THE ESTATE DESCRIBED OR REFERRED TO IN SCHEDULE A, IMMEDIATELY PRIOR TO THE CLOSE OF THIS TRANSACTION AND RETURNED TO US FOR OUR APPROVAL.

THE PURPOSE OF THE OWNERS INFORMATION STATEMENT IS TO PROVIDE THIS COMPANY WITH CERTAIN INFORMATION THAT CANNOT NECESSARILY BE ASCERTAINED BY MAKING A PHYSICAL INSPECTION OF THE LAND. PLEASE CONTACT US IN THE EVENT YOU REQUIRE ASSISTANCE IN COMPLETING SAID OWNERS INFORMATION STATEMENT.

ESCROW COMMENTS:________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                            ORDER NO. 5092212-67

REQUIREMENT NO. 3:

THIS COMPANY WILL REQUIRE THE FOLLOWING TO INSURE A LOAN BY OR A CONVEYANCE FROM, THE ENTITY NAMED BELOW:

CERTIFIED GROCERS OF CALIFORNIA, LTD.

(A)  A COPY OF THE CORPORATION BY-LAWS OR ARTICLES

(B) AN ORIGINAL OR CERTIFIED COPY OF THE RESOLUTION AUTHORIZING THE SUBJECT TRANSACTION.

ESCROW COMMENTS:________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


REQUIREMENT NO. 4:

THIS COMPANY WILL REQUIRE THAT A CORRECT SURVEY OF SAID LAND, SATISFACTORY TO THIS COMPANY, BE SUBMITTED. IT IS RECOMMENDED THAT THE SURVEYOR CONTACT THIS COMPANY PRIOR TO STARTING THE SURVEY.

ESCROW COMMENTS:________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


NOTE NO. 1: THE CHARGE FOR A POLICY OF TITLE INSURANCE, WHEN ISSUED THROUGH THIS TITLE ORDER, WILL BE BASED ON THE BASIC (NOT SHORT-TERM) TITLE INSURANCE RATE.

NOTE NO. 2: IF YOU ARE AWARE OF ANY IMPROVEMENTS WHATSOEVER THAT HAVE BEEN RECENTLY COMPLETED, THAT ARE ONGOING, OR CONTEMPLATED PRIOR TO CLOSING, THIS OFFICE MUST BE INFORMED OF THESE FACTS IMMEDIATELY SO THAT YOUR TRANSACTION IS NOT DELAYED.

                                                            ORDER NO. 5092212-67

                          OWNERS INFORMATION STATEMENT

THE UNDERSIGNED OWNER HEREBY STATES THAT THERE ARE NO UNRECORDED LEASES OR AGREEMENTS AFFECTING THE PROPERTY DESCRIBED IN THE ABOVE REFERENCED PRELIMINARY REPORT AND THAT THERE IS NO ONE IN POSSESSION OR ENTITLED TO POSSESSION OF SAID PROPERTY OTHER THAN THE VESTEE SHOWN IN SAID PRELIMINARY REPORT EXCEPT: * ______

________________________________________________________________________________

________________________________________________________________________________

______________________________.


THE UNDERSIGNED OWNER STATES THAT TO HIS KNOWLEDGE THERE ARE NOT LIENS OR RIGHTS TO LIENS UPON SAID PROPERTY FOR LABOR, SERVICES AND MATERIALS FOR WORK CONTRACTED FOR AND COMPLETED BY AN OWNER, LESSEE, SUB-LESSEE OR TENANT WITHIN THE LAST YEAR OR WHICH IS NOW IN PROGRESS EXCEPT: * __________________________
________________________________________________________________________________

________________________________________________________________________________

______________________________.


THIS STATEMENT IS MADE IN CONNECTION WITH THE REQUEST TO CONTINENTAL LAWYERS TITLE COMPANY AND/OR LAWYERS TITLE INSURANCE CORPORATION TO ISSUE ITS POLICY(S) OF TITLE INSURANCE WITH RESPECT TO THE ABOVE-REFERENCED ORDER NUMBER.


                                   ---------------------------------------------
                                   OWNER

* IF NONE, STATE (NONE)

                                   ---------------------------------------------
                                   ADDRESS



                                   ---------------------------------------------
                                   DATE

                                                            ORDER NO. 5092212-67

                                   SCHEDULE B

AS THE DATE HEREOF EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS IN THE POLICY FORM DESIGNATED ON THE FACE PAGE OF THIS REPORT WOULD BE AS FOLLOWS:

A. PROPERTY TAXES, INCLUDING GENERAL AND SPECIAL TAXES, PERSONAL PROPERTY TAXES, IF ANY, AND ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE LEVIED FOR THE FISCAL YEAR 1994 - 1995 WHICH ARE A LIEN NOT YET PAYABLE.

B. SUPPLEMENTAL ASSESSMENTS OF PROPERTY TAXES, IF ANY, MADE PURSUANT TO THE PROVISIONS OF PART 0.5, CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE CALIFORNIA REVENUE AND TAXATION CODE AS A RESULT OF THE TRANSFER OF TITLE TO THE VESTEE NAMED IN SCHEDULE A.


C. SUPPLEMENTAL OR ESCAPED ASSESSMENTS OF PROPERTY TAXES, IF ANY, MADE PURSUANT TO PART 0.5, CHAPTER 3.5 OR PART 2, CHAPTER 3, ARTICLES 3 AND 4, RESPECTIVELY, OF THE CALIFORNIA REVENUE AND TAXATION CODE AS A RESULT OF CHANGES IN OWNERSHIP OR NEW CONSTRUCTION OCCURRING PRIOR TO DATE OF POLICY.


1. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
     GRANTED TO:                   ATCHISON, TOPEKA AND SANTA FE RAILWAY
                                   COMPANY, A CORPORATION
     PURPOSE:                      DRAINAGE OF SURFACE WATERS OVER SAID LAND
                                   FROM LAND ADJACENT ON THE SOUTHWEST
     RECORDED:                     AUGUST 3, 1950 IN BOOK 33878 PAGE 374,
                                   OFFICIAL RECORDS.

     AFFECTS:                      SAID LAND

     THE EXACT LOCATION AND EXTENT OF SAID EASEMENT IS NOT DISCLOSED OF RECORD.

     SAID INSTRUMENT, AMONG OTHER THINGS, PROVIDES THAT THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A CORPORATION IS RELEASED FROM ANY AND ALL LIABILITY TO GRANTOR BY REASON OF ANY DAMAGE TO GRANTORS ADJOINING LAND ON ACCOUNT OF SUCH DRAINAGE.

2. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
     GRANTED TO:                   SOUTHERN CALIFORNIA EDISON COMPANY, A
                                   CORPORATION
     PURPOSE:                      POLE LINES AND CONDUITS
     RECORDED:                     AUGUST 23, 1956 IN BOOK 52113 PAGE 120,
                                   OFFICIAL RECORDS.

                                                            ORDER NO. 5092212-67

     AFFECTS: A STRIP OF LAND 6 FEET IN WIDTH LYING WITHIN THAT PORTION OF LOT 74 OF THE RANCHO LAGUNA (SO-CALLED) IN THE RANCHO SAN ANTONIO WHICH PORTION IS DESCRIBED IN THAT CERTAIN DEED TO THE GRANTOR HEREIN RECORDED MARCH 8, 1940 IN BOOK 17373 PAGE 4, OFFICIAL RECORDS OF SAID LOS ANGELES COUNTY, IN THE CENTER LINE OF SAID 6 FOOT STRIP IS DESCRIBED AS FOLLOWS:

     BEGINNING AT A POINT IN THE SOUTHEASTERLY LINE OF ATLANTIC BOULEVARD AS NO ESTABLISHED DISTANT SOUTHWESTERLY 193 FEET FROM THE SOUTHERLY LINE OF SHEILA STREET AS NOW ESTABLISHED; THENCE SOUTHEASTERLY A DISTANCE OF APPROXIMATELY 220 FEET FROM THE SOUTHERLY LINE OF SHEILA STREET.

     BY AN INSTRUMENT RECORDED OCTOBER 26, 1978 AS INSTRUMENT NO. 78-1194416, OFFICIAL RECORDS, SAID EASEMENT WAS QUITCLAIMED AS TO THE FOLLOWING DESCRIBED LAND:

     A STRIP OF LAND 6 FEET IN WIDTH, THE CENTERLINE OF SAID 6 FOOT STRIP IS DESCRIBED AS FOLLOWS:

     BEGINNING AT A POINT IN THE SOUTHEASTERLY LINE OF ATLANTIC BOULEVARD, AS NOW ESTABLISHED DISTANT SOUTHWESTERLY 193 FEET FROM THE SOUTHERLY LINE OF SHEILA STREET, AS NOW ESTABLISHED; THENCE SOUTHEASTERLY A DISTANCE OF APPROXIMATELY 48 FEET TO A POINT DISTANT SOUTHERLY APPROXIMATELY 220 FEET FROM THE SOUTHERLY LINE OF SHEILA STREET.

     AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
     GRANTED TO:                   INSILCO CORPORATION, A CONNECTICUT
                                   CORPORATION
     PURPOSE:                      DRAINAGE
     RECORDED:                     AUGUST 17, 1979 AS INSTRUMENT NO. 79-913046,
                                   OFFICIAL RECORDS.

     AFFECTS: A STRIP OF LAND 10.00 FEET IN WIDTH, THE SOUTHWESTERLY LINE OF WHICH IS PARALLEL WITH AND DISTANT NORTHEASTERLY 165.00 FEET AT RIGHT ANGLES FROM THE SOUTHWESTERLY LINE OF PARCEL 3 SHOWN ON SAID MAP AS HAVING A LENGTH OF 397.42 FEET.

     A SIDELINES OF SAID STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE IN A NORTHWESTERLY LINE OF SAID PARCEL SHOWN ON SAID MAP AS HAVING A BEARING OF NORTH 22 DEG. 23' 01" EAST AND A LENGTH OF 381.15 FEET AND IN THE SOUTHEASTERLY LINE OF SAID PARCEL.

                                                            ORDER NO. 5092212-67

4. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
     GRANTED TO:                   SOUTHERN CALIFORNIA GAS COMPANY, A
                                   CORPORATION
     PURPOSE:                      PUBLIC UTILITIES
     RECORDED:                     SEPTEMBER 18, 1979 AS INSTRUMENT NO.
                                   79-1040198, OFFICIAL RECORDS.

     AFFECTS: A STRIP OF LAND 10.00 FEET IN WIDTH, THE CENTERLINE OF WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT THE INTERSECTION OF THE MOST EASTERLY LINE OF PARCEL 2 OF SAID PARCEL MAP WITH A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHERLY 25.00 FEET AT RIGHT ANGLES FROM THE NORTHERLY LINE OF SAID PARCEL 2 THE TRUE POINT OF BEGINNING; THENCE ALONG SAID PARALLEL LINE AND ITS WESTERLY PROLONGATION NORTH 67 DEG. 41' 54" WEST 309.35 FEET TO THE SOUTHEASTERLY LINE OF ATLANTIC BLVD. SHOWN ON SAID MAP AS HAVING A BEARING OF NORTH 51 DEG. 13' 15" EAST AND A LENGTH OF 826.18 FEET. THE SIDELINES OF SAID STRIP OF LAND SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE IN SAID MOST EASTERLY PARCEL LINE AND IN SAID SOUTHEASTERLY STREET LINE.

5. THE TERMS, CONDITIONS AND PROVISION OF A "SAMPLE COVENANTS FOR OFFSITE WORK" EXECUTED BY CERTIFIED GROCERS OF CALIF. LTD RECORDED JULY 27, 1990 AS INSTRUMENT NO. 90-1314216 OF OFFICIAL RECORDS.

     REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

6. THE EFFECT OF THE FILING OF A RECORD OF SURVEY IN BOOK 116, AT PAGE 70 OF RECORDS OF SURVEY; AND A RECORD OF SURVEY IN BOOK 139 AT PAGE 23 OF RECORDS OF SURVEY.

7.   THE EFFECT OF:                A "CERTIFICATE OF COMPLIANCE AND LOT LINE
                                   ADJUSTMENT"
     DATED:                        NOT SHOWN
     EXECUTED BY:                  BOB ZARRILLA ON BEHALF OF THE CITY OF
                                   COMMERCE
     RECORDED:                     FEBRUARY 10, 1990 AS INSTRUMENT NO.
                                   90-224522, OFFICIAL RECORDS.
     WHICH AMONG OTHER
     THINGS PROVIDES:              THAT THE PROPOSED LOT LINE ADJUSTMENT BETWEEN
                                   ASSESSOR'S PARCEL NUMBERS 6335-7-804 AND
                                   6335-007-803, AS SHOWN ON EXHIBIT "A" IS
                                   EXEMPT FROM THE PARCEL MAP REQUIREMENTS OF
                                   THE STATE SUBDIVISION MAP ACT AND CONFORMS TO
                                   THE LOT LINE ADJUSTMENT REQUIREMENTS AS
                                   PROVIDED IN THE SUBDIVISION ORDINANCE OF THE
                                   MUNICIPAL CODE.

     REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

                                                            ORDER NO. 5092212-67

8. MATTERS WHICH MAY BE DISCLOSED BY AN INSPECTION OR BY A SURVEY OF SAID LAND THAT IS SATISFACTORY TO THIS COMPANY, OR BY INQUIRY OF THE PARTIES IN POSSESSION THEREOF.

     AN INSPECTION OF SAID LAND HAS BEEN ORDERED; UPON ITS COMPLETION WE WILL ADVISE YOU OF OUR FINDINGS.

9. ANY RIGHTS OF THE PARTIES IN POSSESSION OF SAID LAND, BASED ON AN UNRECORDED AGREEMENT, CONTRACT OR LEASE, AS DISCLOSED BY INSPECTION, AND INVESTIGATION.

     THIS COMPANY WILL REQUIRE THAT A FULL COPY OF ANY UNRECORDED AGREEMENT, CONTRACT, OR LEASE BE SUBMITTED TO US, TOGETHER WITH ALL SUPPLEMENTS, ASSIGNMENTS AND AMENDMENTS, BEFORE ISSUING ANY POLICY OF TITLE INSURANCE.

10. ANY EASEMENTS NOT DISCLOSED BY THOSE PUBLIC RECORDS WHICH IMPART CONSTRUCTIVE NOTICE AND WHICH ARE NOT VISIBLE AND APPARENT FROM AN INSPECTION OF THE SURFACE OF SAID LAND.

11.  WATER RIGHTS, CLAIMS OR TITLE TO WATER.

12. A 25 FOOT EASEMENT FOR INGRESS AND EGRESS OVER SAID LAND, AS SHOWN ON RECORD OF SURVEY, DATED APRIL 15, 1992 AND RECORDED IN BOOK 139 PAGE 23 OF RECORD OS SURVEYS.

13. ANY RIGHTS, INTERESTS, OR CLAIMS WHICH MAY EXIST OR ARISE BY REASON OF THE FOLLOWING FACTS SHOWN ON A SURVEY PLAT ENTITLED "A.L.T.A. SURVEY," DATED JANUARY 27, 1994 PREPARED BY: ASL CONSULTING ENGINEERS

     A. THE LEGAL DESCRIPTION NEEDS TO CONFORM TO OUR PRELIMINARY TITLE REPORT DATED JANUARY 10, 1994.

     B. THE FACT THAT A CONCRETE CURB & PLANTER LIES PARTLY WITHIN SAID LAND AND PARTLY WITHIN LAND ADJOINING ON THE SOUTHEAST.

     C. THE FACT THAT A SHED IS PARTLY ON SAID LAND AND PARTLY ON LAND ADJOINING ON THE NORTHWEST.

     D. THE FACT THAT A CHAIN LINK FENCE WITH BARBED WIRE IS PARTLY ON SAID LAND AND PARTLY ON LAND ADJOINING ON THE SOUTHWEST.

     E. THE FACT THAT A WROUGHT IRON FENCE SITUATED ON SAID LAND EXTEND ONTO SHEILA STREET.


                                END OF SCHEDULE B
                                  JUNE 17, 1994

                                                            ORDER NO. 5092212-67

CC:
CERTIFIED GROCERS
2601 SOUTH EASTERN AVENUE
COMMERCE, CALIFORNIA 90040

ATTN:     MARTY BARRATT
REF:      CERTIFIED GROCERS

                           AB 512 FUNDING NOTIFICATION

NOTICE:

INSURANCE CODE SECTION 12413.1 (AB 512, CHAPTER 598 OF THE LAWS OF 1989) PROHIBITS THE DISBURSEMENT OF FUNDS (AND HENCE, THE CLOSING OF TRANSACTIONS CONTINGENT ON CONCURRENT DISBURSEMENTS) UNLESS SUCH FUNDS ARE AVAILABLE FOR COLLECTION IN ACCORDANCE WITH THE SCHEDULE SET FORTH THEREIN, CUSTOMERS ARE STRONGLY ADVISED TO FAMILIARIZE THEMSELVES WITH THE AVAILABILITY SCHEDULE AND TO NOTE, IN PARTICULAR, THAT ONLY DEPOSITS MADE TO THE COMPANY'S ACCOUNTS BY CASH AND WIRE TRANSFER ENJOY SAME-DAY AVAILABILITY. RECORDINGS MAY NEVERTHELESS TAKE, A SHORTAGE IN AVAILABLE FUNDS IF THE PARTIES TO THE TRANSACTION HAVE PROVIDED WRITTEN CONSENT TO DELAYED DISBURSEMENT. THE CONSENT FORM REQUIRED BY THE COMPANY IS AVAILABLE UPON REQUEST FROM YOUR TITLE OFFICER OR SALES REPRESENTATIVE.


FOR YOU INFORMATION OUR WIRING INSTRUCTIONS ARE AS FOLLOWS:



                                 PASADENA OFFICE
                                   UNION BANK
                               CENTURY CITY OFFICE
                              5200 W. CENTURY BLVD
                              LOS ANGELES, CA 90045

                        ACCT #335014-6899  ABA 122000496
                         REF:  CONTINENTAL LAWYERS TITLE
                               ORDER NUMBER: 5092212-67

                                                            ORDER NO. 5092212-67

                                LEGAL DESCRIPTION

PARCEL 1:

PARCELS 2 AND 3 OF PARCEL MAP NO. 11171, IN THE CITY OF COMMERCE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 113, PAGE 7 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION OF PARCEL 3 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID PARCEL 3; THENCE ALONG THE NORTHWESTERLY LINE OF SAID PARCEL NORTH 22 DEG. 23' 00" EAST 361.13 FEET; THENCE LEAVING SAID NORTHWESTERLY LINE SOUTH 67DEG. 37' 12" EAST 396.81 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF SAID PARCEL 3; SAID POINT BEING DISTANT NORTH 22DEG. 16' 55" EAST 360.65 FEET FROM THE MOST SOUTHERLY CORNER OF SAID PARCEL; THENCE ALONG SAID SOUTHEASTERLY LINE SOUTH 22DEG. 16' 55" WEST 360.65 FEET TO THE MOST SOUTHERLY CORNER OF SAID PARCEL; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID PARCEL NORTH 67DEG. 41' 22" WEST 397.44 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THE ENTIRE MINERAL ESTATE IN THE PROPERTY DESCRIBED LYING NOT LESS THAN 500 FEET BENEATH THE NATURAL SURFACE; FOR THE PURPOSES OF THIS RESERVATION THE MINERAL ESTATE SHALL INCLUDE ALL SUBSTANCES WHICH HAVE BEEN DISCOVERED OR WHICH MAY IN THE FUTURE BE DISCOVERED UPON OR UNDER THE PROPERTY DESCRIBED, WHICH ARE NOW OR MAY IN THE FUTURE BE VALUABLE, AND WHICH ARE NOW OR MAY BE IN THE FUTURE ENJOYED THROUGH EXTRACTION FROM THE PROPERTY DESCRIBED, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE MINERAL ESTATE SHALL INCLUDE ALL FORMS OF GENERALITY OF THE FOREGOING, THE MINERAL ESTATE SHALL INCLUDE ALL FORMS OF THE GEOTHERMAL ENERGY, ALL COAL, ALL GASES, ALL HYDROCARBON SUBSTANCES, ALL FISSIONABLE MATERIALS, ALL METALLIC MINERALS, AND ALL NON-METALLIC MINERALS.

NOTWITHSTANDING OWNERSHIP OF THE MINERAL ESTATE, NEITHER GRANTOR NOR ITS SUCCESSORS OR ASSIGNS SHALL HAVE THE RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY DESCRIBED FOR THE PURPOSE OF EXTRACTING ANY CONSTITUENTS OF THE MINERAL ESTATE. GRANTOR RESERVES THE RIGHT, ON BEHALF OF ITSELF, ITS SUCCESSOR AND ASSIGNS, (1) TO EXTRACT THE CONSTITUENTS OF THE MINERAL ESTATE FROM THE PROPERTY DESCRIBED BY MEANS OF WELLS, SHAFTS, TUNNELS, OR OTHER SUBSURFACE ACCESSES WHICH MAY BE CONSTRUCTED, DRILLED OR DUG ON OR FROM OTHER LAND AND WHICH MAY PENETRATE INTO THE PROPERTY DESCRIBED BELOW A DEPTH OF 500 FEET, AND (2) TO EXCAVATE, CONSTRUCT, MAINTAIN, AND OPERATE SUBSURFACE FACILITIES BELOW A DEPTH OF 500 FEET OF THE PROPERTY DESCRIBED FOR THE EXTRACTION OF THE CONSTITUENTS OF THE MINERAL ESTATE SO LONG AS THE SUBSURFACE FACILITIES DO NOT UNREASONABLY INTERFERE WITH THE USE AND ENJOYMENT OF THE SURFACE ESTATE IN THE PROPERTY DESCRIBED, AS RESERVED BY SANTA FE PACIFIC REALTY CORPORATION, SUCCESSOR BY MERGER WITH SANTA FE LAND IMPROVEMENT COMPANY, IN DEED RECORDED AUGUST 15, 1989 AS INSTRUMENT NO. 89-1309080, OFFICIAL RECORDS.

PARCEL 2

AN EASEMENT FOR LANDSCAPING, UTILITIES, AND OPEN SPACE ON, OVER AND ACROSS A STRIP OF LAND 10.00 FEET IN WIDTH BY 174.25 FEET IN LENGTH AS SHOWN ON PARCEL MAP NO. 1171 AS PER MAP FILED IN BOOK 113 PAGE 7 OF PARCEL MAPS.

                        [Assessor'S Map Of Subject Property]

                                PERSONAL PROPERTY


        Serial Number                 Description
        -------------                 -----------
          01024001                    Sandwich Table
          53191000                    Wall Panels
          92001000                    Salad Bar
          92001100                    Steam Table
          92500000                    Cabinets
          49835000                    Ice Machine
          49835001                    Range
          49835002                    Sinks
          49835003                    Microwave, Scale, Griddle & Mixer
          49835004                    Slicer
          35092300                    Folding Partition
          8088300                     Vertical Blinds
          86799000                    Reception Station
          35090700                    Telephone System
          35091400                    Telephone System
          35092000                    Telephone System
          35092600                    Telephone System
          57918000                    Telephone System
          85184000                    Telephone System


11803975                           EXHIBIT B

                                   CONTRACTS


PART I
------
1.    10/22/90    Security System Installation and Service Agreement
                  between Electro Security Corporation and Cergro.
      03/15/91    Addendum to Security System Installation and Service
                  Agreement between Cergro and Electro Security Corporation.

2.    --          Scholten Roofing Service guarantee.

PART II
-------

1.    06/29/89    Contract to Purchase Real Property, Buyer Cergro
                  and Seller Santa Fe Pacific Realty Corporation.

2.    09/27/89    Lease Agreement between Video Associates, Inc.,
                  Lessor, and Certified Grocers ("Cergro"), Lessee.
      03/12/90    Amendment to Lease Agreement between Video Associates,
                  Inc., Lessor, and Cergro, Lessee.

3.    11/16/89    Service and Maintenance Agreement between Amtech
                  Reliable Elevator Co. and Cergro.
                  -  Purchase Order No. P58494A (06/11/90).

4.    10/22/90    Commercial Agreement for Sale of Security System
                  between Electro Security Corporation and Cergro.

5.    04/17/91    Contract for Landscaping Maintenance between
                  Environmental Care, Inc. and Cergro.

6.    04/14/92    Service Agreement between Won Door Corporation
                  and Cergro, No. 01547.
                  -  Purchase Order No. P00115073 (07/28/93).
                  -  Purchase Order No. P00127341 (08/08/94).

7.    03/16/93    Water Treatment Contract between Chemco Products
                  Company and Cergro. EXPIRED.

8.    03/03/94    Water Treatment Contract between Chemco Products
                  Company and Cergro.

9.    08/19/93    Security Agreement No. 048/93 between Cergro and
                  U.S.  Guards Company, Inc.

10.   09/01/94    Agreement between Diversified Maintenance Services
                  Inc. and Cergro.

11.   --          Refusal Removal Non-Contract Service.


11803975                           EXHIBIT C

                                    PERMITS


1.    09/27/78    Sewer, sewage disposal.

2.    09/27/78    County Engineer building and safety division
                  permit.

3.    10/12/78    Application for plumbing permit.

4.    12/15/78    Heating ventilating air conditioning re fan
                  ventilation.

5.    12/15/78    Heating ventilation air conditioning re four
                  air handling units.

6.    02/10/79    Sewer, sewage disposal.

7.    02/27/79    Application for plumbing permit.

8.    03/26/79    Application for plumbing permit.

9.    04/06/79    Application for occupancy inspection re
                  remodel.

10.   04/06/79    Application for occupancy inspection.

11.   04/20/79    Application for electrical permit.

12.   04/20/79    Application for building permit.

13.   05/29/79    Application for occupancy inspection.

14.   06/06/79    Application for building permit.

15.   06/06/79    Application for building permit re installation
                  of 1,000 gallon fuel oil tank.

16.   06/06/79    Application for building permit.
                  (Valuation $1,250,000.00)

17.   06/06/79    Application for electrical permit.

18.   06/06/79    Application for building permit.
                  (Valuation $12,000.00).

19.   06/06/79    Application for electrical permit.

20.   06/06/79    Application for plumbing permit.

21.   06/09/79    Application for plumbing permit re floor
                  sinks.


11803975                           EXHIBIT D


22.   02/08/84    Heating ventilation air conditioning.

23.   12/01/86    Application for building permit.

24.   01/06/87    Application for plumbing permit.

25.   03/04/87    Application for electrical permit (CK 1074).

26.   05/04/87    Heating ventilating air conditioning (CK 4228).

27.   02/26/88    Application for building permit re asbestos
                  removal.

28.   03/21/89    Application for certificate of occupancy re
                  office.

29.   10/05/89    Application for certificate of occupancy re
                  office and cafeteria.

30.   01/26/90    Application for plumbing permit (Policy No.
                  P996016).

31.   03/29/90    Application for electrical permit.

32.   06/07/90    Permit to operate internal combustion engine
                  Permit No. D22372.

33.   06/21/90    Application for grading permit.

34.   07/09/90    Permit to operate boiler No. 3 (D24830).

35.   07/09/90    Permit to operate boiler (D24831).

36.   07/09/90    Permit to operate boiler (D24832).

37.   09/11/90    Application for plumbing permit (CK 9025).

38.   09/21/90    Inspection Record No. 0229.

39.   09/21/90    Certificate of Occupancy - Permit No. 0229.

40.   11/01/90    Application for certificate of occupancy.

41.   02/08/91    Permit to operate boiler, Ajax, etc. Permit
                  No. D24830.

42.  02/08/91     Permit to operate boiler, Ajax, etc. Permit
                  No. D24832.


11803975                           EXHIBIT D


43.   02/13/91    Permit to operate boiler, Ajax, etc. Permit
                  No. D24831.

44.   06/20/91    Application for electrical permit.

45.   08/06/91    Application for electrical permit.

46.   11/01/91    Electrical permit.

47.   01/14/92    Mechanical permit.

48.   01/14/92    Heating ventilating air conditioning
                  (M9200004).

49.   01/14/92    Permit type Illegal re duct shaft (C900028).

50.   01/15/92    Commercial construction, Permit No. C920028.

51.   01/16/92    Application for plumbing permit (P9200003).

52.   04/13/92    Application for plumbing permit (P9200034).

53.   06/11/92    Application for Closure File No. 3565.

54.   07/31/92    Application for electrical permit.

55.   08/05/92    Application for certificate of occupancy.

56.   08/05/92    Application for certificate of occupancy
                  regarding cafeteria service.

57.   08/07/92    Application for plumbing permit (P9200113).

58.   08/07/92    Electrical Permit No. E9200210.

59.   08/11/92    Heating ventilating air conditioning
                  (M9200098).

60.   08/11/92    Electrical Permit No. E9200210.

61.   08/20/92    QA Lab inspection record No. P9200085.

62.   09/02/92    Notice

63.   09/10/92    Inspection Record Permit No. 0378.

64.   09/10/92    Commercial Construction Permit No. C9200123.


11803975                           EXHIBIT D


65.   02/01/93         Mechanical Permit No.  M9300019.

66.   02/01/93         Heating ventilating air conditioning (M9300019).

67.   04/06/93         Electrical permit (E9300105).

68.   05/24/93         Permit to operate elevator No.  043596.

69.   05/24/93         Elevator Operating Permit No.  043602.

70.   05/24/93         Elevator Operating Permit No.  043601.

71.   06/02/93         Inspection Record C9300246.

72.   07/20/93         Inspection Record No.  0378.

73.   06/23/94         Application for certificate of  occupancy.

74.   08/26/94         Elevator operating permit (043596).

75.   Date Illegible   Application for building permit
      (IL 1)           (C9300246)

76.   Date Illegible   Application for building permit.
      (IL #2)

77.   Date Illegible   Application for building permit.
     (IL #3)

78.   Date Illegible   Application for building permit.
      (IL #4)

79.   Date Illegible   Application for building permit, re
      (IL #5)          building code compliance and upgrade
                       modifications.

80.   Date Illegible   Application for building permit.
      (IL #6)

81.   Date Illegible   Application for electrical permit.
      (IL #7)

82.   Date Illegible   Application for electrical permit.
      (IL 8)

83.   Date Illegible   Application for plumbing permit
      (IL #9)          (P9200085)

84.   Date Illegible   Heating ventilation air conditioning
      (IL#10)          (CK 1746).



11803975                           EXHIBIT D


85.   Date Illegible   Heating ventilation air conditioning re
      (IL #11)         air in and outlets (CK 1956).

86.   Date Illegible   Heating ventilating air conditioning re
      (IL #12)         boiler.

87.   Illegible Date   Application for building permit.
      (IL #13)


11803975                           EXHIBIT D

Recorded at Request of:

TRINET CORPORATE REALTY TRUST, INC.

When Recorded Mail to:

PILLSBURY MADISON & SUTRO P.O.  Box 7880 San Francisco, CA
94120-7880 Attn: Glenn Q.  Snyder, Esq.

Mail Tax Statements to:

TRINET CORPORATE REALTY TRUST, INC.
Four Embarcadero Center, Suite 3150
San Francisco, CA 94111
Attn: Mr.  James R.  Reinhart

                              GRANT DEED

    For valuable consideration, receipt of which is acknowledged, CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation, hereby grants to TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation, the real property in the City of Commerce, County of Los Angeles, State of California, described in Exhibit A attached hereto and made a part hereof, subject to any and all encumbrances (as that term is used in California Civil Code
Section 1113(2)).

        Dated:_____________, 1994.

                               CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                               a California corporation


                               By: _______________________________

                                   Its: __________________________





11803975                           EXHIBIT E

                                   EXHIBIT A

                                  GRANT DEED

    All of the real property in the City of Commerce, County of Los Angeles, State of California, described as follows:


1180397 5                           EXHIBIT E

                                    EXHIBIT F


                                COMMERCIAL LEASE - NET
                              (Single Tenant Building)

                               BASIC LEASE INFORMATION


Date:______________, 1994

Landlord: TriNet Essential Facilities XII, Inc., a Maryland corporation

Tenant: Certified Grocers of California, Ltd., a California corporation

Premises (section 1.1): See Exhibit A; Address: 5200 Sheila
    Street, City of Commerce, County of Los Angeles State of
    California, consisting of a four-story building (the "Office
    Building") and a one-story building (the "Cafeteria")

Term (section 2.1): Twenty (20) years, plus, if the Commencement
    Date is not the first day of a calendar month, the partial month from the Commencement Date to the end of the calendar month in which the Commencement Date occurs.

Extension Terms (section 2.4): Two (2) ten (10) year extension terms.

Commencement Date (section 2.1): ________________, 1994

Expiration Date  (section 2.1): ________________, 2014

Initial Base Rent (section 3.1(a)): $107,812.50 per month.

Use (section 6.1): As to the Office Building, for office purposes; and as to the Cafeteria, for office, large meeting and/or cafeteria purposes for Tenant's employees only.

Liability Insurance (section 10.3): $2,000,000 aggregate;
    $1,000,000 per occurrence

Insuring Party for Property Insurance (section 10.4): Tenant.

Landlord's Address (section 23.1): Four Embarcadero Center,
    Suite 3150, San Francisco, CA 94111, Attn: Mr. James R. Reinhart, Facsimile No.: 415-391-6259.


11804342                              -i-

                                EXHIBIT F

    Copy to: TriNet Corporate Realty Trust, Inc.,
    7406 Fullerton Street, Suite 105, Jacksonville, FL 32256,
    Attn: Ms. Jo Ann Chitty, Facsimile No.: 904-363-1260

    Tenant's Address (section 23.1): 2601 S.  Eastern Avenue, Los
    Angeles, CA 90040, Attn: Corporate Secretary, Facsimile
    No.: 213-888-2915.

    Exhibits and Addenda (section 24.3): Exhibit A - Legal Description of the Land; Exhibit B - Form of Subordination Agreement; Exhibit C - Form of Estoppel Certificate; Exhibit D - Memorandum of Lease.

         The foregoing BASIC LEASE INFORMATION is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the BASIC LEASE INFORMATION and the Lease, the Lease shall control.

Landlord:                            Tenant:

TriNet Essential Facilities          CERTIFIED GROCERS OF
XII, INC., a Maryland                CALIFORNIA, LTD., a
corporation                          California corporation



By __________________________        By __________________________
       Mark S.  Whiting
        President                        Its _____________________


11804342                              -ii-

                                 EXHIBIT F

                             TABLE OF CONTENTS

Article                                                       Page
---------                                                     -----
1   Premises..................................................    1
2   Term......................................................    2
3   Rent......................................................    3
4   Property Taxes............................................    6
5   Other Taxes...............................................    7
6   Use.......................................................    7
7   Services..................................................    8
8   Maintenance and Repairs...................................    8
9   Alterations...............................................   10
10  Insurance.................................................   15
11  Compliance With Legal Requirements........................   18
12  Assignment or Sublease ...................................   19
13  Entry by Landlord.........................................   21
14  Events of Default and Remedies............................   22
15  Damage or Destruction.....................................   25
16  Eminent Domain............................................   28
17  Subordination, Merger and Sale............................   30
18  Estoppel Certificate .....................................   31
19  Holding Over..............................................   32
20  Financial Statements......................................   32
21  Hazardous Materials.......................................   32
22  Waiver....................................................   35
23  Notices...................................................   35


11804342                             -iii-

                              EXHIBIT F

                            TABLE OF CONTENTS

Article                                                       Page
---------                                                     -----
24  Names..................................................     35
25  Memorandum of Lease....................................     36
26  Miscellaneous..........................................     36


11804342                              -iv-

                                 EXHIBIT F

                                   LEASE

    THIS LEASE, made as of the date specified in the BASIC LEASE
INFORMATION, is by and between the landlord specified in the BASIC LEASE INFORMATION ("Landlord"), and the tenant specified in the BASIC LEASE INFORMATION ("Tenant"),

                          W I T N E S S E T H:

                               ARTICLE 1

                               PREMISES

    1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, (a) the land described in Exhibit A hereto, together with all easements and other appurtenances thereto (the "Land"), (b) all improvements now or hereafter located on the Land (the "Improvements"), including the two buildings described in the Basic Lease Information, (c) all of Landlord's right, title and interest in and to all fixtures and heating, ventilating, air conditioning, electrical, mechanical, plumbing, life safety and other building systems affixed or attached to the Land or the Improvements (collectively, the "Equipment"), and (d) all of Landlord's right, title and interest in and to the personal property described on
Schedule I attached hereto (the "Personal Property"). The Land, Improvements, Equipment and Personal Property are collectively referred to herein as the "Premises." Landlord hereby grants to Tenant an exclusive license (the "License") to use the following: (a) the contracts described on
Schedule II attached hereto (the "Contracts"); and the permits described in
Schedule III attached hereto (the "Permits"). The License is coupled with an interest, irrevocable and assignable or sublicensable by Tenant in connection with any permitted assignment or sublease of this Lease. The License shall automatically terminate, without notice to Tenant, upon the termination of this Lease, whether upon expiration of the Lease term or earlier. Tenant hereby assumes and agrees to perform, at Tenant's sole expense, all obligations of Landlord under the Contracts and Permits during the term of this Lease. Tenant further agrees during the entire term of the License to
(x) keep the Contracts in full force and effect, unless Landlord otherwise consents in writing (which consent may be withheld in Landlord's sole discretion), until the expiration of any Contract by its own terms (other than as a result of a default by Tenant thereunder), and (y) keep the Permits in full force and effect until the expiration of the Lease term. Tenant shall maintain the Personal Property in good condition and repair, except that Tenant may replace the


11804342                              -1-

                                   EXHIBIT F

Personal Property with personal property of comparable quality when consistent with prudent business practices.

                                   ARTICLE 2

                                     TERM

    2.1 The term of this Lease shall be the term specified in the BASIC LEASE INFORMATION, which shall commence on the commencement date specified in the BASIC LEASE INFORMATION (the "Commencement Date") and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the BASIC LEASE INFORMATION (the "Expiration Date").

    2.2 If the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord the Base Rent payable under section 3.1, calculated on a per them basis, for the period from the Commencement Date until the first day of the next full calendar month. Tenant shall pay the Base Rent in respect of such period to Landlord on the Commencement Date.

    2.3 Tenant shall accept the Premises "as is" on the Commencement Date. Landlord shall have no obligation to construct or install any improvements in the Premises. Tenant acknowledges that, prior to the Commencement Date, Tenant occupied the Premises. Tenant's possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease and that Tenant has examined the Premises and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical or environmental condition, value, fitness, use or zoning of the Premises upon which Tenant has relied directly or indirectly for any purpose.

    2.4 Tenant shall have the option to renew this Lease for two (2) additional terms of ten (10) years each. Tenant shall be conclusively deemed to have exercised each such option unless
Landlord receives written notice from Tenant that Tenant has elected not to exercise such option at least twelve (12) months before the expiration of the then-existing term of the Lease.
Unless Landlord timely receives Tenant's notice electing not to exercise an option, the term of this Lease shall be automatically extended for the applicable ten (10) year period and Tenant shall continue to lease the Premises on all of the terms and conditions of this Lease, except that: (a) the Base Rent payable by Tenant during each renewal term shall be as set forth

11804342                              -2-

                                EXHIBIT F

in section 3.1(b); and (b) after the second renewal term, Tenant shall have no further renewal options under this Lease.

                                ARTICLE 3

                                  RENT

   3.1 Tenant shall pay to Landlord the following amounts as rent for the
Premises:

   (a) During the first five (5) years of the initial term of this Lease, Tenant shall pay to Landlord, as base monthly rent, the amount of monthly rent specified in the BASIC LEASE INFORMATION (the "Base Rent"). Commencing on the first day of the sixth, eleventh and sixteenth years of the initial term of this Lease (each, an "Adjustment Date"), the Base Rent shall be increased by the percentage increase in the Index (as defined below) during the period commencing on the first day of the immediately preceding five (5) year period and ending on the applicable Adjustment Date under this section 3.1(a); provided, however, Base Rent shall not be increased more than four percent (4%) per annum on a cumulative basis during each such five (5) year period (i.e., not more than twenty percent (20%) for each such five (5) year period). As used in this Lease, the term "Index" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the Los Angeles-Long Beach-Anaheim area, 1982-1984=100). If the data from the Department of Labor for the Index are not yet available on any Adjustment Date, then Tenant shall continue to pay the Base Rent in effect on that Adjustment Date, until such time as the data for the Index become available. Once the data become available so that the Base Rent can be increased in accordance with this section 3.1(a) or section 3.1(b), Tenant shall pay to Landlord, with the next succeeding installment of Base Rent, the increase in Base Rent that Tenant would have paid had the Index been revised on the applicable Adjustment Date. If the Index is no longer published, another generally recognized index shall be substituted by agreement of the parties. If they are unable to agree within thirty (30) days after demand by either party, the substitute index shall on application of either party be selected by the chief officer of the San Francisco Regional Office of the Bureau of Labor Statistics or its successor.

   (b) Commencing on the first day of the first and sixth years of each renewal term of this Lease (each of which shall also be deemed an Adjustment
Date), the Base Rent shall be increased by the percentage increase in the Index during the period commencing on the first day of the immediately preceding five (5) year period and ending on the applicable Adjustment Date under this section 3.1(b); provided, however, Base Rent

                                EXHIBIT F

shall not be increased by less than three percent (3%) per annum, nor more than four percent (4%) per annum, on a cumulative basis during each such five
(5) year period (i.e., not less than fifteen percent (15%), nor more than twenty percent (20%), for each such five (5) year period).

   (c) In the event that Landlord advances the Improvement Allowance (as defined in Section 9.4), for the period from and after the date of such advance through and including the Expiration Date, the monthly Base Rent shall be increased by an amount equal to one-twelfth of (i) the amount of the Improvement Allowance actually disbursed to Tenant, multiplied by (ii) the Annual Payment Multiple (as defined below). The term "Annual Payment Multiple" shall mean (1) eleven and twenty-five hundredths percent (11.25%) if the Improvement Allowance is advanced prior to the first anniversary of the Commencement Date, (2) eleven and forty-five hundredths percent (11.45%) if the Improvement Allowance is advanced after the first anniversary and prior to the second anniversary of the Commencement Date, (3) eleven and sixty-eight hundredths percent (11.68%) if the Improvement Allowance is advanced after the second anniversary and prior to the third anniversary of the Commencement Date, (4) eleven and ninety-four hundredths percent (11.94%) if the Improvement Allowance is advanced after the third anniversary and prior to the fourth anniversary of the Commencement Date, and (5) twelve and twenty-four hundredths percent (12.24%) if the Improvement Allowance is advanced after the fourth anniversary of the Commencement Date.

   (d) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Base Rent and additional rent payable by Tenant in accordance with this Lease.

   3.2 It is the intention of Landlord and Tenant that the Base Rent payable by Tenant to Landlord during the entire term of this Lease shall be absolutely net of all costs and expenses incurred in connection with the management, operation, maintenance and repair of the Premises in accordance with this Lease. Landlord shall have no obligations or liabilities whatsoever with respect to the management, operation, maintenance or repair of the Premises during the term of this Lease, and Tenant shall manage, operate, maintain and repair the Premises in accordance with this Lease and shall pay all costs and expenses incurred in connection therewith before such costs or expenses become delinquent. Without limiting the generality of the foregoing, throughout the entire term of this Lease, Tenant shall pay, as additional rent (whether payable to Landlord or the applicable third parties), all premiums for all property and liability

                                EXHIBIT F

insurance covering the Premises carried by Landlord or Tenant, all Property Taxes (as defined in section 4.1) and all Other Taxes (as defined in section 5.1) that accrue during or are allocable to the term of this Lease.

   3.3 Tenant shall pay all Base Rent to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all additional rent owing to Landlord on or before the third business day following written demand therefor given in accordance with section 23.1. Tenant shall pay all Base Rent and additional rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, by wire transfer to an account specified in writing by Landlord from time to time, or to such other person, by such other method or at such other place as Landlord may from time to time designate in writing, provided that any change in the method of payment shall be subject to Tenant's reasonable approval.

   3.4 Tenant acknowledges that the late payment by Tenant of any Base Rent or additional rent payable to Landlord (including the items described in section 3.2 to the extent owed to Landlord) will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any Base Rent or additional rent owed to Landlord is not received by Landlord within three (3) business days after Landlord gives written notice thereof (by facsimile or other method of notice permitted by section 23.1) to Tenant, Tenant shall immediately pay to Landlord a late charge equal to six percent (6%) of such delinquent amount; provided, however, that after the second such failure in a calendar year, no notice shall be required, and such late charge shall be due and payable on the due date if Base Rent or additional rent is not received by Landlord on the date due. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay all rent due under this Lease in a timely fashion, including the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the Prime Rate (as hereinafter defined) plus five percent (5%) per annum. "Prime Rate" shall mean the reference rate announced from time to time by Bank of America NT & SA at its headquarters location.

                                EXHIBIT F

   3.5 Notwithstanding the foregoing, Tenant shall not be deemed to be in default under this Lease as the result of (a) any failure to pay any Property Taxes, Other Taxes or other obligation of any nature (including construction costs) owed to any party other than Landlord, or (b) any failure to comply with any applicable law, regulation or other applicable legal requirement, so long as, in each case, (i) such tax, other obligation, law or other legal requirement is being diligently contested in good faith, and (ii) Tenant has provided Landlord with assurances reasonably acceptable to Landlord that such failure to pay or comply, pending the outcome of such contest, could not materially impair Landlord's rights and interests with respect to the Premises (including assurance that the applicable contest proceeding will operate during the pendency thereof to prevent or stay any sale, forfeiture or loss of all or any portion of the Premises). The right to contest third party obligations and legal requirements granted to Tenant in this paragraph (subject to the provisions of this Section 3.5) shall be referred to herein as the "Right to Contest."

   3.6 In the event that Tenant desires from time to time to contest any tax or other law applicable to the Premises or to commence any lawsuit or other proceeding relating to the Premises, and in the event that Landlord's participation is legally required, Landlord shall reasonably cooperate with Tenant in connection therewith so long as Tenant reimburses Landlord, within ten (10) business days following written demand from time to time (but no more than once in any calendar month), for all costs incurred by Landlord as a result of such cooperation, but only to the extent that such costs exceed any direct economic benefits to Landlord which result from the final determination of the applicable contest or proceeding. Landlord shall refund all appropriate amounts within ten (10) business days following receipt of demand therefor in the event that any such direct economic benefits make it evident, following any such final determination, that Landlord was over-reimbursed by Tenant prior to such determination.

                                ARTICLE 4

                              PROPERTY TAXES

   4.1 "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or

                                EXHIBIT F

against, or otherwise with respect to, the Premises or any part thereof or any personal property used in connection with the Premises. Unless and until the Premises receives its own tax parcel identification number, "Property Taxes" shall also mean all taxes, assessments and other charges included in the definition of Property Taxes with respect to any real property that is part of the same tax parcel as any part of the Premises. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes.

                                ARTICLE 5

                               OTHER TAXES

   5.1 "Other Taxes" shall mean all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the Premises, (b) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (c) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (d) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Other Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Other Taxes.

                                ARTICLE 6

                                   USE

   6.1 The Premises shall be used only for the purpose specified in the BASIC LEASE INFORMATION and no other purpose without Landlord's prior written consent, which consent shall

                                EXHIBIT F

not be unreasonably withheld or delayed; provided, however, Landlord's withholding of consent shall be conclusively presumed reasonable if the proposed use would substantially increase the wear and tear on or the risk of damage to the Premises above levels or risks resulting from Tenant's use as of the date of this Lease or the proposed use is for an illegal purpose. For purposes of this Lease, "office purposes" shall include incidental uses related to office purposes, including without limitation printing and reprographic services incidental to Tenant's business, computer operations for Tenant's business, quality testing for Tenant's in-house food brand and food preparation training for the employees of Tenant and Tenant's clients; provided, however, that any material increase in the square footage used for any such incidental use shall be deemed to be a change in use requiring Landlord's consent as provided above, if such increase in square footage will overburden or unduly strain the Premises or will exceed the recommended capacity or impair the operation of any building systems. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy for the Premises or will cause a cancellation of any insurance for the Premises. Tenant shall not do or permit anything to be done in, on or about the Premises which will in any way obstruct or interfere with the rights of Landlord. Tenant shall not maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

                                ARTICLE 7

                                SERVICES

   7.1 Tenant shall, at Tenant's sole cost and expense, supply the Premises with electricity, heating, ventilating and air conditioning, water, natural gas, lighting replacement for all lights, restroom supplies, telephone service, window washing, security service, janitor, scavenger and disposal services, and such other services as Tenant determines to furnish to the Premises. Landlord shall not be in default hereunder or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services, whether such failure or delay is caused by accident or any condition beyond the control of Landlord or Tenant or by the making of repairs or improvements to the

                                EXHIBIT F

Premises, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Premises, whether such results from mandatory governmental restriction or voluntary compliance with governmental guidelines. Tenant shall pay the full cost of all of the foregoing services to the applicable third parties as additional rent.

                                ARTICLE 8

                         MAINTENANCE AND REPAIRS

   8.1 (a) Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof and all grounds, landscaping, parking areas, lighting, roof, walls, foundations, signs, heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems, equipment, fixtures, alterations, additions and improvements therein or thereon and keep all of the foregoing clean and in good order and operating condition (including, without limitation, painting the exterior of the Premises as often as reasonably needed to keep such exterior in a good, well painted condition, cleaning interior and exterior doors, windows and glass, and repairing and replacing any exterior windows and glass that is broken, cracked or damaged). Tenant may use qualified employees of Tenant to perform routine maintenance and routine repairs of the Premises. For all other maintenance and all non-routine repair services on the heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems and equipment in the Premises, Tenant shall engage a duly licensed independent contractor; provided, however, that Tenant may use its qualified employees to perform such other maintenance and non-routine repairs with Landlord's consent, which consent may be withheld if, in Landlord's reasonable determination, there is a substantial possibility of an increased risk of damage to the Premises or any systems or equipment located therein if such other maintenance or repair is performed by Tenant's employee instead of by a licensed independent contractor. If Landlord does not disapprove Tenant's use of a designated employee for a particular repair or maintenance project within five (5) business days after Tenant's notice requesting such approval (which notice shall be accompanied by an accurate description of the project and the designated employee's relevant qualifications), Landlord shall be deemed to have approved such employee's work on such project.

   (b) Landlord and its consultants or contractors shall have the right to inspect the Premises to determine Tenant's compliance with this section 8.1, and Tenant shall promptly complete any maintenance or repair work reasonably required by Landlord

                                EXHIBIT F

or its consultants or contractors as a result of any such inspection. Tenant shall reimburse the Landlord, as additional rent, the costs incurred by Landlord in engaging Eckland Engineers or another consultant or contractor to perform such inspections and provide a report thereof, provided that Tenant's above-described reimbursement obligation shall be limited to the cost of one such inspection and report in any calendar year and provided that Tenant shall not be required to reimburse Landlord more than one thousand five hundred dollars ($1,500) per year during the first five (5) years of the Lease term or more than two thousand dollars ($2,000) per year thereafter for such inspection and report. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises.
Subject to section 9.3, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted.

   8.2 Notwithstanding the foregoing, during the last five (5) years of the Lease term, excluding any extension term, if Tenant is required by the terms of section 8.1 to perform any substantial repair or replacement the cost of which would be treated as a capital expense in accordance with generally accepted accounting principles (a "Capital Repair"), Landlord shall reimburse to Tenant, by a rent credit applied at the end of the Lease term, an amount equal to (a) the cost of the Capital Repair, multiplied by (b) a fraction (i) the numerator of which is the number of years beyond the Lease term the useful life of the Capital Repair is anticipated to extend, and (ii) the denominator of which is the total anticipated useful life of the Capital Repair, provided that each of the following conditions is satisfied: the cost of such Capital Repair exceeds one hundred thousand dollars ($100,000) (the "Cost-Share Threshold"); fifty percent (50%) or more of the anticipated useful life of the Capital Repair extends beyond the Lease term; Tenant has not exercised its option, if any, to extend the Lease term; the anticipated useful life of the Capital Repair is ten (10) years or more; and Landlord approves the plans and specifications and the budget for the completion of the Capital Repair. The Cost-Share Threshold shall be increased annually during the Lease term, including extensions, by an amount equal to the percentage increase in the Index during the preceding year. Any rent credit that Landlord is required to give Tenant under this Section 8.2 shall bear interest at the Prime Rate plus two percent (2%) per annum. If Tenant exercises its right to extend the Lease term, Landlord shall be relieved of any obligation to reimburse Tenant pursuant to this Section 8.2.

                                EXHIBIT F

                                ARTICLE 9

                               ALTERATIONS

   9.1 Except as specifically permitted in section 9.2, Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. In no event shall Tenant be permitted to install underground storage tanks or fuel systems on the Premises. Landlord's refusal to consent to the installation of an underground tank or fuel system shall be conclusively presumed to be reasonable. Except as specifically permitted in section 9.2, all alterations, additions and improvements in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

   (a) Tenant shall submit to Landlord, for Landlord's written approval, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by the licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the structural elements of the Premises, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Premises, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

   (b) Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such plans and specifications and, if Landlord disapproves such plans and specifications, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for Landlord's prior written approval. Tenant shall pay all costs, including the fees and expenses of the licensed architect(s) and engineer(s), in preparing such plans and specifications. If Landlord fails to notify Tenant within thirty (30) days of Landlord's receipt of the plans and specifications for the work to be done by Tenant and all other information reasonably required by Landlord regarding such work, then Landlord shall be deemed to have consented to such work. With respect to alterations or improvements requiring Landlord's consent, Landlord shall have the right to condition its consent on Tenant's agreement to remove such alterations or improvements from the Premises upon the termination of the Lease; provided, however, that Landlord shall only be permitted to require Tenant to remove such alterations or improvements if failure to remove them, in Landlord's reasonable opinion, would adversely affect the value of the Premises or Landlord's ability to lease the Premises to a new tenant for office purposes.

                                EXHIBIT F

   (c) All changes in the plans and specifications approved by Landlord shall be subject to Landlord's prior written approval. If Tenant wishes to make any such change in such approved plans and specifications, Tenant shall have such architect(s) and engineer(s) prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing promptly whether Landlord approves or disapproves such change and, if Landlord disapproves such change, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for such change for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

   (d) Tenant shall obtain and comply with all building permits and other governmental permits and approvals required in connection with the work. Tenant shall, through Tenant's licensed contractor, perform the work substantially in accordance with (i) the plans and specifications approved in writing by Landlord, (ii) the permits obtained by Tenant, and (iii) all applicable codes, laws, ordinances, rules and regulations. Notwithstanding the foregoing sentence, Tenant may use its qualified employees to perform such work, instead of a licensed contractor, with Landlord's consent, which consent may be withheld by Landlord if, in Landlord's reasonable determination, there is a substantial risk that the work performed by Tenant's employees would be of lesser quality than work performed by a licensed of contractor. Tenant shall pay the applicable third parties, as additional rent, the entire cost of all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements, subject to the Right to Contest. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of any plans and specifications, contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work, except to the extent that the same results from a breach by Landlord of its obligations under this Lease.

   (e) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least ten (10) days prior to such date; provided that no such notice shall be required for work to be performed by Tenant's qualified employees as permitted under Section 9.1(d) if such work does not require the issuance of a building permit under applicable codes. Subject to the Right to Contest, Tenant shall keep the Premises free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant.

                                  EXHIBIT F

Subject to the Right to Contest, Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

   9.2 Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements is two hundred fifty thousand dollars ($250,000) (increased annually by an amount equal to the percentage increase in the Index during the preceding year) or less for any project or series of related projects and such alterations, ' additions or improvements will not affect in any way the structural, exterior or roof elements of the Premises and will not materially impair the mechanical, electrical, plumbing, utility or life safety systems of the Premises, but Tenant shall give Landlord prior written notice of any such alterations, additions or improvements; provided that no such notice shall be required for alterations, additions or improvements to be performed by Tenant's qualified employees as permitted under Section 9.1(d) if such work does not require the issuance of a building permit under applicable codes. In addition, Landlord acknowledges that Tenant intends to construct non-structural, interior improvements on the fourth floor of the Office Building. Tenant agrees to complete such improvements before the end of fifth year of the initial term of this Lease; provided, however, that if Landlord's mortgagee or a third party purchaser acquires the Premises through a foreclosure sale, deed in lieu of foreclosure or similar transfer, and such mortgagee or third party purchaser refuses to agree in writing, after request from Tenant, to fund the Improvement Allowance (as hereinafter defined) in accordance with Section 9.4, Tenant shall not be obligated to complete such improvements until the end of the tenth year of the initial term of this Lease. Provided that such improvements (i) are substantially similar to the nature and quality of the improvements on the first, second and third floors of the Office Building and (ii) will not affect in any way the structural, exterior or roof elements of the Premises, and will not materially impair the mechanical, electrical, plumbing, utility or life safety systems of the Premises, then Landlord agrees it shall not have the right to approve Tenant's plans and specifications for such improvements. For all alterations, additions and improvements performed in accordance with this
Section 9.2, Tenant shall comply with all provisions of section 9.1 other than those provisions requiring Landlord's consent to plans and specifications in constructing such improvements.

                                  EXHIBIT F

   9.3 All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or to the Premises by Tenant, shall become part of the Premises and Landlord's property excluding, however, underground tanks which shall remain the property of Tenant and shall be registered in the name of Tenant so long as this Lease remains in effect. Upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within ten
(10) days after such termination with respect to any alterations, additions, fixtures or improvements to which Landlord did not consent or with respect to which Landlord's consent was conditioned on Tenant's removal of such alteration, addition, fixture or improvement from the Premises upon termination of the Lease, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or (if ' failure to remove such alterations or improvements would, in Landlord's reasonable opinion,, adversely affect the value of the Premises or Landlord's ability to lease the Premises to a new tenant for office purposes) to remove all such alterations, additions, fixtures and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were made, and in the latter case Tenant shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's overhead and profit). All movable furniture, equipment, trade fixtures and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures other personal property from the Premises and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 9.3 to be performed after such termination.

   9.4 Subject to the terms and conditions of this Section 9.4, Landlord shall provide Tenant an allowance (the "Improvement Allowance") in an amount requested by Tenant, but not exceeding five hundred thousand dollars ($500,000), to reimburse Tenant for costs incurred in constructing the interior improvements on the fourth floor of the Office Building as described in Section 9.2 (the 'Fourth Floor Work"). Landlord shall disburse the Improvement Allowance to Tenant in one lump sum, within thirty (30) days after notice from Tenant requesting such disbursement and specifying the requested amount, which notice shall be accompanied by paid invoices for labor and materials in connection with the Fourth Floor work and final unconditional lien releases from the contractor, all subcontractors and all suppliers providing labor or materials for the Fourth Floor Work. Notwithstanding the preceding sentence, if Tenant is unable to provide Landlord with an unconditional lien

                                  EXHIBIT F

release for reasons other than that the work is not substantially completed, and provided all other conditions set forth in this Section 9.4 are satisfied, Landlord shall disburse the Improvement Allowance less two times the amount or amounts to which the missing lien releases correspond (the "Hold Back"), and when Landlord has received all unconditional lien releases (or the last day for filing the applicable lien passes and, on the tenth
(10th) day thereafter, no lien has been filed and/or Tenant has removed any lien that is filed, by bonding or otherwise), Landlord will disburse the Hold Back in one lump SUM. Landlord's obligation to disburse the Improvement Allowance is conditioned upon Landlord's receipt prior to the fifth anniversary of the Commencement Date (the "Improvement Completion Deadline") of (a) a certificate of Tenant's architect or engineer, in form reasonably satisfactory to Landlord, certifying that the Fourth Floor Work has been substantially completed, was constructed in compliance with all applicable codes, laws, ordinances, rules and regulations and is free of material defects (other than latent defects), and (b) a certificate of occupancy with respect to the Fourth Floor Work. The Improvement Completion Deadline shall be extended by one (1) day for each day that Tenant or Tenant's contractor, subcontractors or suppliers are prevented from providing labor or materials for the Fourth Floor Work for reasons beyond the reasonable control of the party from whom performance is required, such as acts of nature, a strike or other labor disturbance, war or riots; provided, however, that the Improvement Completion Deadline shall in no event be extended more than one hundred eighty (180) days.

                                  ARTICLE 10

                                   INSURANCE

   10.1 Landlord shall not be liable to Tenant for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant waives all claims against Landlord arising from any liability described in this section 10.1, except to the extent caused by the gross negligence or willful misconduct of Landlord.

   10.2 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of

                                  EXHIBIT F

employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof or any part of the building or the land containing the Premises arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring outside the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This section 10.2 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

   10.3 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force comprehensive general liability insurance, including contractual liability (covering this Lease), cross liability, and premises operations, all on an "occurrence" policy form, with a minimum combined single limit in the amount specified in the BASIC LEASE INFORMATION per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises, such insurance shall name the Landlord and any other parties designated by Landlord as additional insureds. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property, to the extent Tenant elects to do so.

   10.4 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force Worker's compensation and employer's liability insurance in all states in which the Premises and any other operations of the Tenant are located and any other state in which the Tenant or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner whatsoever out of the actual or alleged employment of others. The total limits of the employer's liability coverage required hereunder shall not be less than the amounts specified in section 10.3.

   10.5 The insuring party for property insurance specified in the BASIC LEASE INFORMATION shall, at all times during the term of this Lease, at such party's sole cost and expense, obtain and keep in force (a) insurance against loss or damage to the Premises by fire and all other risks of physical loss covered by insurance of the type now known as "all risk," including coverage for flood (if the Premises is located in an area identified as an area having special flood hazards) and earthquake (subject to the limitations set forth in the following sentence), with difference in conditions coverage, in an amount not less than the full replacement cost of the Premises (without deduction for depreciation), including the

                                  EXHIBIT F

cost of debris removal and such endorsements as Landlord may reasonably require, and containing the "Replacement Cost Endorsement"; (b) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, ventilation and air conditioning equipment, and elevator and escalator equipment, provided the Premises contain equipment of such nature and insurance against loss of occupancy or use arising from any breakdown of any such items, in such amounts as Landlord may reasonably determine; and (c) plate glass insurance in such amounts as Landlord may reasonably determine if the Premises contain plate glass. Tenant shall only be required to maintain earthquake insurance on the Premises if the annual premium (or the allocated premium if Tenant's earthquake insurance policy insures property in addition to the Premises) does not exceed twenty thousand five hundred dollars ($20,500), increased annually during the Lease term, including extensions, by an amount equal to the percentage increase in the Index during the preceding year (as increased, the "Premium Cap"). If for any year the annual premium for the earthquake insurance exceeds the Premium Cap, Tenant shall not be obligated to carry earthquake insurance, but if Landlord elects to cover the Premises under an earthquake insurance policy, including a blanket policy, carried by Landlord for any such year, Tenant shall pay to the Landlord for that year the lesser of (a) the Premium Cap, or
(b) the portion of the earthquake insurance premium paid by Landlord allocable to the Premises. If Landlord elects to carry earthquake insurance on the Premises in accordance herewith, then upon request by Tenant, Landlord shall furnish Tenant with evidence of Landlord's premium allocation.

   10.6 All insurance required to be maintained by Tenant under this Article 10 and all renewals thereof shall be issued by good and responsible companies qualified to do and doing business in the state where the Premises are located and having a rating in Best's Insurance Guide of at least A-IX. No deductible amount under any such insurance policy shall exceed twenty-five thousand dollars ($25,000), except for the deductible for Tenant's earthquake insurance policy, which deductible shall not exceed five percent (5%) of the value of the Premises. Each policy to be maintained by Tenant shall expressly provide that the policy shall not be canceled or altered without sixty (60) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of sixty (60) days shall have expired. All insurance under this Article 10 to be maintained by Tenant shall name Landlord and any other parties designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the

                                  EXHIBIT F

onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance of each such policy to be maintained by Tenant, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. The insurance required to be maintained by Tenant under this Article 10 may be provided for in the form of a blanket policy or policies of insurance, provided all of the requirements of this Article 10 are satisfied by such blanket policy or policies. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any policy to be maintained by Tenant or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand. Tenant shall pay to Landlord, immediately upon demand all costs incurred by Landlord as a result of Tenant's failure to obtain and maintain in effect the policies of insurance required under this
Article 10.

   10.7 Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers, compensation) now or hereafter carried by Landlord insuring or covering the Premises or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 10.6.

                                  ARTICLE 11

                     COMPLIANCE WITH LEGAL REQUIREMENTS

   11.1 Subject to the Right to Contest, Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of

                                  EXHIBIT F

any government or public authority now in force or which may hereafter be in force with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises.

   11.2 Notwithstanding the foregoing, during the last five (5) years of the Lease term, excluding any extension term, if Tenant is required, pursuant to section 11.1, to make any substantial repair or improvement to the Premises the cost of which would be treated as a capital expense in accordance with generally accepted accounting principles (a "Required Improvement"), Landlord shall reimburse to Tenant, by a rent credit applied at the end of the Lease term, an amount equal to (a) the cost of the Required Improvement, multiplied by (b) a fraction (i) the numerator of which is the number of years beyond the Lease term the useful life of the Required Improvement is anticipated to extend, and (ii) the denominator of which is the total anticipated useful life of the Required Improvement, provided that each of the following conditions is satisfied: the cost of such Required Improvement exceeds the Cost-Share Threshold, as adjusted pursuant to Section 8.2; fifty percent (50%) or more of the anticipated useful life of the Required Improvement extends beyond the Lease term; Tenant has not exercised its option, if any, to extend the Lease term; the anticipated useful life of the Required Improvement is ten (10) years or more; and Landlord approves the plans and specifications and the budget for the construction or installation of the Required Improvement. If Tenant exercises its right to extend the Lease term, Landlord shall be relieved of any obligation to reimburse Tenant pursuant to this Section 11.2.

   11.3 Landlord shall reasonably cooperate with Tenant from time to time, upon Tenant's request and at Tenant's expense, to the extent that Landlord's signature, consent or participation (or any other action of Landlord) is legally required in connection with (a) petitions, or other applications for changes to, laws, taxes, assessments or other monetary impositions relating to the Premises, (b) applications for, modifications of, disputes with respect to, or other actions, proceedings or negotiations relating to permits, licenses and/or other authorizations relating to the Premises, (c) existing easements, covenants, conditions and/or restrictions relating to the Premises (or modifications thereto) or supplemental or additional agreements of such type, (d) dedications or transfers of unimproved portions of the Premises for road or other public purposes, (e) petitions to have the Premises annexed to any utility or service district or other similar entity, and/or

                                  EXHIBIT F

   (f) any other agreements, transactions, disputes, proceedings or other matters, whether involving governmental or quasigovernmental authorities or private parties, with respect to which Landlord's cooperation is legally required; provided that Landlord may refuse to cooperate as set forth herein
(i) in the event that the activity with respect to which Tenant is seeking such cooperation is prohibited by this Lease, or (ii) in the event that all of the following are true: (A) the activity with respect to which Tenant is seeking such cooperation is not expressly permitted by this Lease, (B) no other provision of this Lease would obligate Landlord to provide such cooperation, and (C) Landlord reasonably determines that the result that Tenant is seeking to accomplish would materially and adversely affect Landlord's interests with respect to the Premises.

                                  ARTICLE 12

                            ASSIGNMENT OR SUBLEASE

   12.1 Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein or sublease the Premises or any part thereof (except as provided in section 12.4), or permit the use or occupancy of the Premises by any person or entity other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument, by which any assignment to which Landlord consents or which is permitted by section 12.4 is accomplished, shall expressly provide that the assignee will perform all of the covenants to be performed by Tenant under this Lease as and when performance is due after the effective date of the assignment and that Landlord will have the right to enforce such covenants directly against such assignee. Tenant agrees that the instrument, by which any sublease to which Landlord consents or which is permitted by section 12.4 is accomplished, shall expressly provide that it is subject and subordinate to the Lease. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

   12.2 If Landlord consents in writing, Tenant may complete the intended assignment or sublease, provided, however, that no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment

                                  EXHIBIT F

or sublease, in compliance with section 12.1, has been delivered to Landlord.

   12.3 No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant during the term of this Lease, including all extension terms (whether or not Tenant consents to such extension by an assignee). The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease; provided, however, that if Landlord and Tenant's assignee agree to increase Base Rent in excess of the amount of Base Rent otherwise payable under section 3.1, then Tenant shall not be liable to Landlord for payment of such excess Base Rent.

   12.4 Tenant may sublease all or any portion of the Premises to its Affiliates, and may sublease less than ten thousand (10,000) square feet of the Office Building to any person or entity, without Landlord's prior written consent so long as such subtenant's proposed use of the Premises: (a) shall be permitted hereunder and under all legal and other requirements described in Article 11; (b) shall not substantially increase the wear and tear on or the risk of damage to the Premises above levels or risks resulting from Tenant's use as of the date of this Lease; and (c) is not for any illegal purpose. All provisions of this Article 12 applicable to subletting, other than the requirement of obtaining Landlord's prior consent, shall apply to any subletting under this 12.4. As used in this Lease, the term "Affiliates" means an entity which controls, is controlled by or is under common control with Tenant.

   12.5 Notwithstanding anything to the contrary set forth in this Article 12, Landlord's consent shall not be required to (a) any temporary, rent-free use of up to twenty thousand (20,000) square feet of the Premises by Tenant's suppliers, customers or other persons with whom Tenant conducts business, provided that Tenant retains the right to terminate each such

                                  EXHIBIT F

persons' use of the Premises at any time and Tenant shall use diligent efforts to assure that such users comply with all of the applicable terms and provisions of this Lease; (b) a consolidation or merger of Tenant or a sale of all or substantially all of Tenant's assets, provided the tangible net worth of Tenant's successor immediately after such consolidation, merger or sale is equal to or greater than Tenant's tangible net worth immediately prior to such consolidation, merger or sale, all as evidenced by audited balance sheets; (c) any sublease of the Cafeteria for a period of one (1) week or less; or (d) any cafeteria operating agreement (in the event that any such agreement is construed to constitute a sublease).

                                   ARTICLE 13

                               ENTRY BY LANDLORD

   13.1 Landlord shall have the right, following no less than one (1) business day's advance notice (except in emergencies), to enter the Premises at any reasonable time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, to lenders, or during the last twelve (12) months of the term of this Lease to tenants, (c) determine whether Tenant is performing all of Tenant's obligations, (d) perform any obligations of Tenant in accordance with section 14.5, (e) post notices of nonresponsibility, 'For sale", and during the last twelve (12) months of the term of this Lease "For lease" signs,in and about the Premises, (f) make any repairs to the Premises which Landlord is entitled to make and (g) investigate and perform tests to determine Tenant's compliance with Article 21. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Tenant shall be entitled to have one of its agents or other representatives accompany Landlord at all times during any such entry (except in emergencies), and Landlord shall reasonably cooperate with Tenant to minimize any unavoidable disruption of Tenant's operations resulting from any such entry. If Landlord removes any existing underground tanks and fueling system from the Premises, Landlord shall have no obligation to replace them or provide alternate tanks or a fueling system. Landlord shall at all times have a key to unlock all such doors and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

                               EXHIBIT F


                               ARTICLE 14

                      Events of Default and Remedies
                      ------------------------------

     14.1 The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

     (a) Tenant fails to pay any Base Rent and such failure continues for more than three (3) business days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice shall be required to establish an Event of Default in the same calendar year; or

     (b) Tenant fails to pay any additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

     (c) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due (subject to the Right to Contest) and such failure or breach continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of ten (10) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

     (d) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (iv) takes action for the purpose of any of the foregoing; or

                               EXHIBIT F


     (e) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within sixty (60) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part or Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

     (f) This Lease or any estate of Tenant hereunder (other than particular items of Equipment whose aggregate value does not exceed one hundred thousand dollars ($100,000)) is levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days; or

     (g)  Tenant abandons the Premises.

     14.2 If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

     (a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

     (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause
(c) above

                               EXHIBIT F


shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest the Premises at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses
(a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 5 hereof.

      14.3 Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a terminationa of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

     14.4 The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

     14.5 All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

     14.6 If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have

                               EXHIBIT F


the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.


                               ARTICLE 15

                         Damage or Destruction
                         ---------------------

     15.1 Landlord and Tenant acknowledge that, pursuant to Section 19.03.093 (as the same may be amended from time to time and together with any successor section, the "Use Section") of the Zoning Ordinance of the City of Commerce, California (as the same may be amended from time to time and together with any successor ordinance, the "Zoning Ordinance"), if the Premises are "destroyed" (as such term is used in the Use Ordinance) and not replaced within a specified period of time, the use of the Premises for office purposes could cease to be a permitted nonconforming use ("Permitted Use Termination") under the Zoning Ordinance. If the Premises, or any part thereof, is damaged by fire or other casualty during the term of this Lease and neither Landlord nor its Lender reasonably determine that such damage is of such nature and or/magnitude that, under all of the circumstances, there is a material risk that a Permitted Use Termination could result pursuant to the Use Section, then Tenant shall restore the Premises, and insurance proceeds shall be made available to Tenant therefor, pursuant to Section 15.2 hereof. If the Premises, or any part thereof, is damaged by fire or other casualty during the term of this Lease and Landlord or its Lender determine, in their reasonable judgment, that such damage is of such nature and/or magnitude that, under all of the circumstances, there is a material risk that a Permitted Use Termination could result pursuant to the Use Section, then Tenant shall diligently seek to obtain "reasonably satisfactory assurances" (as hereinafter defined) that the Premises' permitted office use pursuant to the Zoning Ordinance will continue after restoration of the Premises. If Tenant does obtain "reasonably satisfactory assurances" within sixty (60) days after the casualty event, then Tenant shall restore the Premises, and insurance proceeds shall be made available to Tenant therefor, pursuant to
Section 15.2 hereof. If Tenant does not obtain "reasonably satisfactory assurances" within sixty (60) days after the casualty event, then Landlord shall have the right to elect, by giving Tenant written notice of such election within one hundred five (105) days after the casualty event, to either: (a) continue the Lease in effect, in which case Tenant shall restore the Premises, and insurance proceeds shall be made available therefore, pursuant to Section 15.2 hereof; or (b) terminate the Lease and reconvey the Premises to Tenant "as is." If Landlord elects, pursuant to subsection (b) of the preceding sentence, to reconvey the Premises to Tenant (a "Landlord Put"), then Landlord shall deliver to Tenant a grant deed and a bill of sale conveying the premises, an assignment of

                               EXHIBIT F

 the Contracts and Permits and an assignment of any unpaid casualty insurance proceeds relating to the Premises to which Landlord is entitled, within sixty
(60) days after Tenant receives Landlord's election notice, in exchange for the following: (x) if Landlord has received casualty insurance proceeds on account of such casualty on or before the reconveyance date, Landlord shall retain such proceeds and Tenant shall pay to Landlord the difference, if any, between the applicable amount (the "Total Stipulated Amount") set forth on the Stipulated Amount Schedule attached hereto as Schedule IV and the casualty insurance proceeds actually received by Landlord; or (y) if Landlord has not received any casualty insurance proceeds on account of such casualty on or before the reconveyance date, Tenant shall pay to Landlord the applicable Total Stipulated Amount. In the case of a Landlord Put, Landlord shall reconvey the Premises to Tenant free and clear of all monetary liens, and Tenant shall be solely responsible for any transfer taxes and all other closing costs (except Landlord's attorney's fees) associated with the reconveyance. "Reasonably satisfactory assurances" means written assurance from the responsible city authorities (or other reasonably equivalent assurances) indicating, to the reasonable satisfaction of Landlord and its lender, that no Permitted Use Termination will result from the casualty and that the permitted office use of the Premises pursuant to the Zoning Ordinance shall continue in effect after restoration of the Premises notwithstanding any delays that may cause restoration to be completed after expiration of the time period specified in the Use Section. "Reasonably satisfactory assurances" may include an extension of the time period referred to in the Use Section, so long as such extension is sufficient to leave no reasonable possibility that the restoration will not be completed within the extended time. "Reasonably satisfactory assurances" may inlcude satisfactory written confirmation that the casualty damage was not of such nature and/or magnitude as to constitute "destruction" of the Premises (as such term is used in the Use Section).

     15.2 If under Section 15.1 of this Lease Tenant is required to restore the Premises following a fire or other casualty event, then Tenant shall repair such damage and restore the Premises to substantially the same or better condition as existed before the occurrence of such fire or other casualty, Tenant shall repair and replace all furniture, equipment, trade fixtures and personal property of Landlord (or, in lieu of the foregoing repair and replacement, Tenant shall construct and install other Improvements and Equipment in accordance with the requirements of Article 9), and this Lease shall remain in full force and effect. Such repair and replacement by Tenant shall be done in accordance with Article 9. Tenant's obligation to rebuild, and Tenant's obligation to pay the full rent specified in this Lease, as herein provided shall not be affected in any

                               EXHIBIT F


way by such damage or destruction even if the casualty results in the loss of the permitted non-conforming use status of the Premises that allows the Premises to be used as an office building; provided, however, that in such event Landlord shall not unreasonably withhold consent to (x) a modification of the use provisions of this Lease to the extent necessary to allow Tenant (or its permitted assignees or subtenants) to make reasonable beneficial use of the Premises in accordance with applicable land use restrictions, and (y) changes to the Improvements reasonably necessary to facilitate any such change in use, subject to the applicable terms and provisions of Article 9 of this Lease. In no event shall rent abate. Provided Tenant is not in default under this Lease (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default), and provided Tenant has (i) delivered to Landlord plans and specifications and a budget for such repair and restoration (all of which Landlord shall have approved pursuant to Article 9), and (ii) deposited with Landlord cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget (the "Estimated Repair Cost") over the amount of insurance proceeds received on account of such casualty (the "Insurance Proceeds"), then Landlord shall make available to Tenant all insurance proceeds actually received by Landlord on account of such casualty, for application to the costs of such approved repair and restoration, as follows:

     (a) No more frequently than once per calendar month, Tenant may request that Landlord either (at Tenant's option) reimburse Tenant for costs incurred by Tenant or pay Tenant's contractors or subcontractors directly for work in place to repair and restore the Premises during the immediately preceding calendar month. Tenant's request shall certify that all work for which payment is requested was performed in compliance with the plans and specifications approved by Landlord pursuant to Article 9 and all applicable codes, laws, ordinances, rules and regulations, and shall include reasonably satisfactory evidence of the costs incurred by Tenant or due to Tenant's contractors or subcontractors, as the case may be, and lien releases in form and substance required by applicable law executed by all mechanics, materialmen, laborers, suppliers and contractors who performed any portion of the repair work or supplied materials.

     (b) Within five (5) business days after receiving Tenant's request, Landlord shall approve or disapprove Tenant's request, which approval shall not be unreasonably withheld, by written notice to Tenant. If Landlord approves all or any portion of a request and Landlord has received (and not previously disbursed) insurance proceeds, then Landlord's approbal shall include a check in the amount approved by Landlord. If Landlord disapproves all or any portion of a request, then Landlord's notice shall state the reasons for that disapproval. Landlord's

                               EXHIBIT F


failure to deliver a notice approving or disapproving a request shall be conclusively deemed Landlord's approval of the requst. In addition, Landlord shall have the right to impose other conditions upon disbursement so long as they are consistent with customary construction loan disbursement practices.

If, after all repair and restoration has been completed, the total actual cost to complete such repair and restoration (the "Actual Repair Cost") is less than the Estimated Repair Cost and Tenant was required to deposit cash with Landlord to make up the difference between the Estimated Repair Cost and the Insurance Proceeds pursuant to this section 15.2, Landlord shall return to Tenant the lesser of (i) the difference between the Estimated Repair Cost and Actual Repair Cost and (ii) the amount of the cash deposited by Tenant with Landlord.

     (15.3) In addition to Landlord's rights under Section 15.1 hereof, if the Premises, or any part thereof, is damaged by fire or other casualty and
(a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Tenant in accordance with section 15.2 cannot, as reasonably estimated by Landlord, be completed within two (2) months after the occurrence of such fire or other casualty, or (b) the insurance proceeds received by Landlord and Tenant in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord, of the repair and restoration work to be performed by Tenant in accordance with section 15.2 and Tenant does not deposit such shortfall with Landlord, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within forty-five (45) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice, in which case all insurance proceeds on account of such casualty shall be paid to Landlord. If Landlord does not exercise the right to terminate this Lease in accordance with this section 15.3, Tenant sahll repair such damage and restore the Premises in accordance with section 15.2 and this Lease shall remain in full force and effect.


                                   ARTICLE 16

                                 Eminent Domain
                                 --------------

     16.1 If a substantial portion of the Premises is taken and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes, or if a portion of the Premises is taken resulting in loss of access to and from the Premises without reasonable substitute access being available, Landlord and Tenant each shall have the right, by giving written notice to the other within thirty (30) days after the date of such taking, to terminate this Lease. If either Landlord or Tenant exercises

                               EXHIBIT F


such right to terminate this Lease in accordance with this section 16.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 16.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, Tenant shall restore the portion of the Premises not so taken to an integrated architectural unit in accordance with Article 9 and the Base Rent shall be reduced as of the date of such taking in the proportion that the rentable area of the Premises so taken bears to the total rentable area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

     16.2 If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 16.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

     16.3 In the event of any taking other than a taking referred to in section 16.1, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease and Tenant shall restore the Premises to an integrated architectural unit in accordance with Article 9. Provided Tenant is not in default under this Lease (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default), and provided Tenant has (i) delivered to Landlord plans and specifications and a budget for such repair and restoration (all of which Landlord shall have approved pursuant to Article 9), and (ii) deposited with Landlord cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget (the "Estimated Restoration Cost") over the amount of

                               EXHIBIT F
                               ---------

condemnation award proceeds received on account of such taking (the "Condemnation Proceeds"), then Landlord shall make available to Tenant all condemnation award proceeds actually received by Landlord on account of such taking, for application to the costs of such approved repair and restoration, as follows:

     (a) No more frequently than once per calendar month, Tenant may request that Landlord either (at Tenant's option) reimburse Tenant for costs incurred by Tenant or pay Tenant's contractors or subcontractors directly for work in place to repair and restore the Premises during the immediatley preceding calendar month. Tenant's request shall certify that all work for which payment is requested was performed in compliance with the plans and specifications approved by Landlord pursuant to Article 9 and all applicable codes, laws, ordinances, rules and regulations, and shall include reasonably satisfactory evidence of the costs incurred by Tenant and lien releases in form and substance required by applicable law executed by all mechanics, materialmen, laborers, suppliers and contractors who performed any portion of the repair work or supplied materials.

     (b) Within five (5) business days after receiving Tenant's request, Landlord shall approve or disapprove Tenant's request, which approval shall not be unreasonably withheld, by written notice to Tenant. If Landlord approves all or any portion of a request and Landlord has received (and not previously disbursed) condemnation award proceeds, then Landlord's approval shall include a check in the amount approved by Landlord. If Landlord disapproves all or any portion of a request, then Landlord's notice shall
state the reasons for that disapproval.   Landlord's failure to deliver a
notice approving or disapproving a request shall be conclusively deemed Landlord's approval of the request. In addition, Landlord shall have the right to impose other conditions upon disbursement so long as they are consistent with customary construction loan disbursement practices.

If, after all repair and restoration has been completed, the total actual cost to complete such repair and restoration (the "Actual Restoration Cost") is less than the Estimated Restoration Cost and Tenant was required to deposit cash with Landlord to make up the difference between the Estimated Restoration Cost and the Condemnation Proceeds pursuant to this section 16.3, Landlord shall return to Tenant the lesser of (i) the difference between the Estimated Restoration Cost and the Actual Restoration Cost, and (ii) the amount of cash deposited by Tenant with Landlord.

     16.4 As used in this Article 16, a "taking" means the acquisition of all or part of the Premises for a public use by exercise of the power of eminent domain (or a sale of any or all of the Premises in lieu, or under threat, thereof) and the

                               EXHIBIT F


taking shall be considered to occur as of the earlier of the date on which possession of the Premises (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Premises (or part so taken) vests in the entity exercising the power of eminent domain.


                              ARTICLE 17

                     Subordination, Merger and Sale
                     ------------------------------

     17.1 This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Premises or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed (except that, at any time when an Event of Default exists under this Lease, any person who acquires Landlord's interest hereunder shall have all of the rights and remedies provided under Article
14), and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord, but Tenant's covenant to subordinate this Lease to mortgages or deeds of trust hereafter executed is conditioned upon each such senior mortgage or deed of trust, or a separate subordination agreement, containing the commitments specified in the preceding sentence. Without limiting the generality of the foregoing, Tenant agrees to enter into a subordination, nondisturbance and attornment agreement substantially in the form attached hereto as Exhibit B.

     17.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     17.3 If the original Landlord hereunder, or any successor owner of the Premises, sells or conveys the Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Land-

                                EXHIBIT F

lord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner, and such new owner shall be deemed to have assumed all such liabilities and obligations. Tenant agrees to attorn to such new owner.

                                ARTICLE 18

                           ESTOPPEL CERTIFICATE

   18.1 At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate, in the form attached as Exhibit C, certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Premises or any part thereof.

   18.2 Landlord shall execute and deliver to Tenant, within ten (10) days following written request by Tenant, a certificate, in a form reasonably acceptable to Landlord, pursuant to which Landlord certifies and agrees, for the benefit of an assignee or subtenant of Tenant, except as otherwise expressly set forth in such certificate: (a) that attached to the certificate is a true and complete copy of this Lease and all modifications thereto, each of which is in full force and effect and which constitute all of the agreements presently in effect between Landlord and Tenant with respect to the Premises; (b) that, to the best of Landlord's knowledge, Tenant is not materially in default with respect to this Lease; and (c) all other certifications and agreements reasonably required by Tenant that do not impair Landlord's rights hereunder or under any other agreement.

                                EXHIBIT F

                               ARTICLE 19

                              HOLDING OVER

   19.1 If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred fifty percent (150%) of the Base Rent in effect at the expiration of the term of this Lease pursuant to Article 3, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time.

                                ARTICLE 20

                           FINANCIAL STATEMENTS

   20.1 On or before April 1 of each year, Tenant shall deliver to Landlord Tenant's audited financial statements ("Financial Statements") for the previous fiscal year of Tenant, which Financial Statements shall include an audited consolidated balance sheet of Tenant and its consolidated subsidiaries as at the end of such fiscal year, a consolidated statement of operations of Tenant and its consolidated subsidiaries for such fiscal year, and a certificate of Tenant's auditor (which shall be a recognized national independent accounting firm) to the effect that such Financial Statements were prepared in accordance with generally accepted accounting principals consistently applied and fairly present the financial condition and operations of Tenant and its consolidated subsidiaries for and as at the end of such fiscal year. Tenant's fiscal year ends on the Saturday falling closest to August 31.

                                ARTICLE 21

                           HAZARDOUS MATERIALS

   21.1 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, or any pollutant or contaminant, or words of similar import, which is or becomes regulated by any local governmental authority, the state in which the Premises are located, or the United States Government. The term "Hazardous Material" includes, but is not limited to, any material or substance which is, (i) designated as a "hazardous substance" pursuant to section 311 of the Federal Water Pollution Control Act (33 U.S.C.
section 1317), (ii) defined as a "hazardous waste" pursuant to section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C.

                                EXHIBIT F

section 6901, et seq. (42 U.S.C. section 6903), (iii) defined as a "hazardous substance" pursuant to section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. section 9601, et seq.), (iv) asbestos, (v) petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), (vi) petroleum products, (vii) polychlorinated biphenyls, (viii) urea formaldehyde, (ix) radon gas, (x) radioactive matter, (xi) medical waste, and (xii) chemicals which may cause cancer or reproductive toxicity.

   21.2 As used herein, the term "Environmental Requirements" means all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force relating to protection of human health or the environment from Hazardous Material, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public with respect to Hazardous Material.

   21.3 Tenant shall not permit or conduct the handling, use, generation, treatment, storage or disposal on, in or about the Premises of any Hazardous Material without prior written notice to Landlord. Any such notice by Tenant to Landlord shall be in writing and shall demonstrate it the reasonable satisfaction of Landlord that such Hazardous Material is necessary to the business of Tenant and will be handled, used, generated, treated, stored or disposed of in a manner that complies with all Environmental Requirements. Any such handling, use, generation, treatment, storage or disposal of any Hazardous Material permitted by Landlord hereunder shall be in compliance with all Environmental Requirements.

   21.4 Tenant shall, within five (5) days after the receipt thereof, give written notice to Landlord of any notice or other communication regarding any
(a) actual or alleged violation of Environmental Requirements by Tenant or with respect to the Premises, (b) actual or threatened migration of Hazardous Material from the Premises, or (c) the existence of Hazardous Material in or on the Premises or regarding any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ or injunction relating to any of the foregoing.

   21.5 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, fines, encumbrances, liens, losses, costs and expenses, including reasonable attorneys' fees and disburse-

                                EXHIBIT F

ments, and costs and expenses of investigation, arising from or related to the existence on or after the Commencement Date of Hazardous Material in or on the Premises or the actual or threatened migration on or after the Commencement Date of Hazardous Material from the Premises or the existence on or after the Commencement Date of a violation of Environmental Requirements by Tenant or with respect to the Premises. Notwithstanding the foregoing, Tenant shall not be required to indemnify, defend or hold harmless Landlord with respect to Hazardous Materials brought or migrating onto the Premises after the Lease term expires or for violations of Environmental Requirements with respect to the Premises that occur after the Lease term expires, unless Tenant or its successor or assign is responsible for bringing the Hazardous Materials onto the Premises, for causing the migration or for the violation of Environmental Requirements. The obligations of Tenant under this section
21.5 shall not be affected by any investigation by or on behalf of Landlord or by any information which Landlord may have or obtain with respect thereto. Tenant shall, to the reasonable satisfaction of Landlord, perform all remedial actions necessary to remove any Hazardous Material in or on the Premises on or after the Commencement Date or to remedy actual or threatened migration from the Premises of any Hazardous Material or to remedy any actual or threatened violation of Environmental Requirements, provided such remedial action is required under Environmental Requirements. This section 21.5 shall survive termination of this Lease.

   21.6 If, at any time when the term of this Lease (including any renewal term) would expire but for the terms of this section 21.6, a Hazardous Material exists in, on, about or under the Premises, then the term of this Lease shall automatically be extended and this Lease shall remain in effect until the earlier of (i) the completion of all remedial action required under section 21.5, or (ii) the date specified in a written notice from Landlord to Tenant terminating this Lease. During any such extension period, Tenant shall perform all of its obligations under this Lease including payments of all rent due hereunder (for which purpose the monthly Base Rent shall remain unchanged).

   21.7 Notwithstanding the foregoing, Landlord acknowledges and agrees that Tenant shall be permitted to store and use on the Premises from time to time certain Hazardous Material whose nature and quantities are customary in connection with the office, cafeteria and other permitted uses of the Premises (and in connection with any permitted Alterations performed by Tenant), and that Tenant shall not be required to provide Landlord with specific notice of any such storage or use; provided that Tenant shall at all times comply with all Environmental Requirements pertaining to any such Hazardous Material.

                                EXHIBIT F

                               ARTICLE 22

                                 WAIVER

   22.1 The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Landlord or Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

                                ARTICLE 23

                                 NOTICES

   23.1 All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery or courier service), or by electronic facsimile transmission and addressed as follows: To Landlord at the address of Landlord specified in the BASIC LEASE INFORMATION, or at such other place as Landlord may from time to time designate in a written notice to Tenant; and to Tenant, before the Commencement Date, at the address of Tenant specified in the BASIC LEASE INFORMATION, and after the Commencement Date, at the Premises, or at such other place as Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of delivery if hand delivered.

                                ARTICLE 24

                               TRADE NAMES

   24.1 All trade names used by Tenant from time to time in connection with its operations in the Premises, all patents and

                                EXHIBIT F

other intellectual property rights of Tenant, and all other intangible personal property of Tenant used or arising in connection with Tenant's operations in the Premises shall not be subject to any lien or claim of ownership by Landlord. Tenant may use any trade name(s) that it chooses in connection with its operations in the Premises and may change such trade name(s) from time to time.

                                ARTICLE 25

                            MEMORANDUM OF LEASE

   25.1 Concurrently with the execution of this Lease, Landlord shall execute and deliver to Tenant a memorandum of lease, in the form attached hereto as Exhibit D.

                                ARTICLE 26

                               MISCELLANEOUS

   26.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of or resulting from any failure by Tenant to perform any of its obligations or any breach by Tenant of any of its representations or warranties in accordance with this Lease. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 12, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the state where the Premises are located.

   26.2 If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing

                                EXHIBIT F

party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

   26.3 The exhibits and addenda, if any, specified in the BASIC LEASE INFORMATION are attached to and made a part of this Lease.

   26.4 Tenant warrants and represents to Landlord that Tenant and has not authorized or employed, or acted by implication to authorize or to employ, any real estate broker or salesman to act for Tenant in connection with this Lease.

   26.5 Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is a corporation, duly organized and validly existing under the laws of the State of California, (b) Tenant is qualified to do business in the state where the Premises is located, (c) Tenant has full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of Tenant is duly and validly authorized to do so. Landlord and each person executing this Lease on behalf of Landlord represents and warrants to Tenant that (a) Landlord is a corporation duly organized and validly existing under the laws of the State of Maryland,
(b) Landlord is (to the extent so required) qualified to do business in California, (c) Landlord has full right, power and authority to enter into this Lease and to perform all of Landlord's obligations hereunder, and (d) each person signing this Lease on behalf of Landlord is duly and validly authorized to do so.

   26.6 There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Premises. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

   26.7 Except for determinations expressly described as being in the "sole" or "absolute" discretion of the applicable

                                EXHIBIT F

party (or other similar words or phrases), neither Landlord nor Tenant shall unreasonably withhold or delay any consent,

                                EXHIBIT F

approval or other determination provided for hereunder, and determinations subject to sole or absolute discretion (or other similar words or phrases) shall not be unreasonably delayed.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first hereinabove written.

Landlord:                               Tenant:

TriNet Essential Facilities XII,        CERTIFIED GROCERS OF CALIFORNIA, INC.,
a Maryland corporation                  LTD., a California corporation

By___________________________________   By___________________________________

  Its________________________________     Its________________________________

                                EXHIBIT F

                      LEGAL DESCRIPTION OF THE LAND

                                EXHIBIT A

                                EXHIBIT F

                      LEGAL DESCRIPTION OF THE LAND

   All of the real property located in the City of Commerce, County of Los Angeles, State of California, described as follows:


                                EXHIBIT A

                                  EXHIBIT F


Recording Requested By, and
When Recorded, Mail to:

Schulte Roth & Zabel
900 Third Avenue
New York, NY 10022
Attn:  Connie Rodriguez, Esq.

-------------------------------------------------------------------------------
                      (Space above line for recorder's use)


               SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
               -------------------------------------------------------

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement"), made as of _____________, 1994 by and among BANKERS TRUST COMPANY ("Trustee"), as trustee for NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("NACC"), having an office in care of Bankers Trust Company of California, N.A., 3 Park Plaza, 16th Floor, Irvine, California 92714, CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Tenant"), having an office at 2601 S. Eastern Avenue, Los Angeles, California 90040, Attn:
Mr. Alfred A. Plamann, and TriNet Essential Facilities XII, INC., a Maryland corporation ("TriNet"), having an office at Four Embarcadero Center, Suite 3150, San Francisco, CA 94111, Attn: Mr. James R. Reinhart.

                          W I T N E S S E T H:

     WHEREAS, Tenant is the tenant under that certain Commerical Lease-Net, dated as of ___________, 1994 (the "Lease"), between TriNet as landlord (together with its successors and assigns, the "Landlord"), and Tenant, as tenant, which Lease demises certain premises (the "Premises") known by the street address ________________________________________________________, in
the City of Commerce, County of Los Angeles, State of California, as more particularly described in Exhibit A annexed hereto;

     WHEREAS, NACC has made a mortgage loan (the "Loan") to Landlord, which Loan is secured by, among other things, a certain mortgage, mortgage deed or deed of trust (the "Mortgage") encumbering the Premises;

     WHEREAS, Trustee and Tenant wish to confirm the subordination of the Lease to the Mortgage on the terms hereinafter set forth; and


                                   EXHIBIT B

                                   EXHIBIT F


     WHEREAS, Tenant wants to be assured of the continued possession of the Premises.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Trustee and Tenant hereby agree as follows:

     1. The Lease and any extensions, renewals, replacements or modifications thereof and all of the right, title and interest of Tenant thereunder in and to the Premises (including, without limitation, any and all options to purchase the Premises and rights of first refusal or offer held by Tenant with respect to the Premises) shall be subject and subordinate to the lien of the Mortgage, and to all of the terms and conditions of the Mortgage, and to all renewals, modifications, consolidations, relacements and extensions thereof. Tenant hereby consents to, and waives any right of first refusal or offer which may exist under the Lease with respect to, any transfer of title to the Premises to Trustee in connection with the Loan and related transactions.

     2. So long as Tenant shall not be in default under the Lease, Trustee shall not name or join Tenant as a party defendant in any action or proceeding to foreclose the Mortgage for the purpose of terminating the Lease or otherwise affecting Tenant's rights thereunder unless Tenant or any person claiming through or under Tenant is deemed a necessary party by the court, in which event such party may be named or joined but such naming or joining shall not otherwise be in derogation of the rights of Tenant set forth in this Agreement. Tenant's quiet enjoyment of the Premises will not be disturbed by Trustee, NACC or a purchaser of the Premises, except that any time a default exists under the Lease, any person who acquires Landlord's interest thereunder shall have all of the rights and remedies provided under Article 14 of the Lease.

     3. If Trustee or NACC shall succeed to the interest of Landlord, whether through possession or foreclosure action or a deed in lieu of foreclosure, or if the Premises shall be sold as a result of any action or proceeding to foreclose the Mortgage or deed in lieu thereof,

            (i) The Lease shall continue in full force and effect as a direct lease between Tenant and Trustee, NACC or the purchaser of the Premises, as the case may be,

           (ii) Provided that Trustee, NACC or such purchaser of the Premises assumes in writing (subject to the provisions of this Agreement) the obligations of landlord accruing on or after the date Trustee, NACC or such purchaser acquired title to the Premises,


                                   EXHIBIT B

                                 EXHIBIT F


     Tenant shall and does hereby attorn to and recognize Trustee, NACC or the purchaser of the Premises, as the case may be, as Tenant's landlord under the Lease, and Trustee, NACC or such purchaser shall, subject to the terms hereof, accept such attornment and recognize Tenant as Trustee's, NACC's or such purchaser's tenant under the Lease, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Trustee, NACC or such purchaser succeeding to the interest of Landlord in the Premises. Tenant agrees, however, upon the election of and written demand of Trustee, NACC or such purchaser within twenty (20) days after Trustee, NACC or such purchaser receives title to the Premises, to execute an instrument received in confirmation of the foregoing provisions, satisfactory to Trustee, NACC or such purchaser in which Tenant shall acknowledge such attornment and set forth the terms and conditions of its tenancy, provided that Trustee, NACC or such purchaser shall include in such instrument a non-disturbance provision as set forth in paragraph 2 hereof,

          (iii) In the event that any security deposit has been delivered to the prior landlord in the form of a letter of credit or other instrument, Tenant agrees to amend or have reissued such letter of credit or other instrument for the benefit of Trustee or such purchaser, and

           (iv)  Trustee, NACC or such purchaser shall not:

                 (a) be bound by any prepayment of more than one calendar month's rent,

                 (b) be bound by any modification of the Lease made without the written consent of Trustee,

                 (c) be subject to any offsets or defenses against any prior landlord, including Landlord, or be liable for any previous act or omission of any prior landlord, including Landlord, under the Lease; provided, however, that Trustee, NACC or such purchaser, as applicable, shall be obligated to cure any continuing nonmonetary default by any prior landlord (including Landlord) that is reasonably susceptible of cure by Trustee, NACC or such purchaser, as applicable, within a reasonable time following its acquisition of the Premises, unless the applicable landlord obliga-


                                      EXHIBIT B

                                  EXHIBIT F


            tion is of a type for which Trustee, NACC or such purchaser is expressly relieved of liability pursuant to the other provisions of this Agreement,

                 (d) be required to repair, restore, rebuild or replace the Premises or any part thereof in the event of damage or destruction by fire or other casualty or in the event of condemnation,

                 (e) be required to make any capital improvements to the Premises, or to construct, erect, or complete any construction or renovation of all or any portion of the improvements at the Premises which the Landlord may have agreed to make but has not commenced or completed, or to perform any work, or provide any services, to prepare the Premises for occupancy by Tenant,

                 (f) be bound by any notice of termination, other than a notice of termination as a result of Tenant's default under the Lease, given by Landlord or any prior landlord to Tenant without Trustee's concurrent written consent thereto,

                 (g) be personally liable under the Lease, and Trustee's, NACC's or such purchaser's liability under the Lease shall be limited to its ownership interest in the Premises, or

                 (h) be bound to any obligation of Landlord to make any payments or contributions to Tenant, other than attorneys' fees, letter of credit fees referenced in paragraph 7 of the Agreement re Letter of Credit dated as of the date hereof (the "Letter of Credit Agreement"), between Landlord and Tenant and any insurance or condemnation proceeds and Tenant-deposited funds that Landlord would be required to disburse to Tenant pursuant to Section 15.2 or 16.3 of the Lease.

     4. Tenant shall provide Trustee with copies of all written notices sent to Landlord pursuant to the Lease simultaneously with transmission of such notices to Landlord. Tenant shall not cancel the Lease or claim a partial or total eviction or any abatement of the rents, additional rents or other sums payable under the Lease, or a set-off against Tenant's obligation for any such rent, additional rent or other sums, and agrees that, notwithstanding any provisions of the Lease to the contrary, Tenant will not exercise any such right or make any such claim, until (i) it has given written notice to Trustee of the act or omission which would entitle Tenant to


                                    EXHIBIT B

                                  EXHIBIT F


exercise such right or make such claim, and (ii) a reasonable period (but in no event less than thirty (30) days) for remedying such act or omission shall have elapsed following the giving of such notice and provided Trustee shall, with reasonable diligence, give Tenant notice of intention to, and commence and continue to, remedy such act or omission or cause the same to be remedied, following the time when Trustee shall have obtained possession of the Premises and/or otherwise become entitled under the Mortgage to remedy the same (which shall in no event be less than the period to which Landlord would be entitled under the Lease to effect such remedy). Notwithstanding the preceding sentence, if Trustee must obtain possession of the Premises to remedy such act or omission, and Trustee ceases to diligently pursue obtaining possession of the Premises, then Tenant shall have the right to exercise any right or remedy to which Tenant is entitled. Under no circumstances shall Trustee be obligated to remedy such act or omission.

     5. Notwithstanding any provisions of the Lease to the contrary, Tenant agrees and acknowledges that while the Premises are encumbered by the Mortgage each and every right of Landlord under the Lease to terminate or cancel the Lease or to release the Tenant from any liability thereunder shall be subject to the prior written consent of Trustee and than any attempt by Landlord to terminate or cancel the Lease or release the Tenant from any liability thereunder, without the prior written consent of Trustee, shall be null and void between Tenant and Landlord. In situations where the notice of termination must be delivered to Tenant within a specified time period, the termination shall not be effective unless Tenant has received a notice of termination from Landlord and Trustee within such time period.

     6. Notwithstanding any provisions of the Lease to the contrary, Tenant hereby agrees not to settle or compromise any claim for insurance proceeds or condemnation awards without the prior written approval of Trustee; provided, however, Tenant may settle or compromise any such claim with respect to Tenant's personal property or fixtures without Trustee's prior written approval.

     7. All notices, consents and other communications required or permitted pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, or by hand-delivery or overnight courier, and shall be deemed given when received if sent by hand-delivery, one (1) day after delivered to the courier service if sent by overnight courier or three (3) days after postmarked if mailed and properly addressed as follows:


                                   EXHIBIT B

                                  EXHIBIT F


     If to Trustee:

          At the address hereinabove designated to the attention of Mr. Victor Woodworth.

     with a copy to:

          Schulte Roth & Zabel
          900 Third Avenue
          New York, NY 10021
          Attn:  Connie Rodriguez, Esq.

     and to:

          Nomura Asset Capital Corporation
          2 World Financial Center
          Building B
          New York, NY 10281
          Attn:  Mr. Wayne M. Brandt

     If to Tenant:

          At the address hereinabove designated.

     with a copy to:

          Sheppard, Mullin, Richter & Hampton
          333 S. Hope Street
          48th Floor
          Los Angeles, CA 90071
          Attn:  Mark T. Okuma, Esq.

     If to Landlord:

          At the address hereinabove designated.

     with a copy to:

          Pillsbury Madison & Sutro
          235 Montgomery Street, 14th Floor
          San Francisco, CA 94104
          Attn:  Glenn Q. Snyder, Esq.

     Each party may designate a change of address by notice to the other parties, given in the manner provided for in this Paragraph, which notice shall be given at least fifteen (15) days before such change of address is to become effective.

     8. The provisions of this Agreement shall bind and inure to the benefit of the parties hereunder and their successors and assigns.


                                  EXHIBIT B

                                  EXHIBIT F


     9. Tenant hereby agrees that, in the event that Trustee delivers to Tenant a notice (i) stating that an Event of Default (as defined in the Mortgage) has occurred under the Mortgage and (ii) requesting that all rent and additional rent due to Landlord under the Lease be thereafter paid to Trustee, Tenant shall pay such rent and additional rent directly to Trustee. Delivery to Tenant of the aforedescribed notice from Trustee shall be conclusive evidence of the right of Trustee to receive such rents and payment of the rents by Tenant to Trustee pursuant to such notice shall constitute performance in full of Tenant's obligation under the Lease to pay such rents to Landlord. If and to the extent that the Lease or any provision of law shall entitle Tenant to notice of any mortgage, Tenant acknowledges and agrees that this Agreement shall constitute such notice to Tenant of the existence of the Mortgage. Tenant acknowledges that it has notice that the Lease and the rents and all other sums due thereunder have been assigned to Trustee as part of the security for the Loan Documents (as defined in the Mortgage).

     10. Tenant represents and warrants to Trustee that, as of the date hereof, there are no agreements other than the Lease in


                                   EXHIBIT B

                                  EXHIBIT F


existence or contemplated between Landlord and Tenant relating to the Tenant's occupancy of the Premises, other than the Letter of Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date and year first above written.


                                       CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                       a California corporation, as Tenant

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       BANKERS TRUST COMPANY, as trustee for
                                       NOMURA ASSET CAPITAL CORPORATION, as
                                       Trustee

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       TriNet Essential Facilities XII, INC.,
                                       a Maryland corporation

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                   EXHIBIT B

                                  EXHIBIT F


STATE OF CALIFORNIA,                   )
                                       )  ss.
County of Los Angeles.                 )

     On ___________, 1994, before me, _____________________________________
________________________________, a Notary Public in and for the State of
California, personally appeared ____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

     WITNESS my hand and official seal.



Signature ________________________     (Seal)




                                   EXHIBIT B

                                  EXHIBIT F


STATE OF CALIFORNIA,                   )
                                       )  ss.
County of Orange.                      )

     On ___________, 1994, before me, _____________________________________
________________________________, a Notary Public in and for the State of
California, personally appeared ____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

     WITNESS my hand and official seal.



Signature ________________________     (Seal)




                                   EXHIBIT B

                                  EXHIBIT F

STATE OF CALIFORNIA,                   )
                                       )  ss.
County of San Francisco.               )

     On ___________, 1994, before me, _____________________________________
________________________________, a Notary Public in and for the State of
California, personally appeared ____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

     WITNESS my hand and official seal.



Signature ________________________     (Seal)




                                   EXHIBIT B

                                    EXHIBIT F


                           TENANT ESTOPPEL CERTIFICATE


TO:  TriNet Essential Facilities XII, Inc.
     Four Embarcadero Center, Suite 3150
     San Francisco, CA 94111
     Attn: Mr.  James R.  Reinhart

     Nomura Asset Capital Corporation
     2 World Financial Center, Building B
     New York, NY 10281
     Attn: Mr.  Wayne M.  Brandt

     Bankers Trust Company, as
     trustee for Nomura Asset
     Capital Corporation
     3 Park Plaza, 16th Floor
     Irvine, CA 92714
     Attn: Mr.  Victor Woodworth

          Re:   Commercial Lease-Net, dated as of ___________,1994,  between
          CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation, as tenant (the original named tenant under the Lease, together with such tenant's successors and assigns, being hereinafter referred to as the "Tenant"), and TriNet Essential Facilities XII, INC., a Maryland corporation ("TriNet"), as landlord, covering certain premises known by the street address ____________________________, in the City of Commerce, County of Los Angeles, State of California (the "Leased Premises"), as amended as noted on attached Schedule A (collectively, the "Lease")

Gentlemen:

     The undersigned Tenant hereby represents, warrants and certifies to TriNet, to Nomura Asset Capital Corporation ("Trustee") and to Bankers Trust Company, as trustee for Trustee ("Trusteell), that:

     1. The Lease has not been modified, changed, altered or amended in any respect, either orally or in writing, except as may be indicated on Schedule A annexed hereto, and constitutes the entire agreement between Tenant and landlord under the Lease ("Landlord") affecting Tenant's leasing of the Leased Premises. A true and correct copy of the Lease is attached as Schedule B. The Lease is in full force and effect and is not subject to any contingencies or conditions not set forth in the Lease.


                                    EXHIBIT C
                                       -1-

                                    EXHIBIT F

     2. The term of the Lease commenced on _____, 1994 and will expire on ____, 2014; the Tenant has two (2) options to renew the Lease term for a term of ten (10) years each.

     3. Tenant has paid all fixed and additional rent and other sums which are due and payable under the Lease through the date hereof, and Tenant has not made and will not make any prepayments of rent for more than one calendar month in advance. There are no presently unexpired rental concessions or abatements due under the Lease except as set forth on Schedule A annexed hereto. Tenant has no credits, offsets, abatements, defenses, counterclaims or deductions against any rental or other payments due under the Lease or with respect to its performance of the other terms and conditions of the Lease, and has asserted no claims against Landlord.

     4. Tenant has not made any payment to Landlord as a security deposit, advance or prepaid rent except as provided in the Lease. There is no security deposit (whether cash or a letter of credit) paid to Landlord under the Lease.

     5. Landlord has completed, and, if required under the Lease, paid for, any and all tenant work required under the Lease and Tenant has accepted the Leased Premises. Tenant is not entitled to any further payment or credit for tenant work.

     6. To Tenant's best knowledge, Landlord is not in default in the performance of any of the terms of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default. Tenant has not delivered to Landlord any notice of default with respect to the Landlord's obligations under the Lease.

     7.   Tenant   is not an affiliate of TriNet.

     8.   Tenant   is in actual possession of the entire Leased Premises
and, to Tenant's best knowledge, is not in any respect in default underany of the terms and conditions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default. Tenant has not received from Landlord any notice of default with respect to the Tenant's obligations under the Lease.

     9. Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the Lease, nor subleased any of the Leased Premises, nor permitted any person or entity to use the Leased Premises, except as otherwise indicated on Schedule A annexed hereto.

     10.  Except as expressly provided in the Lease, Tenant:


                                    EXHIBIT C
                                       -2-

                                    EXHIBIT F


          (i) does not have any right to renew or extend the term of the Lease,

          (ii) does not have any right to cancel or surrender the Lease prior to the expiration of the term of the Lease,

          (iii) does not have any option or rights of first refusal or first offer to purchase or lease all or any part of the Leased Premises or the real property of which the Leased Premises are a part,

          (iv) does not have any right, title or interest with respect to the Leased Premises other than as lessee under the Lease, and

          (v) does not have any right to relocate into other property owned by Landlord or any of Landlord's affiliates.

     11. Tenant acknowledges that pursuant to the deed of trust (the "Mortgage") to be given by TriNet to Trustee and Trustee in connection with a mortgage loan (the "Loan") to be made by Trustee to TriNet, TriNet will assign all of its right, title and interest in and to the Lease to Trustee and Trustee as collateral security for the Loan. Tenant agrees that it will not amend, modify or terminate the Lease to the extent prohibited by the Mortgage.

     12. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

     13. If Tenant is required to provide insurance coverage under the Lease, Tenant has not given or received written notice that Tenant's insurance coverage will be canceled or will not be renewed.

     14. Tenant has not received any notice, citation or other claim alleging any violation of any such law, statute, rule, regulation, ordinance, covenant, condition or restriction applicable to the Leased Premises.

     15. To the best knowledge of Tenant, any and all brokerage and leasing commissions relating to and/or resulting from Tenant's execution and delivery of the Lease and occupancy of the Leased Premises have been paid in full.


                                    EXHIBIT C
                                       -3-

                                    EXHIBIT F

     16. The individual executing this Tenant Estoppel Certificate on behalf of Tenant represents and warrants that -he has the power and the authority to execute this Tenant Estoppel Certificate on behalf of Tenant.

     17. Trustee has advised Tenant that Trustee and Trustee will rely upon the truth of this certification in making the Loan to TriNet, and TriNet has advised Tenant that TriNet will rely upon the truth of this certification in acquiring the Leased Premises. This Tenant Estoppel Certificate shall inure to the benefit of TriNet, Trustee and Trustee and their respective nominees, successors, assigns, participants and designees and shall be binding upon Tenant and its successors and assigns.

     Dated this ____ day of _____________________________, 1994.

                                             Tenant:

                                             CERTIFIED GROCERS OF CALIFORNIA,
                                             LTD., a California corporation



                                             By:________________________________

                                                Its:____________________________








                                    EXHIBIT C
                                       -4-

                                    EXHIBIT F

                                   SCHEDULE A
                                        -


None.


























                                    EXHIBIT C
                                       -5-

                                    EXHIBIT F

                                   SCHEDULE B













                                    EXHIBIT C
                                       -6-

                                    EXHIBIT F

                               MEMORANDUM OF LEASE

Recording requested by
and when recorded return to:

Mark T.  Okuma, Esq.
Sheppard, Mullin, Richter & Hampton
333 S.  Hope Street
48th Floor
Los Angeles, CA 90071

-------------------------------------------------------------------------------

                               MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE entered into this_____ day of _____, 1994 by and between TriNet Essential Facilities XII, Inc., a Maryland corporation ("Landlord"), whose address is Four Embarcadero Center, Suite 3150, San Francisco, California 94111 and Certified Grocers of California, Ltd., a California corporation ("Tenant"), whose address is 2601 S. Eastern Avenue, Los Angeles, California 90040.

     RECITALS:

     A. Landlord, as the owner of record title to that certain parcel of land, commonly known as __________________________________, Commerce,
California, as more particularly described on the attached Exhibit "A" (the "Land"), has leased the Land and improvements thereon (collectively the "Premises"), pursuant to that certain Commercial Lease - Net dated of even date herewith, by and between Landlord and Tenant for the term and upon the conditions therein provided (the "Lease").

     B. Landlord and Tenant desire to give notice of the Lease and of all of the terms and provisions thereof, including Tenant's renewal option and right of first refusal to purchase the Premises.

     NOW, THEREFORE, in consideration of the rents and the covenants and conditions more fully set forth in the Lease, and other good and valuable consideration, Landlord and Tenant agree as follows:

     1. AGREEMENT. Landlord has leased to Tenant and Tenant has leased from Landlord the Premises upon and subject to the terms and provisions of the Lease.

     2. TERM. The term of the Lease, unless earlier terminated pursuant to the Lease, is for twenty (20) years, terminating on ______________, 2014.


                                    EXHIBIT D
                                       -1-

                                    EXHIBIT F

     3. RENEWAL OPTION. The Lease grants to Tenant the right and option to renew the initial term for two (2) additional terms of ten (10) years each commencing upon expiration of the then-existing term of the Lease, subject to certain terms and conditions more fully set forth in the Lease.

     4. NOTICE. The purpose of the Memorandum is to give notice of the Lease and of all the terms, conditions and provisions thereof, including the renewal option, as the same may be amended from to time.

     5. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Memorandum as of the date first hereinabove written.

                                             TriNet Essential Facilities XII,
                                             INC.  ("LANDLORD")



                                             BY:________________________________

                                                Its:____________________________

                                             CERTIFIED GROCERS OF CALIFORNIA,
                                             LTD.  ( "TENANT")



                                             BY:________________________________

                                                Its:____________________________









                                    EXHIBIT D
                                       -2-

                                    EXHIBIT F

STATE OF CALIFORNIA,       )
                           )  ss.
County of San Francisco.   )

     On __________________ , 1994 before me, ____________________________, a
Notary Public in and for the State of California, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

          WITNESS my hand and official seal.



Signature ________________________________________________ (Seal)




                                    EXHIBIT D
                                       -3-

                                    EXHIBIT F

STATE OF CALIFORNIA,          )
                              ) ss.
County of Los Angeles.        )



     On _____________, 1994 before me, _________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

                 WITNESS my hand and official seal.

Signature _____________________              (Seal)



                                    EXHIBIT D
                                       -4-

                                    EXHIBIT F

                                   SCHEDULE I




                            LIST OF PERSONAL PROPERTY


Serial Number            Description
-------------            -----------

01024001                      Sandwich Table
53191000                      Wall Panels
92001000                      Salad Bar
92001100                      Steam Table
92500000                      Cabinets
49835000                      Ice Machine
49835001                      Range
49835002                      Sinks
49835003                      Microwave, Scale, Griddle & Mixer
49835004                      Slicer
35092300                      Folding Partition
8088300                       Vertical Blinds
86799000                      Reception Station
35090700                      Telephone System
35091400                      Telephone System
35092000                      Telephone System
35092600                      Telephone System
57918000                      Telephone System
85184000                      Telephone System




                                   SCHEDULE I

                                    EXHIBIT F

                                   SCHEDULE II

                                LIST OF CONTRACTS


1.  10/22/90   Security System Installation and Service Agreement between
               Electro Security Corporation and Cergro.

     03/15/91 Addendum to Security System Installation and Service Agreement between Cergro and Electro Security Corporation.

2.   --        Scholten Roofing Service guarantee.




                                   SCHEDULE II

                                    EXHIBIT F

                                  SCHEDULE III

                                LIST OF PERMITS


1.   09/27/78            Sewer, sewage disposal.

2.   09/27/78            County Engineer building and safety division permit.

3.   10/12/78            Application for plumbing permit.

4.   12/15/78            Heating ventilating air conditioning re fan
                         ventilation.

5.   12/15/78            Heating ventilation air conditioning re four air
                         handling units.

6.   02/10/79            Sewer, sewage disposal.

7.   02/27/79            Application for plumbing permit.

8.   03/26/79            Application for plumbing permit.

9.   04/06/79            Application for occupancy inspection re remodel.

10.  04/06/79            Application for occupancy inspection.

11.  04/20/79            Application for electrical permit.

12.  04/20/79            Application for building permit.

13.  05/29/79            Application for occupancy inspection.

14.  06/06/79            Application for building permit.

15.  06/06/79            Application for building permit re installation of
                         1,000 gallon fuel oil tank.

16.  06/06/79            Application for building permit.  (Valuation
                         $1,250,000.00)

17.  06/06/79            Application for electrical permit.

18.  06/06/79            Application for building permit.  (Valuation
                         $12,000.00).

19.  06/06/79            Application for electrical permit.

20.  06/06/79            Application for plumbing permit.

                                  SCHEDULE III

                                    EXHIBIT F

21.  06/09/79            Application for plumbing permit re floor sinks.

22.  02/08/84            Heating ventilation air conditioning.

23.  12/01/86            Application for building permit.

24.  01/06/87            Application for plumbing permit.

25.  03/04/87            Application for electrical permit (CK 1074).

26.  05/04/87            Heating ventilating air conditioning (CK 4228).

27.  02/26/88            Application for building permit re asbestos removal.

28.  03/21/89            Application for certificate of occupancy re office.

29.  10/05/89            Application for certificate of occupancy re office and
                         cafeteria.

30.  01/26/90            Application for plumbing permit (Policy No. P996016).

31.  03/29/90            Application for electrical permit.

32.  06/07/90            Permit to operate internal combustion engine Permit No.
                         D22372.

33.  06/21/90            Application for grading permit.

34.  07/09/90            Permit to operate boiler No. 3 (D24830).

35.  07/09/90            Permit to operate boiler (D24831).

36.  07/09/90            Permit to operate boiler (D24832).

37.  09/11/90            Application for plumbing permit (CK 9025).

38.  09/21/90            Inspection Record No. 0229.

39.  09/21/90            Certificate of Occupancy -  Permit No.  0229.

40.  11/01/90            Application for certificate of occupancy.


                                  SCHEDULE III

                                    EXHIBIT F

41.  02/08/91            Permit to operate boiler, Ajax, etc. Permit No. D24830.

42.  02/08/91            Permit to operate boiler, Ajax, etc. Permit No. D24832.

43.  02/13/91            Permit to operate boiler, Ajax, etc. Permit No. D24831.

44.  06/20/91            Application for electrical permit.

45.  08/06/91            Application for electrical permit.

46.  11/01/91            Electrical permit.

47.  01/14/92            Mechanical permit.

48.  01/14/92            Heating ventilating air conditioning (M9200004).

49.  01/14/92            Permit type Illegal re duct shaft (C900028).

50.  01/15/92            Commercial construction, Permit No. C920028.

51.  01/16/92            Application for plumbing permit (P9200003).

52.  04/13/92            Application for plumbing permit (P9200034).

53.  06/11/92            Application for Closure File No. 3565.

54.  07/31/92            Application for electrical permit.

55.  08/05/92            Application for certificate of occupancy.

56.  08/05/92            Application for certificate of occupancy regarding
                         cafeteria service.

57.  08/07/92            Application for plumbing permit (P9200113).

58.  08/07/92            Electrical Permit No. E9200210.

59.  08/11/92            Heating ventilating air conditioning (M9200098).

60.  08/11/92            Electrical Permit No. E9200210.


                                  SCHEDULE III

                                    EXHIBIT F

61.  08/20/92            QA Lab inspection record No. P9200085.

62.  09/02/92            Notice

63.  09/10/92            Inspection Record Permit No. 0378.

64.  09/10/92            Commercial Construction Permit No. C9200123.

65.  02/01/93            Mechanical Permit No. M9300019.

66.  02/01/93            Heating ventilating air conditioning (M9300019).

67.  04/06/93            Electrical permit (E9300105).

68.  05/24/93            Permit to operate elevator No. 043596.

69.  05/24/93            Elevator Operating Permit No. 043602.

70.  05/24/93            Elevator Operating Permit No. 043601.

71.  06/02/93            Inspection Record C9300246.

72.  07/20/93            Inspection Record No. 0378.

73.  06/23/94            Application for certificate of occupancy.

74.  08/26/94            Elevator operating permit (043596).

75.  Date Illegible      Application for building permit (C9300246)
     (IL #1)
76.  Date Illegible      Application for building permit.
     (IL #2)

77.  Date Illegible      Application for building permit.
     (IL #3)

78.  Date Illegible      Application for building permit.
     (IL #4)

79.  Date Illegible      Application for building permit, re building
     (IL #5)             code compliance and upgrade modifications.

80.  Date Illegible      Application for building permit.
     (IL #6)

81.  Date Illegible      Application for electrical permit.
     (IL #7)


                                  SCHEDULE III

                                    EXHIBIT F

82.  Date Illegible      Application for electrical permit.
    (IL #8)

83.  Date Illegible      Application for plumbing permit (P9200085)
    (IL #9)

84.  Date Illegible      Heating ventilation air conditioning
    (IL #10)             (CK 1746).

85.  Date Illegible      Heating ventilation air conditioning re air
    (IL #11)             in and outlets (CK 1956).

86.  Date Illegible      Heating ventilating air conditioning re
     (IL #12)            boiler.

87.  Illegible Date      Application for building permit.
     (IL #13)

                                  SCHEDULE III

                                    EXHIBIT F

                                   SCHEDULE IV

                           STIPULATED AMOUNT SCHEDULE


                                                              TOTAL
                         COST           STIPULATED          STIPULATED
   LEASE                RENTALS            LOSS               AMOUNT
  MONTHS              SEMI-ANNUAL         VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
  1-6                   654,765         11,455,885          12,110,650
----------------------------------------------------------------------
  7-12                  654,765         11,409,427          12,064,192
----------------------------------------------------------------------
  13-18                 654,765         11,360,503          12,015,268
----------------------------------------------------------------------
  19-24                 654,765         11,308,980          11,963,745
----------------------------------------------------------------------
  25-30                 654,765         11,254,722          11,909,487
----------------------------------------------------------------------
  31-36                 654,765         11,197,584          11,852,349
----------------------------------------------------------------------
  37-42                 654,765         11,137,416          11,792,181
----------------------------------------------------------------------
  43-48                 654,765         11,074,057          11,728,822
----------------------------------------------------------------------
  49-54                 654,765         11,007,341          11,662,107
----------------------------------------------------------------------
  55-60                 654,765         10,937,092          11,591,858
----------------------------------------------------------------------
  61-66                 654,765         10,863,020          11,517,785
----------------------------------------------------------------------
  67-72                 654,765         10,785,081          11,439,846
----------------------------------------------------------------------
  73-78                 654,765         10,703,003          11,357,769
----------------------------------------------------------------------
  79-84                 654,765         10,616,623          11,271,389
----------------------------------------------------------------------
  85-90                 654,765         10,525,543          11,180,308
----------------------------------------------------------------------
  91-96                 654,765         10,429,690          11,084,455
----------------------------------------------------------------------
  97-102                654,765         10,328,758          10,983,523
----------------------------------------------------------------------
  103-108               654,765         10,222,483          10,877,248
----------------------------------------------------------------------
  109-114               654,765         10,110,587          10,765,352
----------------------------------------------------------------------
  115-120               654,765          9,992,571          10,647,336
----------------------------------------------------------------------
  121-126               654,765          9,868,411          10,523,177
----------------------------------------------------------------------
  127-132               654,765          9,737,659          10,392,424
----------------------------------------------------------------------
  133-138               654,765          9,599,964          10,254,729
----------------------------------------------------------------------
  139-144               654,765          9,454,960          10,109,725
----------------------------------------------------------------------
  145-150               654,765          9,302,292           9,957,057
----------------------------------------------------------------------




                                   SCHEDULE IV
                                       -1-



                                    EXHIBIT F

----------------------------------------------------------------------
  151-156               654,765          9,141,571           9,796,337
----------------------------------------------------------------------
  157-162               654,765          8,972,385           9,627,150
----------------------------------------------------------------------
  163-168               654,765          8,793,730           9,448,496
----------------------------------------------------------------------
  169-174               654,765          8,605,913           9,260,678
----------------------------------------------------------------------
  175-180               654,765          8,408,122           9,062,888
----------------------------------------------------------------------
  181-186               654,765          8,199,830           8,854,595
----------------------------------------------------------------------
  187-192               654,765          7,980,478           8,635,243
----------------------------------------------------------------------
  193-198               654,765          7,749,480           8,404,245
----------------------------------------------------------------------
  199-204               654,765          7,506,215           8,160,981
----------------------------------------------------------------------
  205-210               654,765          7,250,034           7,904,799
----------------------------------------------------------------------
  211-216               654,765          6,980,402           7,635,167
----------------------------------------------------------------------
  217-222               654,765          6,696,647           7,351,412
----------------------------------------------------------------------
  223-228               654,765          6,396,911           7,051,676
----------------------------------------------------------------------
  229-234               654,765          6,081,823           6,736,589
----------------------------------------------------------------------
  235 and             6,404,765*                             6,404,765
   there-
   after
----------------------------------------------------------------------
                * includes 50% of original cost as residual value
----------------------------------------------------------------------
----------------------------------------------------------------------






                                   SCHEDULE IV
                                       -2-

                                  BILL OF SALE

     For valuable consideration, receipt of which is acknowledged, CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), hereby sells, assigns, transfers and delivers to TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("Buyer"), all of the personal property described in Exhibit A attached hereto and made a part hereof. Seller warrants to Buyer that Seller has good title to all such personal property, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever, and Seller shall forever warrant and defend the title to all such personal property unto Buyer.

     Dated:                  , 1994.
              ---------------

SELLER:                                 CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                        a California corporation



                                        By:
                                           ------------------------------------

                                           Its:
                                               --------------------------------


                                    EXHIBIT G

                                    EXHIBIT A

                                  BILL OF SALE

Serial Number                       Description
-------------                       -----------
  01024001                          Sandwich Table
  53191000                          Wall Panels
  92001000                          Salad Bar
  92001100                          Steam Table
  92500000                          Cabinets
  49835000                          Ice Machine
  49835001                          Range
  49835002                          Sinks
  49835003                          Microwave, Scale, Griddle & Mixer
  49835004                          Slicer
  35092300                          Folding Partition
  8088300                           Vertical Blinds
  86799000                          Reception Station
  35090700                          Telephone System
  35091400                          Telephone System
  35092000                          Telephone System
  35092600                          Telephone System
  57918000                          Telephone System
  85184000                          Telephone System


                                    EXHIBIT G

                             ASSIGNMENT OF CONTRACTS

     THIS ASSIGNMENT, made as of ____________, 1994, by and between CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), and TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("Buyer"),

                              W I T N E S S E T H:

     For valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows:

     1.   ASSIGNMENT AND ASSUMPTION.

     (a) Seller hereby assigns and transfers to Buyer all right, title and interest of Seller in, to and under the contracts (the "Contracts") described in Exhibit A attached hereto and made a part hereof.

     (b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Contracts to be performed by Seller thereunder that arise or accrue from and after the date of this Assignment as long as Buyer owns the real property subject to the Contracts.

     2.   INDEMNIFICATION.

     (a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Seller to perform the obligations of Seller under the Contracts before the date of this Assignment.

     (b) Buyer shall indemnify and defend Seller against and hold Seller harmless form all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Buyer to perform the obligations of Seller arising or accruing under the Contracts on or after the date of this Assignment and during Buyer's ownership of the real property subject to the Contracts.

     3. FURTHER ASSURANCES. Seller and Buyer agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

     4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of California.


                                    EXHIBIT H

     5. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective personal representatives, heirs, successors and assigns.

     6. COUNTERPARTS. This Assignment may be signed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.

SELLER:                                 CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                        a California corporation



                                        By:
                                             ----------------------------------

                                             Its:
                                                  -----------------------------

                                        BUYER: TRINET CORPORATE REALTY TRUST,
                                        INC., a Maryland corporation



                                             By:
                                                  -----------------------------

                                                  Its:
                                                       ------------------------


                                    EXHIBIT H

                                    EXHIBIT A

                             ASSIGNMENT OF CONTRACTS

PART I

1.   10/22/90  Security System Installation and Service Agreement between
               Electro Security Corporation and Cergro.
     03/15/91 Addendum to Security System Installation and Service Agreement between Cergro and Electro Security Corporation.

2.   --        Scholten Roofing Service guarantee.


PART  II

1.   06/29/89  Contract to Purchase Real Property, Buyer Cergro and Seller Santa
               Fe Pacific Realty Corporation.

2.   09/27/89  Lease Agreement between Video Associates, Inc., Lessor, and
               Certified Grocers ("Cergro"), Lessee.
     03/12/90 Amendment to Lease Agreement between Video Associates, Inc., Lessor, and Cergro, Lessee.

3.   11/16/89  Service and Maintenance Agreement between Amtech Reliable
               Elevator Co. and Cergro.
               -  Purchase Order No.  P58494A (06/11/90).

4.   10/22/90  Commercial Agreement for Sale of Security System between Electro
               Security Corporation and Cergro.

5.   04/17/91  Contract for Landscaping Maintenance between Environmental Care,
               Inc. and Cergro.

6.   04/14/92  Service Agreement between Won Door Corporation and Cergro,
               No. 01547.
               -  Purchase Order No. P00115073 (07/28/93).
               -  Purchase Order No. P00127341 (08/08/94).

7.   03/16/93  Water Treatment Contract between Chemco Products Company and
               Cergro.  EXPIRED.

8.   03/03/94  Water Treatment Contract between Chemco Products Company and
               Cergro.

9.   08/19/93  Security Agreement No. 048/93 between Cergro and U.S. Guards
               Company, Inc.

10.  09/01/94  Agreement between Diversified Maintenance Services Inc. and
               Cergro.

11.  --        Refusal Removal Non-Contract Service.


                                    EXHIBIT H

                              ASSIGNMENT OF PERMITS

     For valuable consideration, receipt of which is acknowledged, CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), hereby assigns and transfers to TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation all of Seller's right, title and interest in, to and under the Permits described in Exhibit A attached hereto and made a part hereof.

     Dated:              , 1994.
            -------------

SELLER:                                 CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                        a California corporation



                                        By:
                                             ----------------------------------

                                             Its:
                                                  -----------------------------


                                    EXHIBIT I

                                    EXHIBIT A

                              ASSIGNMENT OF PERMITS

1.   09/27/78            Sewer, sewage disposal.

2.   09/27/78            County Engineer building and safety division permit.

3.   10/12/78            Application for plumbing permit.

4.   12/15/78            Heating ventilating air conditioning re fan
                         ventilation.

5.   12/15/78            Heating ventilation air conditioning re four air
                         handling units.

6.   02/10/79            Sewer, sewage disposal.

7.   02/27/79            Application for plumbing permit.

8.   03/26/79            Application for plumbing permit.

9.   04/06/79            Application for occupancy inspection re remodel.

10.  04/06/79            Application for occupancy inspection.

11.  04/20/79            Application for electrical permit.

12.  04/20/79            Application for building permit.

13.  05/29/79            Application for occupancy inspection.

14.  06/06/79            Application for building permit.

15.  06/06/79            Application for building permit reinstallation of 1,000
                         gallon fuel oil tank.

16.  06/06/79            Application for building permit.
                         (Valuation $1,250,000.00)

17.  06/06/79            Application for electrical permit.

18.  06/06/79            Application for building permit.
                         (Valuation $12,000.00).

19.  06/06/79            Application for electrical permit.

20.  06/06/79            Application for plumbing permit.


                                    EXHIBIT I

21.  06/09/79            Application for plumbing permit re floor sinks.

22.  02/08/84            Heating ventilation air conditioning.

23.  12/01/86            Application for building permit.

24.  01/06/87            Application for plumbing permit.

25.  03/04/87            Application for electrical permit (CK 1074).

26.  05/04/87            Heating ventilating air conditioning (CK 4228).

27.  02/26/88            Application for building permit re asbestos removal.

28.  03/21/89            Application for certificate of occupancy re office.

29.  10/05/89            Application for certificate of occupancy re office and
                         cafeteria.

30.  01/26/90            Application for plumbing permit (Policy No. P996016).

31.  03/29/90            Application for electrical permit.

32.  06/07/90            Permit to operate internal combustion engine Permit
                         No. D22372.

33.  06/21/90            Application for grading permit.

34.  07/09/90            Permit to operate boiler No. 3 (D24830).

35.  07/09/90            Permit to operate boiler (D24831).

36.  07/09/90            Permit to operate boiler (D24832).

37.  09/11/90            Application for plumbing permit (CK 9025).

38.  09/21/90            Inspection Record No. 0229.

39.  09/21/90            Certificate of Occupancy - Permit No. 0229.

40.  11/01/90            Application for certificate of occupancy.

41.  02/08/91            Permit to operate boiler, Ajax, etc.
                         Permit No. D24830.

                                    EXHIBIT I

42.  02/08/91            Permit to operate boiler, Ajax, etc.  Permit No.
                         D24832.

43.  02/13/91            Permit to operate boiler, Ajax, etc.  Permit No.
                         D24831.

44.  06/20/91            Application for electrical permit.

45.  08/06/91            Application for electrical permit.

46.  11/01/91            Electrical permit.

47.  01/14/92            Mechanical permit.

48.  01/14/92            Heating ventilating air conditioning (M9200004).

49.  01/14/92            Permit type Illegal re duct shaft (C900028).

50.  01/15/92            Commercial construction, Permit No.  C920028.

51.  01/16/92            Application for plumbing permit (P9200003).

52.  04/13/92            Application for plumbing permit (P9200034).

53.  06/11/92            Application for Closure File No.  3565.

54.  07/31/92            Application for electrical permit.

55.  08/05/92            Application for certificate of occupancy.

56.  08/05/92            Application for certificate of occupancy regarding
                         cafeteria service.

57.  08/07/92            Application for plumbing permit (P9200113).

58.  08/07/92            Electrical Permit No.  E9200210.

59.  08/11/92            Heating ventilating air conditioning (M9200098).

60.  08/11/92            Electrical Permit No.  E9200210.

61.  08/20/92            QA Lab inspection record No.  P92OOO85.

62.  09/02/92            Notice

63.  09/10/92            Inspection Record Permit No. 0378.


                                    EXHIBIT I

64.  09/10/92            Commercial Construction Permit  No. C9200123.

65.  02/01/93            Mechanical Permit No. M9300019.

66.  02/01/93            Heating ventilating air conditioning (M9300019).

67.  04/06/93            Electrical permit (E9300105).

68.  05/24/93            Permit to operate elevator No. 043596.

69.  05/24/93            Elevator Operating Permit No. 043602.

70.  05/24/93            Elevator Operating Permit No. 043601.

71.  06/02/93            Inspection Record C9300246.

72.  07/20/93            Inspection Record No. 0378.

73.  06/23/94            Application for certificate of occupancy.

74.  08/26/94            Elevator operating permit (043596).

75.  Date Illegible      Application for building permit
     (I#L 1)             (C9300246)

76.  Date Illegible      Application for building permit.
     (IL #2)

77.  Date Illegible      Application for building permit.
     (IL #3)

78.  Date Illegible      Application for building permit.
     (IL #4)

79.  Date Illegible      Application for building permit, re
     (IL #5)             building code compliance and upgrade modifications.

80.  Date Illegible      Application for building permit.
     (IL #6)

81.  Date Illegible      Application for electrical permit.
     (IL #7)

82.  Date Illegible      Application for electrical permit.
     (IL #8)

83.  Date Illegible      Application for plumbing permit
     (IL #9)             (P9200085)


                                    EXHIBIT I

84.  Date Illegible      Heating ventilation air conditioning
     (IL #10)            (CK 1746).

85.  Date Illegible      Heating ventilation air conditioning re
     (IL #11)            air in and outlets (CK 1956).

86.  Date Illegible      Heating ventilating air conditioning re
     (IL #12)            boiler.

87.  Illegible Date      Application for building permit.
     (IL #13)


                                    EXHIBIT I

                                SELLER'S REPORTS

1.   11/__/89  SCS Engineers Environmental Assessment Report re 2500 Atlantic
               Boulevard.

2.   03/2/89   SCS Engineers Subsurface Investigation Report.

3.   05/08/89  Garrett Engineers report re monitoring of PCB's in electrical systems; and 04/07/89 letter, attaching 05/25/88 letter, re same.

4.   05/10/89  Letter from Director of Dept. of Public Works (re removal of property from list of disposal sites).

5.             Materials relating to asbestos removal by the prior owner:

     07/25/89  A.  Letter from CTL Environmental Services.
     07/20/89  B.  Internal memorandum and attachments
                   (including asbestos survey).
     06/05/89  C.  Letter from CTL.

6.   01/15/92  ATC Phase I Assessment.

7.   08/03/93  Earth Science correspondence regarding May 1993 drilling.

8.   02/03/94  ATC Phase I Environmental Assessment.

9.   02/23/94  CET Environmental Services Subsurface Investigation.

10.  03/10/94  ATC Phase I Environmental Assessment.

11.  05/17/94  Ultimate Engineering Group Subsurface Site Investigation Phase II
               Assessment re  5240 East Washington Boulevard.

12.  07/08/94  Groundwater Technology Phase I findings.

13.  07/08/94  Pyke Construction Remedial Action - Closure Report re 5530 Sheila
               Street.


                                    EXHIBIT J

                              OPERATING STATEMENTS


The operating statements attached represent Certified's costs associated with the west office building. These costs may be direct costs or allocated costs. In addition, no attempt has been made to reduce these costs for the land used for parking which are not included in the sale (i.e., property taxes). The attached schedules are for:

Fiscal Year     1991
                1992,    52 weeks
                1993,    52 weeks
                1994,    39 weeks








                                   EXHIBIT K

--------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1994
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 DIVISION TOTALS


---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                         A/C #                2ND QTR BAL.  MARCH        APRIL          MAY               3RD QTR BAL.
---------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320            9,158.25      2,423.43     1,961.31       1,733.60          15,276.59
   Telephone                         61101020              957.88        276.01                      727.84           1,961.73

MAINTENANCE
   M&R CGC Whse (Materials)          62500320            1,266.00                                  1,145.00           2,411.00
   M&R CGC Whse (Moving)             62500320
   Landscaping                       62500420            4,800.00      1,572.18     5,523.88       4,376.46          16,272.52
   Other                             62500420
   Outside Maintenance               62500420            5,285.25                                                     5,285.25
   Janitorial Services               62501020           24,010.00      4,665.00     4,665.00       5,130.00          38,470.00
   Plant Protection                  62500820              521.00         65.00       247.00          65.00             898.00
   Supplies & Service                62500920            3,146.94        365.36       365.36         365.36           4,243.02
   Plant Maintenance (Labor)         62500620           54,374.68                                 15,278.74          69,653.42

DEPRECIATION                         65500120          282,355.67                                141,393.00         423,748.67

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420           63,000.00     10,500.00    10,500.00      10,500.00          94,500.00
   Consulting                        64000320            1,140.44                                 10,892.51          12,032.95
   Licenses                          66000320            1,516.00                                                     1,516.00
   Insurance                         66000120           31,211.00                                                    31,211.00
   Rental Equipment                  68000420
   Rent Expense                      68000320         (482,743.11)                              (234,737.04)       (717,480.15)
                                                     --------------------------------------------------------------------------
TOTALS                                                       0.00     19,866.98    23,262.55     (43,129.53)              0.00
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1994
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 COST CENTER 625


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #              2ND QTR BAL.   MARCH        APRIL         MAY               3RD QTR BAL.
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320            9,158.25      2,423.43     1,961.31       1,733.60          15,276.59
   Telephone                         61101020              957.88        276.01         0.00         727.84           1,961.73

MAINTENANCE
   M&R CGC Whse (Materials)          62500320
   M&R CGC Whse (Moving)             62500320
   Landscaping                       62500420            4,800.00      1,572.18     5,523.88       4,376.46          16,272.52
   Other                             62500420
   Outside Maintenance               62500420            5,285.25          0.00         0.00           0.00           5,285.25 (A)
   Janitorial Services               62501020           24,010.00      4,665.00     4,665.00       5,130.00          38,470.00 (B)
   Plant Protection                  62500820              521.00         65.00       247.00          65.00             898.00 (C)
   Supplies & Service                62500920            2,836.94        365.36       365.36         365.36           3,935.02 (D)
   Plant Maintenance (Labor)         62500620

DEPRECIATION                         65500120          273,880.23                                137,155.28         411,035.51

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420           63,000.00     10,500.00    10,500.00      10,500.00          94,500.00
   Consulting                        64000320              792.44          0.00                     (792.44)                   (E)
   Licenses                          66000320            1,516.00          0.00                        0.00           1,516.00 (F)
   Insurance                         66000120           31,211.00          0.00                                      31,211.00
   Rental Equipment                  68000420
   Rent Expense                      68000320         (482,743.11)                              (234,737.04)       (717,480.15)
                                                     --------------------------------------------------------------------------
TOTALS                                                 (64,772.12)    19,866.98    23,262.55     (75,475.94)        (97,118.53)
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------


               (A) 1st Qtr'94 includes $248.00 for lifting up door(Barr Door) and $211.95 to install new passage lever(Key West). 2nd Qtr'94 includes $497.34 for keys (KeyWest), $3511.54 Amtech elevator $546.41 to AGlass to replace glass and $270.00 to Won Door to inspect fire doors.

               (B) 3rd Qtr'94 includes $33,820.00 Diversified Maintenance Services, $4,650.00 Union Rubbish services.

               (C) Represents $898.00 paid to ElectroSecurity Corp. for monitoring services for the West Office building.

               (D) 3rd Qtr'94 includes $3,845.02 for rental of floor mats (Cintas), and $90.00 to Citgo Pump for containers.

               (E) The $792.44 for West Office building equip roof consultant (Milton Jeffs & Associates) was transfered to cost center $626.

               (F) Represents $860.00 paid for public health license for the West Office Cafeteria. 2nd Qtr.'94 includes $656.00 paid for Boilers Annual Billing (SCAQMD).

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1994
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 COST CENTER 626


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #               2ND QTR BAL.      MARCH        APRIL     MAY               3RD QTR BAL.
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320
   Telephone                         61101020

MAINTENANCE
   M&R CGC Whse (Materials)          62500320            1,266.00                                  1,145.00           2,411.00
   M&R CGC Whse (Moving)             62500320
   Landscaping                       62500420
   Other                             62500420
   Outside Maintenance               62500420
   Janitorial Services               62501020
   Plant Protection                  62500820
   Supplies & Service                62500920              308.00          0.00                        0.00             308.00 (A)
   Plant Maintenance (Labor)         62500620           54,374.68                                 15,278.74          69,653.42

DEPRECIATION                         65500120            8,475.44                                  4,237.72          12,713.16

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420
   Consulting                        64000320              348.00          0.00         0.00      11,684.95          12,032.95
   Licenses                          66000320
   Insurance                         66000120
   Rental Equipment                  68000420
   Rent Expense                      68000320
                                                     --------------------------------------------------------------------------
TOTALS                                                  64,772.12          0.00         0.00      32,346.41          97,118.53
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

               (A)  Represents fees re: music and message on-hold services

--------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1993
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 DIVISION TOTALS


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #             3RD QTR BAL.     JUNE          JULY        AUGUST            4TH QTR BAL.
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320           15,041.64        908.04       211.74         317.08          16,478.70
   Telephone                         61101020            1,836.24        131.70       129.75         113.40           2,211.09

MAINTENANCE
   M&R CGC Whse (Materials)          62500320            1,636.00                                  4,925.00           6,561.00
   M&R CGC Whse (Moving)             62500320
   Landscaping                       62500420           10,560.00      1,290.00       800.00         800.00          13,450.00
   Other                             62500420
   Outside Maintenance               62500420            3,768.71                                    270.00           4,038.71
   Janitorial Services               62501020           44,718.50      5,057.41     4,778.01       4,665.00          59,218.92
   Plant Protection                  62500820            1,641.00         65.00        65.00          65.00           1,836.00
   Supplies & Service                62500920            1,053.00         77.00                      931.10           2,061.10
   Plant Maintenance (Labor)         62500620           75,495.30                                 25,365.85         100,863.16

DEPRECIATION                         65500120          383,254.02                                137,478.29         520,732.31

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420           90,000.00     10,000.00    10,500.00      10,500.00         121,000.00
   Consulting                        64000320            7,002.09                   3,786.12                         10,788.21
   Licenses                          66000320            1,328.00        440.00                                       1,768.00
   Insurance                         66000120           27,562.00                                                    27,562.00
   Rental Equipment                  68000420
   Rent Expense                      68000320         (664,897.70)                              (223,671.50)       (888,569.20)
                                                     --------------------------------------------------------------------------
TOTALS                                                      00.0      17,969.15    20,270.62     (38,239.77)              0.00
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1993
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 COST CENTER 625


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #             3RD QTR BAL.    JUNE          JULY           AUGUST          4TH QTR BAL.
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320           15,041.84        908.04       211.74         317.08          16,478.70
   Telephone                         61101020            1,836.24        131.70       129.75         113.40           2,211.09

MAINTENANCE
   M&R CGC Whse (Materials)          62500320
   M&R CGC Whse (Moving)             62500320
   Landscaping                       62500420           10,560.00      1,290.00       800.00         800.00          13,450.00
   Other                             62500420
   Outside Maintenance               62500420            3,768.71                                    270.00           4,038.71 (A)
   Janitorial Services               62501020           44,718.50      5,057.41     4,778.01       4,665.00          59,218.92 (B)
   Plant Protection                  62500820            1,641.00         65.00        65.00          65.00           1,836.00 (C)
   Supplies & Service                62500920              360.00                                    931.10           1,291.10 (D)
   Plant Maintenance (Labor)         62500620

DEPRECIATION                         65500120          370,540.87                                133,240.61         503,781.45

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420           90,000.00     10,000.00    10,500.00      10,500.00         121,000.00
   Consulting                        64000320
   Licenses                          66000320            1,328.00        440.00                                       1,768.00 (E)
   Insurance                         66000120           27,562.00                                                    27,562.00
   Rental Equipment                  68000420
   Rent Expense                      68000320         (664,897.70)                              (223,671.50)       (888,569.20)
                                                     --------------------------------------------------------------------------
TOTALS                                                 (97,540.54)    17,892.15    16,484.50     (72,769.31)       (135,933.20)
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

               (A) 1st Qtr'93 includes $1,063.10 for roof repairs. 2nd, 3rd and 4th Qtr'93 include the following:
                    Dec'92: $849.50 for door closers (Key West Lock) & $270.00 for fire doors.
                    Jan'93: $611.15 for window & glass repairs.
                    Feb'93: $85.39 for Johnson Controls (repair of temperature controls).
                    Mar'93: $117.00 for Commercial Door Co. (repair cafeteria door entrance to WOB).
                    May'93: $792.57 for Johnson Controls (repair of temperature controls).
                    Aug'93: $270.00 for Won & Door (fire door inspection per contract).

               (B) 52 weeks fy'93 includes $53,046.50 Diversified Maintenance Services, $5,115 Union Rubbish services, $550 Kornoff
                    Inc (wood trash removal), and $505.42 for janitorial supplies.

               (C) Represents $1,636.00 paid to ElectroSecurity Corp. for purchase of security cameras and monthly monitoring services for the West Office Building.

               (D) Represents $360.00 paid for purchase of mini-blinds for Conference Room #355 in the West Office building and $931.10 for rental of safety floor mats.

               (E) Represents $692.00 paid for public health license for the West Office Cafeteria, $636.00 to the SCAQMD for annual license fees, $330.00 for elevator inspections, and $110.00 to the Department of Industrial Relations for West Office building permits.

--------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1993
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 COST CENTER 626


---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #              3RD QTR BAL.      JUNE      JULY           AUGUST            4TH QTR BAL.
---------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320
   Telephone                         61101020

MAINTENANCE
   M&R CGC Whse (Materials)          62500320            1,636.00                                  4,925.00           6,581.00
   M&R CGC Whse (Moving)             62500320
   Landscaping                       62500420
   Other                             62500420
   Outside Maintenance               62500420
   Janitorial Services               62501020
   Plant Protection                  62500820
   Supplies & Service                62500920              693.00         77.00                                         770.00 (A)
   Plant Maintenance (Labor)         62500620           75,496.30                                 25,366.86         100,863.16

DEPRECIATION                         65500120           12,713.15                                  4,237.66          16,950.83

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420
   Consulting                        64000320            7,002.09                   3,786.12                         10,788.21 (B)
   Licenses                          66000320
   Insurance                         66000120
   Rental Equipment                  68000420
   Rent Expense                      68000320
                                                     --------------------------------------------------------------------------
TOTALS                                                  97,540.54         77.00     3,786.12      34,529.54         135,933.20
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

               (A)  Represents fees re: music and message on-hold services

               (B)  Includes:
                         $2,321.20 Ridgewood Partners Ltd. (1st qtr'93)- September'92
                         $897.40 La Canada Design Group (1st Qtr'93)-October'92 $255.27 La Canada Design Group (1st Qtr'93)-November'92 $1,170.00 ATC Enviromental (1st Qtr'93)-November'92 $253.59 La Canada Design Group (2nd Qtr'93)-February'93 $320.00 Anachern labs (2nd Qtr'93)-February'93 $1,503.48 La Canada Design Group (3rd Qtr'93)-March '93 $281.15 La Canada Design Group (3rd Qtr'93)-April '93 $3,786.12 La Canada Design Group (4th Qtr'93)-July'93

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1992
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 Division Totals


-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #             3RD QTR BAL.     JUNE         JULY           AUGUST          4TH QTR BAL.
-----------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320           13,456.34       (369.24)      727.89         474.66          14,289.65
   Telephone                         61101020           14,123.11        153.31       138.95         462.71          14,878.08

MAINTENANCE
   M&R CGC Whse                      62500320            7,428.00                                    674.00           8,101.00
   M&R CGC Whse (Moving)             62500320            1,185.00                                                     1,185.00
   Landscaping                       62500420            5,600.00      1,600.00       800.00       1,280.00           9,280.00
   Other                             62500420
   Outside Maintenance               62500420            5,118.20        258.68       270.00       1,479.04           7,125.92
   Janitorial Services               62501020           24,478.02      4,635.00     4,738.59       5,100.00          38,951.61
   Plant Protection                  62500820            1,008.77         65.00        65.00          65.00           1,203.77
   Supplies & Service                62500920            2,412.68         77.00        77.00         322.77           2,889.45
   Plant Maintenance (Labor)         62500620           68,726.14                                 23,727.22          92,453.36

DEPRECIATION                         65500120          354,997.79                                123,098.09         478,095.88

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420          68,4000.00      7,600.00    10,000.00      10,000.00          96,000.00
   Consulting                        64000320           24,536.67                   9,060.47                         33,597.14
   Licenses                          66000320              541.65                                                       541.65
   Insurance                         66000120           28,123.00                                                    28,123.00
   Rental Equipment                  68000420            9,220.41                                                     9,220.41
   Rent Expense                      68000320         (629,354.78)                              (206,581.14)       (835,935.92)
                                                  ---------------------------------------------------------------------------------
TOTALS                                                       0.00     14,019.75    25,877.90     (39,897.65)              0.00
                                                  =================================================================================

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1992
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 Cost Center 625


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #             3RD QTR BAL.     JUNE          JULY           AUGUST         4TH QTR BAL.
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320           13,456.34       (369.24)      727.89         474.66          14,289.65
   Telephone                         61101020           14,123.11        153.31       136.95         462.71          14,878.08

MAINTENANCE
   M&R CGC Whse (Materials)          62500320
   M&R CGC Whse (Moving)             62500320              185.00                                                       185.00
   Landscaping                       62500420            5,600.00      1,600.00       800.00       1,280.00           9,280.00
   Other                             62500420
   Outside Maintenance               62500420            3,689.63        258.68       270.00       1,479.04           5,697.35
   Janitorial Services               62501020           24,478.02      4,635.00     4,738.59       5,100.00          38,951.61
   Plant Protection                  62500820            1,008.77         65.00        65.00          65.00           1,203.77
   Supplies & Service                62500920            2,053.16         (0.00)        0.00         245.77           2,298.95
   Plant Maintenance (Labor)         62500620

DEPRECIATION                         65500120          353,078.09                                118,662.84         471,940.93

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420           68,400.00      7,600.00    10,000.00      10,000.00          96,000.00
   Consulting                        64000320            4,197.21                   8,060.47      (8,060.47)          4,197.21
   Licenses                          66000320              541.65                                                       541.65
   Insurance                         66000120           28,123.00                                                    28,123.00
   Rental Equipment                  68000420
   Rent Expense                      68000320         (629,354.78)                              (206,581.14)       (835,935.92)
                                                 ----------------------------------------------------------------------------------
TOTALS                                                (110,420.78)    13,942.75    24,600.90     (76,671.59)       (148,348.72)
                                                 ==================================================================================

               (A) 4th Qtr'92 includes $258.68 fire extinguisher service, $270.00 fire door inspection service, $1,236.00 elevator repairs, and $243.08 plumbing repairs.

               (B) 4th Qtr'92 includes $12,703.59 Diversified Maintenance Services and $1,770 Union Rubbish services.

               (C) Represents $2,053.18 for purchase of 20 fire extinguishers plus smoke detectors for West Office and $245.77 for belts and misc. parts.

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1992
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 Cost Center 626


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          A/C #              3RD QTR BAL.     JUNE          JULY          AUGUST          4TH QTR BAL.
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing                          60600320

UTILITIES
   Gas                               61100320
   Telephone                         61101020

MAINTENANCE
   M&R CGC Whse (Materials)          62500320            7,427.00                                    674.00           8,101.00
   M&R CGC Whse (Moving)             62500320            1,000.00                                                     1,000.00
   Landscaping                       62500420
   Other                             62500420
   Outside Maintenance               62500420            1,428.57                                                     1,428.57
   Janitorial Services               62501020
   Plant Protection                  62500820
   Supplies & Service                62500920              359.50         77.00        77.00          77.00             590.50
   Plant Maintenance (Labor)         62500620           68,726.14                                 23,727.22          92,453.36

DEPRECIATION                         65500120            1,919.70                                  4,235.25           6,154.95

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                      66000420
   Consulting                        64000320           20,339.46                   1,000.00       8,060.47          29,399.93
   Licenses                          66000320
   Insurance                         66000120
   Rental Equipment                  68000420            9,220.41                                                     9,220.41
   Rent Expense                      68000320
                                                  ---------------------------------------------------------------------------------
TOTALS                                                 110,420.78         77.00     1,077.00      36,773.94         148,348.72
                                                  =================================================================================

               (A) Includes:
                         $2,705.00 La Canada Design Group (1st qtr'92)
                         $1,500.00 Electrical Engineering Services (1st qtr'92) $1,485.00 Structural Engineering Services (1st qtr'92) $1,884.66 La Canada Design Group (January '92)
                         $845.25 transferred expense from GEC CC 603
                         $8,110.74 La Canada Design Group architectural services
                           (February '92)
                         $3,314.99 La Canada Design Group architectural services
                           (April '92)
                         $455.00 BKM Total Office (April '92)
                         $58.82 Electrical Engineering Services (April '92) $1,000.00 Van Dijk & Associates roof consulting services
                         $2,612.37 La Canada Design Group architectural services
                           (February '92)
                         $798.22 La Canada Design Group architectural services
                           (March '92)
                         $4,649.88 La Canada Design Group architectural services
                           (April '92)

               (B)  Includes:
                         $1018.00 Air Monitoring Services
                         $321.57 plumbing repairs cafeteria
                         $89.00 elevator repairs

               (C)  Represents fees re: music and message on-hold services

               (D)  Represents Xerox copier rental expense

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1991
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 Division Totals


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          3RD QTR BALANCE    JUNE           JULY        AUGUST        4TH QTR BALANCE
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing

UTILITIES
   Gas                                  3,309.30           476.19        462.90       684.14       4,932.53
   Telephone                            7,013.89           267.15        313.69       300.55       7,895.28

MAINTENANCE
   M&R CGC Whse                         1,382.00                                    8,267.00       9,649.00

   Landscaping                         16,780.00           800.00        800.00     7,475.00      25,855.00
   Other                                  895.26                                                     895.26
   Outside Maintenance                  1,607.09                                                   1,607.09
   Plant Maintenance                   30,037.82                                   32,005.63      62,043.45
   Plant Protection                    11,020.14                                      195.00      11,215.14
   Supplies & Service                   3,753.84           750.00                                  4,503.84

DEPRECIATION                          136,253.40                                  112,341.97     248,595.37

WAREHOUSE (OTHER)
   Deferred Expense (Moving)           15,753.56         8,848.00      8,848.00     8,848.00      42,297.56
   Property Tax                                                        7,600.00     7,600.00      15,200.00

   Licenses                                                                           693.40         693.40

   Rental Equipment                     2,112.00                                                   2,112.00
   Rent Expense                      (229,918.30)                                (207,576.62)   (437,494.92)
                                --------------------------------------------------------------------------------------------------
TOTALS                                     (0.00)       11,141.34     18,024.59   (29,165.93)         (0.00)
                                ==================================================================================================

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1991
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 Cost Center 625


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                            3RD QTR BALANCE   JUNE          JULY           AUGUST       4TH QTR BALANCE
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing

UTILITIES                               1,376.59           476.19        462.90       684.14       2,999.82
   Gas                                  1,779.25           267.15        313.69       300.55       2,660.64
   Telephone

MAINTENANCE
   M&R CGC Whse

   Landscaping                          3,175.00           800.00        800.00                    4,775.00
   Other                                   29.00                                                      29.00
   Outside Maintenance                    608.84                                                     608.84
   Plant Maintenance
   Plant Protection                     6,511.29                                      195.00       6,706.29
   Supplies & Service                   1,695.81                                                   1,695.81

DEPRECIATION                          136,253.40                                  112,341.97     248,595.37

WAREHOUSE (OTHER)
   Deferred Expense (Moving)
   Property Tax                                                        7,600.00     7,600.00      15,200.00

   Licenses                                                                            53.40          53.40

   Rental Equipment
   Rent Expense                      (229,918.30)                                (207,576.62)   (437,494.92)
                             -----------------------------------------------------------------------------------------------------
TOTALS                                (78,489.12)        1,543.34      9,176.59   (86,401.56)   (154,170.75)
                             =====================================================================================================

-------------------------------------------------------------------------------

                        WEST OFFICE BUILDING - FISCAL 1991
                                EXPENSE ANALYSIS
                         DETAIL OF DIVISION 57 EXPENSES
                                 Cost Center 626


--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                          3RD QTR BALANCE    JUNE          JULY         AUGUST         4TH QTR BALANCE
--------------------------------------------------------------------------------------------------------------------------------
POSTAGE AND OFFICE
   Printing

UTILITIES
   Gas                                  1,932.71                                                   1,932.71
   Telephone                            5,234.64                                                   5,234.64

MAINTENANCE
   M&R CGC Whse                         1,382.00                                    8,267.00       9,649.00

   Landscaping                         13,605.00                                    7,475.00      21,080.00
   Other                                  866.26                                                     866.26
   Outside Maintenance                    998.25                                                     998.25
   Plant Maintenance                   30,037.82                                   32,005.63      62,043.45
   Plant Protection                     4,508.85                                                   4,508.85
   Supplies & Service                   2,058.03           750.00                                  2,808.03

DEPRECIATION

WAREHOUSE (OTHER)
   Deferred Expense (Moving)           15,753.56         8,848.00      8,848.00     8,848.00      42,297.56
   Property Tax

   Licenses                                                                           640.00         640.00

   Rental Equipment                     2,112.00                                                   2,112.00
   Rent Expense
                               ---------------------------------------------------------------------------------------------------
TOTALS                                 78,489.12         9,598.00      8,848.00    57,235.63     154,170.75
                               ===================================================================================================

                           SELLER'S CLOSING CERTIFICATE


     For valuable consideration, receipt of which is acknowledged, CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), hereby certifies to TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("Buyer"), that all representations and warranties made by Seller in section
6.1 of the Purchase Agreement (the "Purchase Agreement") dated __________, 1994, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Seller and delivered to Buyer pursuant to the Purchase Agreement.

     Dated:  _______________, 1994.

SELLER:                  CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                         a California corporation



                                     By:
                                          ___________________________________
                                          Its:
                                              -------------------------------







                                    EXHIBIT L

                               BUYER'S CLOSING CERTIFICATE


     For valuable consideration, receipt of which is acknowledged, TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("Buyer"), hereby certifies to CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), that all representations and warranties made by Buyer in section
6.2 of the Purchase Agreement (the "Purchase Agreement") dated __________, 1994, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Buyer and delivered to Seller pursuant to the Purchase Agreement.


     Dated:  _______________, 1994.

                                   TRINET CORPORATE REALTY TRUST, INC.,
                                   a Maryland corporation



                                      By:
                                          ___________________________________
                                          Its:
                                               ______________________________



                                    EXHIBIT M

                                    EXHIBIT "N"

                               (EASEMENT AGREEMENT)

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention: Mark Okuma


--------------------------------------------------------------------------------
                     (Space above this line for Recorder's use)

                         GRANT OF EASEMENTS


          This GRANT OF EASEMENTS ("Agreement") is executed as of November ___, 1994, by TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("Grantor"), and CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Grantee").

          WHEREAS, Grantor is the owner of certain real property located in the City of Commerce, County of Los Angeles, State of California, more particularly described on EXHIBIT "A-1" attached hereto ("Servient Property"); and Grantee is the owner of certain real property located in the City of Commerce, County of Los Angeles, State of California, more particularly described on EXHIBIT "B" attached hereto ("Dominant Property").

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee hereby agree as follows:

     1. GRANT OF EASEMENTS. Grantor hereby grants and conveys to Grantee, for the use of Grantee and all tenants, subtenants and other lawful occupants of the Dominant Property from time to time (and the licensees, invitees and guests of each), each of the following non-exclusive easements and rights-of-way appurtenant to the Dominant Property, together with the right of Grantee to grant all or any portion or portions thereof to any governmental or quasi-governmental agencies and bodies, and public and private utility companies, to the extent reasonably necessary for the use of such easements as provided herein (collectively, the "Easements''):

          1.1 A permanent, non-exclusive easement and right-of-way in, under, on, upon, over, through, across and along that certain portion of the Servient Property more particularly described on EXHIBIT "A-2" attached hereto ("Roadway"), at any time and from time to time, for vehicular and pedestrian ingress and egress to and from the Dominant Property.

                                   Exhibit "N"
                                  Page 1 of 11

           1.2 A permanent, non-exclusive easement and right-of-way in, under, on, upon, over, through, across and along the Roadway, at any time and from time to time, to construct, lay, renew, alter, add to, use, maintain, install, inspect, operate, repair, replace, reconstruct and remove sewer, storm drainage, water, electrical, power, gas, other utilities, and telephone, cable television and other communication systems and lines, and structures, improvements and appurtenances related thereto, including, without limitation, metering, measuring, regulating and other equipment and underground conduits, manholes, pedestals, cables, vaults and wires (collectively, the "Utility Systems"). Grantor agrees to execute any easement agreement requested by any utility company (on such utility company's standard form for such easements, with any adjustments reasonably required by Grantor) in furtherance of Grantee's exercise of the foregoing utility easement, provided Grantee reimburses Grantor for any reasonable attorneys' fees incurred by Grantor in connection with the review, negotiation and execution of such easement agreement.

Notwithstanding the foregoing, this Agreement shall not be construed to permit Grantee to use the Roadway in a manner (a) that is materially different from the use of the Roadway for the benefit of the Dominant Property on the date of this Agreement, and (b) that materially interferes with Grantor's ongoing use of the Servient Property (including the Roadway).

     2.    MAINTENANCE AND REPAIR OF ROADWAY.

          2.1 Grantee shall diligently, and at Grantee's sole expense, restore any damage to the Roadway from time to time caused by the use by Grantee (and/or Grantee's tenants, subtenants, occupants, licensees or other invitees) of the easements granted hereunder; and Grantor shall diligently, and at Grantor's sole expense, restore any damage to the Roadway from time to time caused by Grantor (and/or Grantor's tenants, licensees or other invitees).

          2.2 Except as otherwise provided in Section 2.1, Grantor and Grantee shall each be entitled, at any time and from time to time, to perform any maintenance or repairs then reasonably required with respect to the Roadway and to send the other party a statement, in reasonable detail, with copies of applicable invoices, which requests from such other party a contribution toward the cost of such work which is proportional to the reasonably allocated share of the benefit thereof which will accrue to such other party (which allocation shall be described in such request), in which event such other party shall, within ten (10) business days following receipt of such request (and such invoices and explanation of allocation), pay such contribution to the performing party.





                                   Exhibit "N"
                                  Page 2 of 11

      3. QUIET ENJOYMENT. Grantor shall not construct any improvements that materially interfere with any Easement, and Grantor shall perform when due any obligation secured by a lien against the Servient Property senior in priority to this Agreement that would, if foreclosed, terminate this Agreement with respect to the Servient Property. Upon Grantor's failure to perform any such obligation when due, Grantee may (but shall not be obligated to) perform the same, and Grantor shall, immediately upon demand by Grantee, reimburse Grantee for all amounts paid (and costs reasonably incurred) by Grantee with respect to such performance. Grantor shall be permitted to grant other non-exclusive easements within the Roadway (and otherwise on the Servient Property) without Grantee's consent so long as any such easement does not materially and adversely affect Grantee's use of the Easements.

     4. LIABILITY INSURANCE; INDEMNITY. At any time that Grantee is making use of the Roadway pursuant to this Agreement, Grantee shall maintain in effect a policy of commercial general liability insurance in an amount not less than $1,000,000 combined single limit. Grantee shall defend, indemnify and hold Grantor harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including costs of suit and reasonable attorneys' fees) arising from or in connection with any use of the easements by Grantee which constitutes negligence or willful misconduct. Grantor shall defend, indemnify and hold Grantee harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including costs of suit and reasonable attorneys' fees) arising from or in connection with any use of the Roadway or Utility Systems by Grantor which constitutes negligence or willful misconduct.

     5. MISCELLANEOUS. This Agreement shall be governed by California law. In the event of any dispute in connection with this Agreement, the prevailing party shall be entitled to recover from the other party the prevailing party's attorneys' fees and court costs, whether or not an action is filed or prosecuted to judgement. This Agreement shall be binding upon, enforceable by, and shall inure to the benefit of, Grantor and Grantee and their respective successors and assigns and the successive owners of the Servient Property and the Dominant Property. The covenants of Grantor set forth in this Agreement are intended to run with the Servient Property for the benefit of the Servient Property and to satisfy the requirements of California Civil Code Section 1468, and the covenants of Grantee set forth in this Agreement are intended to run with the Dominant Property for the benefit of the Servient Property and to satisfy the requirements of California Civil Code Section 1468.






                                   Exhibit "N"
                                  Page 3 of 11

           IN WITNESS WHEREOF, Grantor and Grantee have executed this Agreement as of the day and year first above written.

                                   TRINET ESSENTIAL FACILITIES XII, INC.,
                                   a Maryland corporation


                                   By:
                                       ----------------------------------------
                                       ----------------------------------------
                                             (Printed Name and Title)



                                   By:
                                       ----------------------------------------
                                       ----------------------------------------
                                             (Printed Name and Title)


                                   CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                   a California corporation


                                   By:
                                       ----------------------------------------
                                       ----------------------------------------
                                             (Printed Name and Title)



                                   By:
                                       ----------------------------------------
                                       ----------------------------------------
                                             (Printed Name and Title)







                                   Exhibit "N"
                                  Page 4 of 11

STATE OF CALIFORNIA           )
                              )ss.
COUNTY OF_____________________)


     On___________________, 1994, before me,
________________________________ , Notary Public in and for said
County and State, personally appeared

------------------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature
         --------------------------



STATE OF CALIFORNIA           )
                              )ss.
COUNTY OF_____________________)


     On___________________, 1994, before me,
________________________________ , Notary Public in and for said
County and State, personally appeared



------------------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



Signature
         --------------------------





                                   Exhibit "N"
                                  Page 5 of 11

STATE OF CALIFORNIA           )
                              )ss.
COUNTY OF_____________________)


     On___________________, 1994, before me,
________________________________ , Notary Public in and for said
County and State, personally appeared

------------------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature
         --------------------------



STATE OF CALIFORNIA           )
                              )ss.
COUNTY OF_____________________)


     On___________________, 1994, before me,
________________________________ , Notary Public in and for said
County and State, personally appeared


------------------------------------------------------------------------------,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



Signature
         --------------------------





                                   Exhibit "N"
                                  Page 6 of 11

                                  EXHIBIT "A-1"

(DESCRIPTION OF SERVIENT PROPERTY)


PARCEL 1

Parcels 2 and 3 of Parcel Map No. 11171, in the City of Commerce, in the County of Los Angeles, State of California, as per map filed in Book 113, Page 7 of Parcel Maps, in the Office of the County Recorder of said County.

Excepting therefrom that portion of Parcel 3 described as follows:

Beginning at the most westerly corner of said Parcel 3; thence along the northwesterly line of said Parcel north 22 DEG. 23' 00" east 361.13 feet; thence leaving said northwesterly line south 67 DEG. 37' 12" east 396.81 feet to a point on the southeasterly line of said Parcel 3; said point being distant north 22 DEG. 16' 55" east 360.65 feet from the most southerly corner of said Parcel; thence along said southeasterly line south 22 DEG. 16' 55" west 360.65 feet to the most southerly corner of said Parcel; thence along the southwesterly line of said Parcel north 67 DEG. 41' 22" west 397.44 feet to the point of beginning.

Also excepting the entire mineral estate in the property described lying not less than 500 feet beneath the natural surface; for the purposes of this reservation the mineral estate shall include all substances which have been discovered or which may in the future be discovered upon or under the property described, which are now or may in the future be valuable, and which are now or may be in the future enjoyed through extraction from the property described; without limiting the generality of the foregoing, the mineral estate shall include all forms of geothermal energy, all coal, all gases, all hydrocarbon substances, all fissionable materials, all metallic minerals, and all non-metallic minerals.

Notwithstanding ownership of the mineral estate, neither grantor nor its successors or assigns shall have the right to enter upon the surface of the property described for the purpose of extracting any constituents of the mineral estate. Grantor reserves the right, on behalf of itself, its successors and assigns, (1) to extract the constituents of the mineral estate from the property described by means of wells, shafts, tunnels or other subsurface accesses which may be constructed, drilled or dug on or from other land and which may penetrate into the property described below a depth of 500 feet, and (2) to excavate, construct, maintain and operate subsurface facilities below a depth of 500 feet of the property described for the extraction of the constituents of the mineral estate so long as the subsurface facilities do not unreasonably interfere with the use and enjoyment of the surface estate in the property described, as reserved by Santa Fe Pacific Realty


                                  Exhibit "A-1"
                                   Page 1 of 2

Corporation, successor by merger with Santa Fe Land Improvement Company, in deed recorded August 15, 1989 as Instrument No. 89-1309080, Official Records.

PARCEL 2

An easement for landscaping, utilities and open space on, over and across a strip of land 10.00 feet in width by 174.25 feet in length as shown an Parcel Map No. 11171 as per map filed in Book 113, Page 7 of Parcel Maps.

                                  Exhibit "A-1"
                                  Page 2 of 2

                                  EXHIBIT "A-2"

                            (DESCRIPTION OF ROADWAY)

The Northwesterly 25.00 feet of the southeasterly 32.00 feet of Lot A as shown on the record of survey map dated April 15, 1992, recorded in Book 139, Pages 23 and 24 of Records of Survey, Official Records, County of Los Angeles, State of California, which map was also recorded as Exhibit "All to Certificate of Compliance and Lot Line Adjustment 94-4, recorded September 13, 1994 as Instrument No. 94-1685316 in such Official Records.
























                                  Exhibit "A-2"

                                   EXHIBIT "B"

                       (DESCRIPTION OF DOMINANT PROPERTY)

That portion of Lot 74 of the subdivision of the Rancho Laguna, in the City of Commerce, in the County of Los Angeles, State of California, as per map attached to and made a part of the Decree of Partition recorded in Book 6387, Page 1 of Deeds, in the Office of the County Recorder of said County, described as follows:

Beginning at a point in the southwesterly line of Lot 74, said southwesterly line also being the norteasterly line of the 100 feet right-of-way of the Atchison, Topeka and Santa Fe Railway, as shown on said map, said point being distant north 67 DEG 42' 45" west 350.84 feet from the most southerly corner of said Lot 74, said point also being the most southerly corner of that certain parcel of land described in the deed to Fluor Corporation Ltd. recorded March 8, 1940 as Instrument No. 546 in Book 17373, Page 4, Official Records of said County; thence along said northeasterly line north 67 DEG 42' 45'' west 72.16 feet to a point, said last mentioned point being distant thereon south 67 DEG 42' 45" east 1352 feet from the intersection of said northeasterly line and with the easterly line of Atlantic Avenue (40 feet wide) as widened by deed recorded in Book 6256, Page 390 of Official Records of said County; thence north 32 DEG 42' 45" west 61.02 feet to a line that is parallel with and distant 35 feet northeasterly (measured at right angles) from said northeasterly line; thence along said parallel line north 67 DEG 42' 45" west to the intersection of the southwesterly prolongation of that certain coarse in the southeasterly boundary of said deed to Fluor Corporation Ltd. as described as having a bearing and length of "south 22 DEG 17' 15" west 356.77 feet"; thence along said prolongation north 22 DEG 17' 15" east to the southwesterly terminus of said certain course of "south 22 DEG 17' 15" west 356.77 feet"; said southwesterly terminus also being the beginning of a tangent curve concave easterly and having a radius of 387.85 feet; thence along said curve and along said southeasterly boundary as follows: southerly along said curve an arc distance 174.65 feet, south 3 DEG 30' 47" east 331.32 feet, and southeasterly along a tangent curve concave northeasterly and having a radius of 277.94 feet an arc distance of
235.72 feet to the point of beginning.

Together with a portion of Parcel 3 of Parcel Map No. 11171, in the City of Commerce, in the County of Los Angeles, State of California, as per map filed in Book 113, Page 7 of Parcel Maps, in the Office of the County Recorder of said County, described as follows:

Beginning at the most westerly corner of said Parcel 3; thence along the northwesterly line of said Parcel north 22 DEG 23' 00" east 361.13 feet; thence leaving said northwesterly line south 67 DEG 37' 12" east 396.81 feet to a point on the southeasterly


                                   Exhibit "B"
                                   Page 1 of 2
line of said Parcel 3; said point being distant north 22 DEG 161 55" east 360.65 feet from the most southerly corner of said Parcel; thence along said southeasterly line south 22 DEG 161 55" west 360.65 feet to the most southerly corner of said Parcel; thence along the southwesterly line of said Parcel north 67 DEG 411 22" west 397.44 feet to the point of beginning.


























                                   Exhibit "B"
                                   Page 2 of 2

                        CERTIFICATE OF NON-FOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.    Seller's U.S.  employer identification number is               ; and
                                                              -----------
     3. Seller's office address is 2601 S. Eastern Avenue, Los Angeles, California 90040.

     Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisoranent, or both.

     Under penalties of perjury I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

     Dated:_______, 1994.

SELLER:            CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                   a California corporation

                   By:__________________________________________________________

                      Its:______________________________________________________









                                    EXHIBIT O

AGREEMENT RE LETTER OF CREDIT

          This Agreement re Letter of Credit ("Agreement"), dated as of November ___, 1994, executed by TriNet Essential Facilities XII, Inc., a Maryland corporation ("Landlord"), and Certified Grocers of California, Ltd., a California corporation ("Tenant"), is entered into with reference to that certain Lease of even date herewith (the "Leasel"), by and between Landlord and Tenant. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for them in the Lease. This Agreement is also entered into with reference to the following facts:

          A. Pursuant to the Lease, Tenant is leasing from Landlord certain real and personal property which Landlord is acquiring from Tenant pursuant to a Purchase Agreement dated November ___ , 1994 (the "Purchase Agreement").

          B. As conditions to the closing of the sale (the "Sale") described in the Purchase Agreement, Landlord has required (1) the concurrent execution and delivery of this Agreement, and (2) the issuance by Bankers Trust Company and the delivery to Landlord, of a letter of credit in the amount of $1,500,000 (the "Initial Letter of Credit") in substantially the form of Exhibit "A" hereto (subject to changes to such form required by the issuing bank which do not materially impair Landlord's rights and interests with respect thereto). As used in this Agreement, "Letter of Credit" means the Initial Letter of Credit and each subsequent letter of credit delivered to Landlord in substitution therefor in accordance with this Agreement.

          In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. ISSUANCE AND RENEWAL OF LETTERS OF CREDIT. Concurrently with the closing of the Sale, Tenant shall deliver to Landlord the Initial Letter of Credit. Tenant shall maintain each Letter of Credit delivered pursuant to this Agreement in force (or provide a replacement Letter of Credit to remain in force) until the earlier of (i) the applicable time specified in this Agreement, as the case may be, or (ii) the seventh (7th) anniversary of the Commencement Date. It is anticipated that each Letter of Credit will automatically renew for successive one (1) year terms subject to the bank issuing such Letter of Credit (the "Issuing Bank") giving written notice of nonrenewal at least sixty (60) days prior to the then expiration date of the respective Letter of Credit, and Tenant shall be required to provide a replacement Letter of Credit on the date (each, a "Renewal Date") not less than


                                    EXHIBIT P
thirty (30) days prior to the then expiration date of the expiring Letter of Credit (as provided hereinbelow). Not less than thirty (30) days prior to the expiration date of any Letter of Credit, Tenant shall deliver to Landlord a new Letter of Credit (or evidence of the extension of the expiration date of the existing Letter of Credit) so that the expiration date of the new or extended Letter of Credit shall be a date at least twelve (12) months after the expiration date of the previous Letter of Credit. Contemporaneously with the delivery of any new Letter of Credit to Landlord, Landlord shall surrender to Tenant the Letter of Credit being replaced. Each Letter of Credit shall permit partial drawings, shall be assignable, and shall provide that funds thereunder shall be available upon a sight draft and a certificate signed by a senior executive officer of the beneficiary of the Letter of Credit stating that Landlord is entitled to draw thereunder.

     2. DRAWING UPON NONRENEWAL. If the Issuing Bank gives written notice of nonrenewal at least sixty (60) days prior to the then expiration date of the Letter of Credit and Tenant fails to deliver such new Letter of Credit at least thirty (30) days in advance of such expiration date, then Landlord shall be entitled to draw upon the Letter of Credit in full and hold the drawn funds in Landlord's own name as secured party with respect to a security interest hereby granted by Tenant, as cash collateral, in a separate interest-bearing account (the "Draw Account") established with a financial institution satisfactory to Tenant, in which event Landlord shall have the right to draw upon and retain such funds upon the same conditions as set forth in Articles 3 and 4 hereof. Interest earned on such funds shall be disbursed on each anniversary of the date the funds are deposited in the Draw Account as follows: (a) first, to pay all reasonable costs charged by the applicable financial institution to establish and maintain the Draw Account ("Account Costs"); and (b) second, the balance of such interest to Tenant. In the event that Landlord draws the entire balance of the Letter of Credit in accordance with this Article 2, Tenant shall be deemed to have timely cured the default resulting from its failure to deliver a new Letter of Credit, and Tenant shall have no further right or obligation to provide an additional Letter of Credit.

     3. DRAWING UPON MONETARY DEFAULT. In the event that Tenant fails to pay any Rent or other amount owing to Landlord under the Lease when due (after the expiration of any applicable cure period), Landlord may draw (in whole or in part, as applicable) under the Letter of Credit an amount equal to such delinquent amount, together with any late charges and interest to which Landlord may be entitled under the Lease with respect to such delinquent amount.

     4. DRAWING UPON LEASE TERMINATION. In the event that Landiord terminates the Lease as the result of an Event of Default thereunder, the following shall apply:

               4.1 In the event that, at the time of such Lease termination, Tenant has not completed (and/or has not fully paid for) the Fourth Floor Work, Landlord shall be entitled to draw up to $500,000 under the Letter of Credit to pay (a) the costs to complete the Fourth Floor Work and (b) any unpaid construction costs with respect to portions of the Fourth Floor Work completed by Tenant.

               4.2 Until the earlier of (i) the commencement of the term of a new lease (or leases) of the entire Premises by one or more third parties or
(ii) the determination, by a court of competent jurisdiction, of the damages to which Landlord is entitled as a result of Tenant's default, Landlord shall be entitled to draw upon the Letter of Credit, on or after the first day of each calendar month, in the amount of all Rent that would have been due under the Lease during such calendar month in the event that the Lease had not been terminated and any other amounts then owing by Tenant to Landlord, which amounts shall be deposited by Landlord in the Draw Account and held in accordance with this Agreement.

               4.3 Following the determination, by a court of competent jurisdiction, of the damages to which Landlord is entitled as a result of Tenant's default: (a) Landlord shall be entitled to apply any amounts then held by Landlord in the Draw Account to any unpaid darages which Landlord is so awarded (and Landlord shall promptly withdraw and deliver to Tenant the amount, if any, by which the funds then held in the Draw Account exceed the sum of (i) such unpaid damages and (ii) any outstanding Account Costs); and (b) to the extent that the funds, if any, then held in the Draw Account are exceeded by the sum of (i) such unpaid damages and (ii) any outstanding Account Costs, Landlord shall be entitled to draw upon the Letter of Credit in the amount of such excess, for application against such unpaid damages and Account Costs.

               4.4 It is understood and agreed that the amounts available in the Draw Account and/or under the Letter of Credit from time to time are not intended to limit, liquidate or augment any damages to which Landlord may be entitled as a result of Tenant's default. In the event that the amount of any unpaid damages that Landlord is awarded by a court of competent jurisdiction as a result of Tenant's default (together with any outstanding Account Costs) exceed the sum of (a) any funds then held in the Draw Account and (b) any amount available to be drawn under the Letter of Credit, Tenant shall immediately pay the amount of any such excess damages to Landlord. In the event that the amount of any damages that Landlord is so awarded are subsequently reduced on appeal, and in the event that Landlord has applied Letter of Credit and/or Draw Account proceeds against the damages earlier awarded in amounts in excess of the amount of the reduced award, Landlord shall immediately pay the amount of any such excess to Tenant.

     5. REDUCTIONS IN LETTER OF CREDIT AMOUNT. Upon the fourth (4th) anniversary of the Commencement Date, the required amount of the Letter of Credit shall be reduced by $375,000, and such required amount shall be reduced by an additional $375,000 upon each subsequent anniversary of the Commencement Date until, upon the seventh (7th) anniversary of the Commencement Date, Tenant's obligation to maintain a Letter of Credit in effect shall terminate. Thus, the required Letter of Credit amount following the fourth (4th) through sixth (6th) anniversaries of the Commencement Date shall be as follows:

                 Anniversary              Required Amount
                 -----------              ----------------
                     4th                     1,125,000
                     5th                       750,000
                     6th                       375,000

In the event that, upon any such anniversary, the Draw Account exists and the balance of such Draw Account (after deduction of any outstanding Account Costs) exceeds the new required Letter of Credit amount, Landlord shall immediately withdraw funds in the amount of such excess from the Draw Account and deliver such funds to Tenant. Upon the seventh (7th) anniversary of the Commencement Date, any funds then held in the Draw Account (after deduction of any outstanding Account Costs) shall be withdrawn by Landlord and delivered to Tenant.

     6. TERMINATION OF LETTER OF CREDIT REQUIREMENT. Notwithstanding the foregoing, Tenant's obligation to maintain a Letter of Credit in effect shall terminate in the event that, for any two consecutive fiscal years of Tenant following the fiscal year which ended on September 3, 1994, (a) Tenant's consolidated gross revenues equal or exceed $1,800,000,000, and (b) Tenant's net operating income (prior to deduction of patronage dividends) equals or exceeds $12,500,000. In such event, (i) Landlord shall promptly take all actions, and execute and deliver all documents, reasonably required by Tenant to obtain the cancellation of any Letter of Credit which is then in effect, and (ii) in the event that the Draw Account then exists, all funds then held in the Draw Account (after deduction of any outstanding Account Costs) shall be withdrawn by Landlord and delivered to Tenant.

     7. LETTER OF CREDIT FEES. Landlord shall reimburse Tenant from time to time, within five (5) business days following Tenant's demand, for all issuance fees, letter of credit fees, renewal fees and similar fees (collectively, "Letter of Credit Fees") charged by any Issuing Bank with respect to the issuance or renewal of any Letter of Credit; provided, however, that Landlord shall not be obligated to reimburse Tenant with respect to Letter of Credit Fees to the extent that they exceed 2% of the face amount of any Letter of Credit per annum. Landlord acknowledges that the late payment by Landlord of any such reimbursement amount will cause Tenant to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administrative and collection costs and processing and accounting expenses. Therefore, if any such reimbursement owed to Tenant is not received by Tenant within three (3) business days after Tenant gives written notice to Landlord that Landlord has failed to make such payment when due, Landlord shall immediately pay to Tenant a late charge equal to six percent (6%) of such delinquent amount. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Tenant for the loss suffered by Landlord's failure to make timely payment. All amounts of money payable by Landlord to Tenant hereunder, if not paid when due, shall bear interest from the due date until paid at the Prime Rate plus five percent (5%) per annum.

     8. ATTORNEYS' FEES. In the event that any litigation shall be commenced concerning this Agreement by any party hereto, the party prevailing in such litigation shall be entitled to recover, in addition to such other relief as may be granted, its reasonable costs and expenses, including without limitation reasonable attorneys' fees and court costs, whether or not taxable, as awarded by a court of competent jurisdiction.

     9. NOTICES. All notices, demands, approvals and other communications provided for in this Agreement shall be in writing and be delivered to the appropriate party at its address as follows:

          If to Landlord:

                    TriNet Essential Facilities XII, Inc.
                    Four Embarcadero Center, Suite 3150
                    San Francisco, California 94111
                    Attention: Mr.  James R.  Reinhart

               with  a copy to:

                    TriNet Corporate Realty Trust, Inc.
                    7406 Fullerton Street, Suite 105
                    Jacksonville, Florida 32256
                    Attention: Ms.  JoAnn Chitty

          If to Tenant:

                    Certified Grocers of California, Ltd.
                    2601 South Eastern Avenue
                    Los Angeles, California 90040
                    Attention: Corporate Secretary

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

     10. MISCELLANEOUS. This Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Agreement shall be governed by the laws of the State of California (without regard to any choice of law provisions thereof).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                        "Landlord":

                                        TRINET ESSENTIAL FACILITIES XII, INC.,
                                        a Maryland corporation

                                        By:
                                            ------------------------------

                                            ------------------------------
                                             (Printed Name and Title)

                                        "Tenant":

                                        CERTIFIED GROCERS OF CALIFORNIA, LTD.,
                                        a California corporation

                                        By:
                                            ------------------------------

                                            ------------------------------
                                             (Printed Name and Title)

                                   EXHIBIT "A"

                           (FORM OF LETTER OF CREDIT)

                            [Issuing Bank Letterhead]

                             ________________, 19__

             IRREVOCABLE STANDBY LETTER OF CREDIT NO._______________

BENEFICIARY:                        APPLICANT:





                                     Amount: $__________________

                                     Expiry Date: ______________________,  19___

Ladies and Gentlemen:

          By order of and for the account of _______________ (the "Applicant"), we (the "Bank") hereby establish this Irrevocable Standby Letter of Credit (the "Letter of Credit") in the aggregate amount of $ _____________ in your favor.

          Funds under this Letter of Credit are available to you or the transferee of this Letter of Credit (you, or such transferee during the period such transferee has possession of this Letter of Credit, being referred to herein as "Beneficiary") against Beneficiary's sight draft(s) drawn on us, at our office at ________________________________________________, mentioning our
Letter of Credit No. ___________ and accompanied by the original of this Letter of Credit and Beneficiary's signed statement, in the form of Annex A attached hereto, that the Beneficiary is entitled to draw under this Letter of Credit.

          We engage with you that all drafts drawn by Beneficiary under and in compliance with this Letter of Credit will be duly honored by us.

          Partial draws are permitted under this Letter of Credit. Upon any partial draw, this Letter of Credit shall immediately be returned to the Beneficiary.

          This Letter of Credit shall expire on ________________, 19__; provided, however, that, on ________________, 19__ and each anniversary thereof, this Letter of Credit shall automatically be extended for successive periods of one year until not later than ________________, 2001; and provided further that this Letter of Credit shall not be so extended if the Bank


                                   Exhibit "A"
in its sole discretion gives to you and the Beneficiary (if different), and to the Applicant, sixty (60) days' written notice prior to the Expiration Date (as hereinafter defined) then in effect that the Bank will not renew this Letter of Credit for any additional period. It is understood that if, upon such notice of nonrenewal, the Applicant fails to deliver to the Beneficiary a replacement letter of credit in accordance with that certain Agreement re Letter of Credit dated November , 1994 between the Beneficiary and the Applicant, this Letter of Credit may be drawn upon by the Beneficiary at any time within thirty (30) days prior to the Expiration Date.

          This Letter of Credit shall automatically expire at 5:00 P.M. Pacific time on the date (the "Expiration Date") which is the earlier of (i) ________________, 19__, or the date to which expiration has been extended pursuant to the immediately preceding paragraph hereof; (ii) the date on which the Bank shall have honored Beneficiary's draft or drafts presented hereunder in the full amount hereof; and (iii) the date when Beneficiary surrenders this Letter of Credit to the Bank (it being understood that presentation of this Letter of Credit for purposes of transfer of or a partial draw under this Letter of Credit shall not constitute a surrender of this Letter of Credit).

          All documents presented to the Bank in connection with any drawing, and all other communications and notices to the Bank with respect to this Letter of Credit, shall be in writing and delivered to the Bank in person, by registered or certified mail or via express delivery service, at the address set forth in the second paragraph of this Letter of Credit, and shall specifically refer to ________________ Bank Irrevocable Standby Letter of Credit No
____________.

          This Letter of Credit is transferable by the Beneficiary in its entirety from time to time, in each case upon presentation to the Bank of a Certificate of Transfer in the form of Annex B attached hereto.

          This Letter of Credit is irrevocable. This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500.

                                             Very truly yours,


                                             ___________________________________
                                             (Authorized Signature)





                                   Exhibit "A"

     THIS FORMS AN INTEGRAL PART OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.__ DATED _____________ 19__

                                     ANNEX A
                             TO IRREVOCABLE STANDBY
                                LETTER OF CREDIT

                             CERTIFICATE OF DRAWING

          The undersigned hereby certifies to [Issuing Bank] (the "Bank"), with reference to the Bank's Irrevocable Standby Letter of Credit No._____ (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of _________, that:

          1.  He/she is a duly authorized officer of the undersigned.

          2.  The undersigned is the Beneficiary under the Letter of Credit.

          3.  The undersigned is entitled to draw under the Letter of Credit.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ____ day of ________________, 19__.


                                        By ____________________________________

                                        Name ___________________________________

                                        Title __________________________________










                                   Exhibit "A"

                                     ANNEX B
                             TO IRREVOCABLE STANDBY
                                LETTER OF CREDIT

                             CERTIFICATE OF TRANSFER

                             ________________, 19__


_______________________
_______________________
_______________________
Attn: Letter of Credit Department

Ladies and Gentlemen:

          The undersigned authorized officer of the beneficiary of your Irrevocable Standby Letter of Credit No. ___ (the "Letter of Credit") hereby irrevocably instructs you to transfer the Letter of Credit in its entirety to:


                         _______________________________
                              (Name of transferee)


                         _______________________________
                                    (Address)

who shall upon your transfer of the Letter of Credit have the sole rights as beneficiary thereof. This request for transfer complies with the requirements of the Letter of Credit pertaining to transfers.

          The original of the Letter of Credit is returned herewith, and in accordance therewith we ask you to endorse the transfer on the reverse thereof and deliver it directly to the above-named transferee together with your customary notice of transfer.

          By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the above-named transferee, who shall hereafter have the sole rights as beneficiary thereof.

                                             By ________________________________

                                             Name ______________________________

                                             Title _____________________________





                                   Exhibit "A"
                                   Page 4 of 4